UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☑                     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.Rule 14a-12

Anadarko Petroleum Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 18, 2016

TO OUR STOCKHOLDERS:

The 2016 Annual Meeting of Stockholders of Anadarko Petroleum Corporation will be held at The Woodlands Waterway Marriott Hotel and Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas, 77380 on Tuesday, May 10, 2016, at 8:00 a.m. (Central Daylight Time).

The attached Notice of Annual Meeting of Stockholders and proxy statement provide information concerning the matters to be considered at the Annual Meeting. The Annual Meeting will cover only the business contained in the proxy statement and will not include a management presentation.

Pursuant to rules promulgated by the U.S. Securities and Exchange Commission (SEC), we are also providing access to our proxy materials over the Internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (Notice) instead of a paper copy of this proxy statement, a proxy card and our 2015 annual report. The Notice contains instructions on how to access those documents over the Internet, as well as instructions on how to request a paper copy of our proxy materials. All stockholders who do not receive a Notice should receive a paper copy of the proxy materials by mail. We believe that the Notice process will allow us to provide you with the information you need in a timelier manner, will save us the cost of printing and mailing documents to you, and will conserve natural resources.

Your vote is important and we encourage you to vote even if you are unable to attend the Annual Meeting. You may vote by Internet or by telephone using the instructions on the Notice, or, if you received a paper copy of the proxy card, by signing and returning it in the postage-paid envelope provided for your convenience. You may also attend and vote at the Annual Meeting.

Very truly yours,

R. A. WALKER

Chairman of the Board, President

and Chief Executive Officer

1201 Lake Robbins Drive

The Woodlands, Texas 77380-1046

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of Anadarko Petroleum Corporation will be held at The Woodlands Waterway Marriott Hotel and Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas 77380 on Tuesday, May 10, 2016, at 8:00 a.m. (Central Daylight Time) to consider the following proposals:

(1)	elect eleven directors;

(2)	ratify the appointment of KPMG LLP as the Company’s independent auditor for 2016;

(3)	approve an Amendment and Restatement of the Anadarko Petroleum Corporation 2012 Omnibus Incentive Compensation Plan;

(4)	an advisory vote to approve the Company’s named executive officer compensation;

(5)	if presented, vote on the stockholder proposal set forth on pages 99 through 102 in the accompanying proxy statement; and

(6)	transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

If you are a holder of record of common stock at the close of business on March 15, 2016, the record date, then you are entitled to receive notice of and to vote at the Annual Meeting.

Please take the time to vote by following the Internet or telephone voting instructions provided. If you received a paper copy of the proxy card, you may also vote by completing and mailing the proxy card in the postage-paid envelope provided for your convenience. You may also attend and vote at the Annual Meeting. You may revoke your proxy at any time before the vote is taken by following the instructions in this proxy statement.

As a stockholder, your vote is very important and the Company’s Board of Directors strongly encourages you to exercise your right to vote.

BY ORDER OF THE BOARD OF DIRECTORS

Amanda M. McMillian

Senior Vice President, General Counsel,

Corporate Secretary and Chief Compliance Officer

March 18, 2016

The Woodlands, Texas

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be Held on May 10, 2016:

The proxy statement and annual report for 2015 are available at

https://materials.proxyvote.com/032511

2012 OMNIBUS INCENTIVE COMPENSATION PLAN, AS AMENDED AND RESTATED	Appendix A

1201 Lake Robbins Drive

The Woodlands, Texas 77380-1046

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 10, 2016

We are furnishing you this proxy statement in connection with the solicitation of proxies by our Board of Directors (Board) to be voted at the 2016 Annual Meeting of Stockholders (Annual Meeting) of Anadarko Petroleum Corporation, a Delaware corporation, sometimes referred to herein as the Company, Anadarko, us, we or like terms. The Annual Meeting will be held on Tuesday, May 10, 2016, at 8:00 a.m. (Central Daylight Time). The proxy materials, including this proxy statement, proxy card or voting instructions and our 2015 annual report, are being distributed and made available on or about March 25, 2016.

We provide our stockholders access to our proxy materials on the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (Notice) will be mailed to most of our stockholders on or about March 25, 2016. Stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials to be sent to them by following the instructions in the Notice.

The Notice also provides instructions on how to inform us whether to send future proxy materials to you electronically by e-mail or in printed form by mail. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail or printed form will remain in effect until you terminate it.

Choosing to receive future proxy materials by e-mail will allow us to provide you with the information you need in a more timely manner, save us the cost of printing and mailing documents to you, and conserve natural resources.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Where and when is the Annual Meeting?

The Annual Meeting will be held at The Woodlands Waterway Marriott Hotel and Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas, 77380, on Tuesday, May 10, 2016, at 8:00 a.m. (Central Daylight Time).

Who may vote?

You may vote if you were a holder of record of Anadarko common stock as of the close of business on March 15, 2016, the record date for the Annual Meeting. Each share of Anadarko common stock is entitled to one vote at the Annual Meeting. On the record date, there were 515,984,695 shares of common stock outstanding and entitled to vote at the Annual Meeting. There are no cumulative voting rights associated with Anadarko common stock.

May I attend the Annual Meeting?

Yes. Attendance is limited to stockholders of record as of the record date for the Annual Meeting, Company employees, and certain guests invited by the Company. Admission will be on a first-come, first-served basis. You may be asked to present valid picture identification, such as a

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driver’s license or passport. If your shares of common stock are held in the name of a bank, broker, or other holder of record and you plan to attend the Annual Meeting, you must present proof of your ownership, such as a current bank or brokerage account statement reflecting ownership as of the record date for the Annual Meeting, to be admitted. Cameras, recording devices, cell phones and other electronic devices may not be used during the Annual Meeting.

Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with SEC rules, we are providing access to our proxy materials over the Internet. As a result, we have sent to most of our stockholders a Notice instead of a paper copy of the proxy materials. The Notice contains instructions on how to access the proxy materials over the Internet and how to request a paper copy. In addition, stockholders may request to receive future proxy materials in printed form by mail or electronically by e-mail. A stockholder’s election to receive proxy materials by mail or e-mail will remain in effect until the stockholder terminates it.

Why didn’t I receive a Notice in the mail regarding the Internet availability of proxy materials?

We are providing certain stockholders, including those who have previously requested to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of a Notice. If you would like to reduce the costs incurred by Anadarko in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card to vote using the Internet. When prompted, indicate that you agree to receive or access stockholder communications electronically in the future.

Can I vote my stock by filling out and returning the Notice?

No. The Notice will, however, provide instructions on how to vote by Internet, by telephone, by requesting and returning a paper proxy card, or by submitting a ballot in person at the Annual Meeting.

How can I access the proxy materials over the Internet?

Your Notice or proxy card will contain instructions on how to view our proxy materials for the Annual Meeting on the Internet. Our proxy materials are also available at https://materials.proxyvote.com/032511.

What am I voting on and how does the Board recommend that I vote?

Proposal	Board Vote Recommendation
Election of Directors	FOR EACH DIRECTOR NOMINEE

Management Proposals
Ratification of KPMG LLP as Independent Auditor for 2016	FOR

Approve an Amendment and Restatement of the Anadarko Petroleum Corporation 2012 Omnibus Incentive Compensation Plan	FOR

Advisory Vote to Approve the Company’s Named Executive Officer 2015 Compensation	FOR

Stockholder Proposal
Provide a Report on Carbon Risk	AGAINST

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What is the effect of an “advisory” vote?

Because your vote with respect to approval of our named executive officer (NEO) compensation is advisory, it will not be binding upon the Board. However, our Compensation and Benefits Committee (Compensation Committee) and the Board will carefully consider the outcome of the vote when reviewing future compensation arrangements for our executive officers.

Why should I vote?

Your vote is very important regardless of the amount of stock you hold. The Board strongly encourages you to exercise your right to vote as a stockholder of the Company.

How do I vote?

You may vote by any of the following four methods:

(i) Internet. Vote on the Internet at http://www.proxyvote.com. This website also allows electronic proxy voting using smartphones, tablets and other web-connected mobile devices (additional charges may apply pursuant to your service provider plan). Simply follow the instructions on the Notice, or if you received a proxy card by mail, follow the instructions on the proxy card and you can confirm that your vote has been properly recorded. In addition, we have included a QR (Quick Response) code on the Notice and proxy card. When you scan the QR code with your web-connected mobile device, you will be sent directly to a personalized webpage where you can indicate how you would like to vote. If you vote on the Internet, you can request electronic delivery of future proxy materials. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Daylight Time) on May 9, 2016.

(ii) Telephone. Vote by telephone by following the instructions on the Notice or, if you received a proxy card, by following the instructions on the proxy card. Easy-to-follow voice prompts allow you to vote your stock and confirm that your vote has been properly recorded. Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Daylight Time) on May 9, 2016.

(iii) Mail. If you received a proxy card by mail, vote by mail by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed without indicating how you want to vote, then your proxy will be voted as recommended by the Board. If mailed, your completed and signed proxy card must be received by May 9, 2016.

(iv) Meeting. You may attend and vote at the Annual Meeting.

The Board recommends that you vote using one of the first three methods discussed above, as it is not practical for most stockholders to attend and vote at the Annual Meeting. Using one of the first three methods discussed above to vote will not limit your right to vote at the Annual Meeting if you later decide to attend in person. If your stock is held in street name (for example, held in the name of a bank, broker, or other holder of record), you must obtain a proxy executed in your favor from your bank, broker or other holder of record to be able to attend and vote at the Annual Meeting.

If I vote by telephone or Internet and received a proxy card in the mail, do I need to return my proxy card?

No.

If I vote by mail, telephone or Internet, may I still attend the Annual Meeting?

Yes.

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Can I revoke my proxy?

Yes. You may revoke your proxy before the voting polls are closed at the Annual Meeting, by the following methods:

•	voting at a later time by Internet or telephone until 11:59 p.m. (Eastern Daylight Time) on May 9, 2016;

•	voting in person at the Annual Meeting;

•	delivering to Anadarko’s Corporate Secretary a proxy with a later date or a written revocation of your most recent proxy; or

•	giving notice to the inspector of elections at the Annual Meeting.

If you are a street name stockholder (for example, if your shares are held in the name of a bank, broker, or other holder of record) and you vote by proxy, you may later revoke your proxy by informing the holder of record in accordance with that entity’s procedures.

How many votes must be present to hold the Annual Meeting?

Your stock is counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. In order for us to hold our Annual Meeting, holders of a majority of our common stock entitled to vote must be present in person or by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum.

What is a broker non-vote?

The New York Stock Exchange (NYSE) permits brokers to vote their customers’ stock held in street name on routine matters when the brokers have not received voting instructions from their customers. The NYSE does not, however, allow brokers to vote their customers’ stock held in street name on non-routine matters unless they have received voting instructions from their customers. In such cases, the uninstructed shares for which the broker is unable to vote are called broker non-votes.

What routine matters will be voted on at the Annual Meeting?

The ratification of the independent auditor is the only routine matter on which brokers may vote in their discretion on behalf of customers who have not provided voting instructions.

What non-routine matters will be voted on at the Annual Meeting?

The election of directors, the vote to approve an amendment and restatement of the Anadarko Petroleum Corporation 2012 Omnibus Incentive Compensation Plan, the advisory vote to approve our NEO compensation and the stockholder proposal, if presented, are non-routine matters on which brokers are not allowed to vote unless they have received voting instructions from their customers.

How many votes are needed to approve each of the proposals or, with respect to the advisory vote, to be considered the recommendation of the stockholders?

The election of each director requires the affirmative vote of a majority of the votes cast for such director. Under our By-Laws, a majority of votes are cast for the election of a director if the number of votes cast “for” the director exceeds the number of votes cast “against” the director. Abstentions will not be taken into account in director elections. Each of the other proposals will be approved if it receives the affirmative vote of a majority of the stock entitled to vote and present in person or by proxy at the Annual Meeting. Although the advisory vote on our NEO compensation and the vote on the stockholder proposal are non-binding, the Board will review the results of such vote and, consistent with our record of stockholder engagement, will take the results

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into account when making decisions going forward. Except as otherwise provided above, abstentions are counted as votes present and entitled to vote and have the same effect as votes against a proposal. Broker non-votes are not counted as either votes for or votes against a proposal. Both abstentions and broker non-votes are counted in determining that a quorum is present for the meeting.

Could other matters be decided at the Annual Meeting?

We are not aware of any matters that will be considered at the Annual Meeting other than those set forth in this proxy statement. However, if any other matters arise at the Annual Meeting, the persons named in your proxy will vote in accordance with their best judgment.

Where can I find the voting results of the Annual Meeting?

We will announce the preliminary voting results at the Annual Meeting and disclose the final voting results in a current report on Form 8-K filed with the SEC within four business days of the date of the Annual Meeting unless only preliminary voting results are available at that time. To the extent necessary, we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known. You may access or obtain a copy of these and other reports free of charge on the Company’s website at http://www.anadarko.com, or by contacting our investor relations department at investor@anadarko.com. Also, the referenced Form 8-K, any amendments thereto and other reports filed with or furnished to the SEC by the Company are available to you over the Internet at the SEC’s website at http://www.sec.gov.

How can I view the stockholder list?

A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for viewing during ordinary business hours for a period of ten days before the Annual Meeting at our offices at 1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046.

Who pays for the proxy solicitation related to the Annual Meeting?

We do. In addition to sending you these materials or otherwise providing you access to these materials, some of our directors and officers as well as management and non-management employees may contact you by telephone, mail, e-mail or in person. You may also be solicited by means of press releases issued by Anadarko, postings on our website at http://www.anadarko.com, advertisements in periodicals, or other media forms. None of our officers or employees will receive any extra compensation for soliciting you. We have retained Morrow & Co., LLC (Morrow), 470 West Ave., Stamford, Connecticut 06902, to assist us in soliciting your proxy for an estimated fee of $12,500, plus reasonable out-of-pocket expenses. Morrow ensures that brokers, custodians and nominees will supply additional copies of the proxy materials for distribution to the beneficial owners. We will also reimburse banks, nominees, fiduciaries, brokers and other custodians for their costs of sending the proxy materials to the beneficial owners of Anadarko common stock.

Who will tabulate and certify the vote?

Broadridge Financial Solutions, Inc., an independent third party, will tabulate and certify the vote, and will have a representative to act as the independent inspector of elections for the Annual Meeting.

If I want to submit a stockholder proposal for the 2017 Annual Meeting, when is that proposal due?

If you are an eligible stockholder and want to submit a proposal for possible inclusion in the proxy statement relating to the 2017 Annual Meeting, your proposal must be delivered to the attention of our Corporate Secretary and must be received at our principal office, 1201 Lake

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Robbins Drive, The Woodlands, Texas 77380-1046, no later than November 25, 2016. We will only consider proposals that meet the requirements of the applicable rules of the SEC and our By-Laws.

If I want to nominate a director for the 2017 Annual Meeting, when is that nomination due?

Eligible stockholders may nominate a candidate for election to the Board for inclusion in the Company’s proxy materials in accordance with the “proxy access” provisions of our By-Laws. Our By-Laws require that you provide notice in writing to our Corporate Secretary (at the same address noted above) no later than the close of business on November 25, 2016, and no earlier than the close of business on October 26, 2016. For more information regarding the “proxy access” provisions of our By-Laws, see page 21.

Our By-Laws also provide that any stockholder may nominate a candidate for election to the Board or propose any business to be brought before an annual meeting of stockholders, which nomination or proposal is not submitted for inclusion in the Company’s proxy materials. Assuming that our Annual Meeting is held on schedule, our By-Laws require that you provide notice in writing to our Corporate Secretary (at the same address noted above) no later than the close of business on February 9, 2017, and no earlier than the close of business on January 10, 2017. For additional information, see page 22.

How can I obtain a copy of the Annual Report on Form 10-K?

Stockholders may request a free copy of our Annual Report on Form 10-K by submitting such request to Investor Relations, Anadarko Petroleum

Corporation, P.O. Box 1330, Houston, Texas 77251-1330. Stockholders may also submit such request via e-mail at investor@anadarko.com or by calling (855) 820-6605. Alternatively, stockholders can access our Annual Report on Form 10-K on Anadarko’s website at http://www.anadarko.com. Also, our Annual Report on Form 10-K and other reports filed by the Company with the SEC are available to you over the Internet at the SEC’s website at http://www.sec.gov.

Will I get more than one copy of the proxy statement, annual report or Notice if there are multiple stockholders at my address?

In some cases, only one copy of this proxy statement, annual report or Notice is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly, upon a written or oral request, a separate copy of this proxy statement, annual report or Notice to a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of the proxy statement, annual report or Notice, but in such event will still receive separate proxies for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to the Corporate Secretary, Anadarko Petroleum Corporation, 1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046 or a stockholder may make a request by calling the Corporate Secretary at (832) 636-1000 or by contacting our transfer agent, Computershare, P.O. Box 30170, College Station, Texas 77842-3170.

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Anadarko Board of Directors

ITEM 1 — ELECTION OF DIRECTORS

Our Restated Certificate of Incorporation provides that all directors are to be elected annually and that any director (or the entire Board) may be removed with or without cause at and after the Annual Meeting at which he or she is elected.

At the Annual Meeting, the terms of our eleven incumbent directors will expire. Those eleven directors have each been nominated to stand for election and, if elected at the Annual Meeting, will hold office until the expiration in 2017 of each of their one-year terms.

The Board is not aware of any reason why the director nominees would not be able to serve as directors of the Company. However, if a nominee is unavailable for election, then the proxies will be voted for the election of another nominee proposed by the Board or, as an alternative, the Board may reduce the number of directors to be elected at the Annual Meeting.

Our By-Laws provide for the election of directors by the majority vote of stockholders in uncontested elections. This means the number of votes cast “for” a nominee’s election must exceed the number of votes cast “against” such nominee’s election in order for him or her to be elected to the Board. In addition, each incumbent nominee is required to provide an irrevocable letter of resignation that states that he or she will resign if that director does not receive the required majority vote. If a director were to fail to receive a majority of votes cast and the Board were to accept the resignation tendered, then that director would cease to be a director of Anadarko. Each of the eleven incumbent director nominees named below has submitted an irrevocable letter of resignation that becomes effective if he or she does not receive a majority of the votes cast for his or her election and the Board decides to accept such resignation.

As discussed in more detail on page 19 of this proxy statement, the Board considers several qualifications, characteristics and other factors when evaluating individual directors, as well as the composition of the Board as a whole. As part of this process, the Board and its Governance and Risk Committee review the particular experiences, qualifications, attributes and skills of each nominee to determine if that person should serve as a director of the Company. The biographies of each of the nominees below contain information regarding the person’s experience and director positions held currently or at any time during the last five years, and information regarding involvement in certain legal or administrative proceedings, to the extent applicable. They also highlight the particular experiences, qualifications, attributes or skills that caused the Governance and Risk Committee and the Board to conclude that the person should be nominated to serve as a director of the Company.

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THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED BELOW.

Nominees for Director Nominated by the Board of Directors for Terms Expiring in 2017

ANTHONY R. CHASE

Mr. Chase, 61, is Chairman and Chief Executive Officer of ChaseSource, L.P., a Houston-based staffing and real estate development firm. He served as an Executive Vice President of Crest Investment Company, a Houston-based private equity firm, from January 2009 until December 2009. Prior to these positions, he had most recently served as the Chairman and Chief Executive Officer of ChaseCom, L.P., a global customer relationship management and staffing services company, until its sale in 2007 to AT&T. Mr. Chase has also been a Professor of Law at the University of Houston since 1991. Mr. Chase is on the board of directors of the Greater Houston Partnership, and served as its Chairman during 2012. From July 2004 to July 2008, he served as a director of the Federal Reserve Bank of Dallas, and also served as its Deputy Chairman from 2006 until his departure in July 2008. He is also on the board of directors of the Houston Endowment and the Texas Medical Center and serves on the Board of Trustees for St. John’s School and KIPP Schools. Mr. Chase holds Bachelor of Arts, Master of Business Administration and Juris Doctor degrees from Harvard University. In addition to Mr. Chase’s current public-company directorship noted in the box to the right, in the past five years he also served on the boards of Sarepta Therapeutics, Inc. (NASDAQ: SRPT) and Western Gas Holdings, LLC (NYSE: WES), a subsidiary of Anadarko.

Mr. Chase’s unique experience as a successful and widely respected business leader, entrepreneur and legal scholar provides invaluable perspective to the Board. In addition, he has significant experience with strategic transactions and mergers and acquisitions.

Director Since: February 2014 Independent Current Directorships: Paragon Offshore plc

KEVIN P. CHILTON

General Chilton, 61, retired as Commander of the United States Strategic Command, Offutt Air Force Base, Nebraska, in February 2011, where he was responsible for the plans and operations for all U.S. forces conducting strategic deterrence and Department of Defense space and cyberspace operations. General Chilton served in the Air Force for more than 34 years in a wide variety of assignments including pilot, test pilot, instructor and astronaut, while earning numerous major awards and decorations. In addition to General Chilton’s current public-company directorships noted in the box to the right, in the past five years he also served on the board of Orbital Sciences Corporation.

General Chilton’s service as Deputy Program Manager of Operations, International Space Program and Director of Politico-Military Affairs, Asia-Pacific and Middle East, Joint Staff, the Pentagon, provides him with an invaluable blend of political, legislative, international and regulatory knowledge and experience. He also gained valuable managerial, financial and executive experience with his involvement in preparing the Air Force five-year budget/program for several years.

Director Since: May 2011 Independent Current Directorships: Level 3 Communications, Inc. Orbital ATK, Inc.

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THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED BELOW.

Nominees for Director Nominated by the Board of Directors for Terms Expiring in 2017

H. PAULETT EBERHART (Lead Director)

Ms. Eberhart, 62, currently serves as Chairman and Chief Executive Officer of HMS Ventures, a privately held business involved with technology services and the acquisition and management of real estate. From January 2011 through March 2014, she served as the President and Chief Executive Officer of CDI Corp. (NYSE: CDI), a provider of engineering and information technology outsourcing and professional staffing services. She served as a consultant to CDI from April 2014 through December 2014. Ms. Eberhart also served as Chairman and Chief Executive Officer of HMS Ventures from January 2009 until January 2011. She served as President and Chief Executive Officer of Invensys Process Systems, Inc. (Invensys), a process automation company, from January 2007 to January 2009. From 1978 to 2004, she was an employee of Electronic Data Systems Corporation (EDS), an information technology and business process outsourcing company, and held roles of increasing responsibility over time, including senior level financial and operating roles. From 2003 until March 2004, Ms. Eberhart was President of Americas of EDS, and from 2002 to 2003 she served as President of Solutions Consulting at EDS. Ms. Eberhart is a Certified Public Accountant. In addition to Ms. Eberhart’s current public-company directorships noted in the box to the right, in the past five years she also served on the boards of CDI, Fluor Corporation (NYSE: FLR) and Advanced Micro Devices, Inc. (NASDAQ: AMD).

Ms. Eberhart brings a wealth of accounting and financial experience to the Board, as well as managerial, manufacturing and global experience, through her numerous years of service as an executive officer for EDS, Invensys and CDI. She also held various other operating and financial positions during her 26 years at EDS. In addition, she gained significant experience through her service on the boards of other public companies and her involvement with various civic and charitable organizations.

Director Since: August 2004 Independent Current Directorships: Cameron International Corporation Ciber, Inc. LPL Financial Holdings Inc.

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THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED BELOW.

Nominees for Director Nominated by the Board of Directors for Terms Expiring in 2017

PETER J. FLUOR

Mr. Fluor, 68, has been Chairman and Chief Executive Officer of Texas Crude Energy, LLC, a private, independent oil and gas exploration company located in Houston, Texas, since 1990. He has been employed by Texas Crude Energy, LLC since 1972 and took over the responsibilities of President in 1980. Mr. Fluor serves as lead director of Fluor Corporation (NYSE: FLR).

Mr. Fluor brings more than 40 years of exploration and production operations, exploration and production service, finance, banking and managerial experience to the Board as a result of his experience at Texas Crude Energy, LLC (most recently as Chairman and Chief Executive Officer), as well as his service as a director of other public companies and involvement with various civic and charitable organizations.

Director Since: August 2007 Independent Current Directorships: Cameron International Corporation Fluor Corporation

RICHARD L. GEORGE

Mr. George, 65, was appointed independent Chairman of the Board of Penn West Petroleum Ltd. (TSX: PWT) (NYSE: PWE), an exploration and production company based in Calgary, Alberta, in May 2013. He previously served as President and Chief Executive Officer of Suncor Energy Inc. (TSX: SU) (NYSE: SU), an integrated energy company, from 1991 to December 2011, at which time he relinquished the title of President but continued to serve as Chief Executive Officer until his retirement in May 2012. In 2011, Mr. George was named Canadian Energy Person of the Year by the Energy Council of Canada. He has also served on the board of directors of the Canadian Council of Chief Executives since 2003. In 2008, he was inducted into the Canadian Petroleum Hall of Fame. Mr. George was named a member of the Order of Canada in 2007 for his leadership in the development of Canada’s natural resources sector, for his efforts to provide economic opportunities to Aboriginal communities and for his commitment to sustainable development. In addition to Mr. George’s current public-company directorships noted in the box to the right, in the past five years he also served on the boards of Canadian Pacific Railway (TSX: CP) (NYSE: CP), Suncor Energy Inc., and Transocean LTD. (SIX: RIGN) (NYSE: RIG).

Mr. George’s extensive leadership roles and career experiences in the global energy industry provide invaluable insight to the Board and strategically assist Anadarko as it pursues its expanding business opportunities.

Director Since: May 2012 Independent Current Directorships: Penn West Petroleum Ltd. Royal Bank of Canada

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THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED BELOW.

Nominees for Director Nominated by the Board of Directors for Terms Expiring in 2017

JOSEPH W. GORDER

Mr. Gorder, 58, is Chairman, President and Chief Executive Officer of Valero Energy Corporation (NYSE: VLO) (Valero), an international manufacturer and marketer of transportation fuels, other petrochemical products and power. He served as President and Chief Operating Officer of Valero from November 2012, until he assumed the role of Chief Executive Officer on May 1, 2014. He assumed the role of Chairman of the Board effective December 31, 2014. Mr. Gorder previously served as Executive Vice President and Chief Commercial Officer beginning in January 2011, and formerly led Valero’s European operations from its London office. He previously served as Executive Vice President — Marketing and Supply beginning in December 2005. Prior to that, he held several positions with Valero and Ultramar Diamond Shamrock Corporation with responsibilities for corporate development and marketing. Mr. Gorder is also Chairman and Chief Executive Officer of Valero Energy Partners LP (NYSE: VLP), a midstream logistics master limited partnership formed by Valero in 2013.

Mr. Gorder’s nearly 30 years of career experiences in and knowledge of global energy markets provides invaluable insight to the Board and strategically assists Anadarko as it pursues its expanding business opportunities.

Director Since: July 2014 Independent Current Directorships: Valero Energy Corporation Valero Energy Partners LP

JOHN R. GORDON

Mr. Gordon, 67, is Senior Managing Director of Deltec Asset Management LLC, a registered investment firm located in New York, New York. He was President of Deltec Securities Corporation from 1988 until it was converted into Deltec Asset Management LLC. Prior to joining Deltec Asset Management LLC, Mr. Gordon was a managing director of Kidder, Peabody & Co., where he spent 12 years in the firm’s corporate finance department.

Mr. Gordon’s role as Senior Managing Director of Deltec Asset Management LLC since 1988 provides him with significant finance and banking experience (including in the energy industry) as well as considerable managerial expertise. He also has significant involvement in various civic and charitable organizations.

Director Since: April 1988 Independent

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THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED BELOW.

Nominees for Director Nominated by the Board of Directors for Terms Expiring in 2017

SEAN GOURLEY

Dr. Gourley, 36, has served as CEO of Primer, a company building software to power artificial intelligence applications for the finance and military intelligence industries, since he founded it in February 2015. From March 2009 to January 2015, he was the Chief Technology Officer of Quid, a San Francisco-based augmented intelligence company he founded which builds software for strategic decision-making. Dr. Gourley studied at The University of Oxford as a Rhodes Scholar where he received a Ph.D. in physics, and he received both his Bachelor of Science and Master of Science in physics from the University of Canterbury in Christchurch, New Zealand. He was additionally a Post-Doctoral Research Fellow at the Said Business School at Oxford University and is currently an Equity Partner with Data Collective Venture Capital Fund, investing in key data and algorithmic technologies.

As a highly successful executive and entrepreneur in the technology sector, Dr. Gourley brings a unique and valuable perspective to the Board. His leadership in big data, algorithmic technologies, information technology and software pertaining to artificial intelligence and strategic decision making adds new skill sets to the Board that can be beneficially applied and leveraged across the Company’s global operations. Dr. Gourley’s expertise complements and enhances the Company’s ability to leverage technology as a competitive advantage.

Director Since: September 2015 Independent

MARK C. MCKINLEY

Mr. McKinley, 59, has served as Managing Partner of MK Resources LLC, a private oil and gas development company specializing in the recovery and production of crude oil and the development of unconventional resource projects, for more than ten years. He is also the founder and President of Labrador Oil Company, a private oil and natural gas exploration and development firm. In addition, Mr. McKinley is the Managing Partner of M Natural Resource Partners, LP, which holds mineral, royalty and real estate interests, both directly and indirectly through various partnerships. Mr. McKinley currently serves on the Boards of Directors of the Merrymac McKinley Foundation and the Tip of the Spear Foundation.

Mr. McKinley’s entrepreneurial, operational and business achievements during his long career in domestic and international oil and natural gas development bring valuable perspective to the Board.

Director Since: February 2015 Independent Current Directorships: Buckeye GP, LLC

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THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED BELOW.

Nominees for Director Nominated by the Board of Directors for Terms Expiring in 2017

ERIC D. MULLINS

Mr. Mullins, 53, serves as the Managing Director and Co-Chief Executive Officer of Lime Rock Resources, a company that he co-founded in 2005 which acquires, operates and improves lower-risk oil and natural gas properties. From May 2011 through October 2015, he also served as the Co-Chief Executive Officer and Chairman of the Board of Directors of LRE GP, LLC, the general partner of LRR Energy, L.P., an oil and natural-gas company. Prior to co-founding Lime Rock Resources, Mr. Mullins served as a Managing Director in the Investment Banking Division of Goldman Sachs (NYSE: GS) where he led numerous financing, structuring and strategic advisory transactions in the division’s Natural Resources Group. In the past five years he served on the board of LRE GP, LLC.

Mr. Mullins’s career experiences and knowledge in financing and strategic mergers and acquisitions for exploration and production companies greatly assists and enhances the Board’s ability to direct a sustainable and growing enterprise.

Director Since: May 2012 Independent

R. A. WALKER

Mr. Walker, 59, was named Chairman of the Board of the Company in May 2013, in addition to the role of Chief Executive Officer and director, both of which he assumed in May 2012, and the role of President, which he assumed in February 2010. He previously served as Chief Operating Officer from March 2009 until his appointment as Chief Executive Officer. He served as Senior Vice President, Finance and Chief Financial Officer from September 2005 until March 2009. Mr. Walker is a director of the Houston Branch of the Dallas Federal Reserve, a Trustee for the Houston Museum of Natural Science, a member of the Business Council, Business Roundtable, All-American Wildcatters (Chairman 2017/18), and the Board of Directors of the American Petroleum Institute (Executive Committee). In addition to his current public-company directorship noted in the box to the right, in the past five years he also served on the boards of Temple-Inland, Inc. and CenterPoint Energy, Inc. (NYSE: CNP), as well as Western Gas Equity Holdings, LLC (NYSE: WGP) and Western Gas Holdings, LLC (NYSE: WES), both of which are subsidiaries of Anadarko.

Mr. Walker has significant energy, banking and asset management experience, in addition to his role as Anadarko’s Chairman, President and Chief Executive Officer. He has served on numerous boards of public, private, industry trade associations and philanthropic organizations.

Director Since: May 2012 Not Independent – Management Current Directorships: BOK Financial Corporation

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Corporate Governance

Our Board recognizes that excellence in corporate governance is essential in carrying out our responsibilities to our stakeholders, including our stockholders, employees, customers, communities, and creditors, as well as to the environment. Our Corporate Governance Guidelines, By-Laws, Code of Business Conduct and Ethics, Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, and written charters for the Audit Committee, the Compensation Committee, and the Governance and Risk Committee, all as amended from time to time, can be found on the Company’s website at http://www.anadarko.com/Responsibility/Good-Governance/#!GDocs. These documents provide the framework for our corporate governance. Any of these documents will be furnished in print free of charge to any stockholder upon request. You can submit such a request to the Corporate Secretary at 1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046.

Under the Company’s Corporate Governance Guidelines, directors are expected to attend regularly scheduled Board of Director meetings and meetings of committees on which they serve, as well as the annual meeting of stockholders. Each incumbent director who served on our Board during 2015 attended at least 75% of the meetings of the Board and the committees on which he or she served. There were seven Board meetings and a total of 21 Board committee meetings in 2015. In addition, all of the incumbent directors attended the 2015 Annual Meeting, other than Mr. Gourley, who joined the Board in September 2015.

BOARD LEADERSHIP STRUCTURE

Mr. Walker was initially elected Chairman of the Board effective following the Company’s 2013 Annual Meeting and has been re-elected to such role each year since that time. As the Company’s Chief Executive Officer (CEO), Mr. Walker works in concert with the rest of our majority-independent Board and the independent Lead Director, Ms. Eberhart, to oversee the execution of the Company’s strategy. The Board believes that the combined Chairman and CEO role ensures open communication between the Board and executive management and promotes consistent and effective leadership of both the Board and executive management. In addition, the Board believes that a combined Chairman and CEO role is currently the best approach to promote long-term stockholder value for the reasons listed below.

•	Promotes Unified Approach on Corporate Strategy Development and Execution — Maintaining a combined position enables the Company’s CEO to act as a bridge between management and the Board, helping both to act with a common purpose. This also fosters consensus building and alignment on strategy and tactical execution of a Board-approved vision and strategy at the top levels within the Company.

•	Requires that the CEO Recognize Importance of Good Corporate Governance — Maintaining a combined position requires that the CEO’s responsibilities include a mastery of good corporate governance, a focus on broad stakeholder interests, and an open channel of communication, and requires the CEO to work together with the Lead Director as a team and to appreciate the vital importance of good governance practices in executing the Company’s strategy.

•	Provides Clear Lines of Accountability — A combined position has the practical effect of simplifying the accountability of the executive management team, thereby reducing potential confusion and fractured leadership.

•	Provides Clear Roadmap for Stockholder/Stakeholder Communications — A combined position provides the Company’s stakeholders the opportunity to deal with a single point of overall authority, which we believe results in more efficient and effective communications with stakeholders.

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Corporate Governance

Role of Lead Director. Consistent with industry best practices, the Board has a strong and active Lead Director whose duties and responsibilities ensure the Company maintains a corporate-governance structure with appropriate independence and balance. Our independent Lead Director’s duties are closely aligned with the role of an independent, non-executive chairman. Ms. Eberhart was appointed as Lead Director effective February 9, 2016. As the Lead Director, elected exclusively by the independent directors, Ms. Eberhart’s role is to assist the Chairman and the remainder of the Board in assuring effective corporate governance in managing the affairs of the Board and the Company. Ms. Eberhart, who has previously served as Chair of both the Audit and Governance and Risk Committees, serves as a liaison between the Chairman and the independent directors and works with the Chairman to approve all meeting agendas. She presides at executive sessions of the independent directors, which are held in conjunction with each regularly scheduled quarterly meeting of the Board, and any other meetings as she, in her capacity as the Lead Director, determines appropriate. Ms. Eberhart also approves information sent to the Board and approves meeting schedules to assure there is sufficient time for discussion of all agenda items. In addition, as Lead Director, Ms. Eberhart has authority to call special meetings of the Board and is also a member of the Board’s Executive Committee, providing additional representation for the independent directors in all actions considered by the Executive Committee between Board meetings. Ms. Eberhart is required, if requested by major stockholders, to be available for consultation and direct communication.

THE BOARD’S ROLE IN RISK OVERSIGHT

The Board’s role in the identification, assessment, oversight and management of potential risks that could affect the Company’s ability to achieve its strategic, operational and financial objectives consists of (i) reviewing and discussing the Company’s risk framework and risk management policies, (ii) facilitating appropriate coordination among the Board’s committees with respect to oversight of risk management by delegating oversight of the Company’s enterprise risk management program to the Governance and Risk Committee, the risk assessment framework and risk management policies, including the framework with respect to significant financial risk exposures, to the Audit Committee, and compensation risk to the Compensation Committee, and (iii) periodically meeting with members of management, including members of the Company’s internal Risk Council, to identify, review and assess the Company’s major risk exposures and steps taken to monitor, mitigate and report such exposures.

Board Committees. The Governance and Risk Committee is responsible for oversight of the Company’s significant risk exposures and periodically reviews and discusses with members of management those risk exposures and the steps being taken to identify, monitor and mitigate such exposures. With the assistance of the Compensation Committee’s independent executive compensation consultant, the Compensation Committee is responsible for the oversight of the annual risk assessment of the Company’s compensation programs. The Audit Committee is responsible for oversight of the Company’s risk assessment framework and risk management policies, including the framework with respect to significant financial risk exposures, and periodically reviews and discusses such framework and policies with members of management.

Internal Risk Council. In order to facilitate oversight of potential risk exposures to the Company that have not been specifically delegated to any Board committee, the Board periodically meets with members of the Company’s internal Risk Council to review and assess the Company’s risk-management processes and to discuss significant risk exposures. Members of senior management comprise the Company’s internal Risk Council and provide periodic reports to the CEO, the Governance and Risk Committee and the full Board regarding the Company’s risk profile and risk-management strategies. In addition, the Company’s internal audit function regularly provides additional perspective and insight to the Audit Committee regarding potential risks facing the Company.

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Corporate Governance

COMPENSATION COMMITTEE RISK ASSESSMENT

The Compensation Committee reviewed a comprehensive compensation risk assessment conducted independently by Frederic W. Cook & Co., Inc. (FWC), the Compensation Committee’s executive compensation consultant. The assessment focused on the design and application of the Company’s executive and non-executive compensation programs and whether such programs encourage excessive risk taking by executive officers and other employees. Based on the outcomes of this assessment and the Compensation Committee’s review, the Compensation Committee believes that the Company’s compensation programs (i) do not motivate our executive officers or our non-executive employees to take excessive risks, (ii) are well designed to encourage behaviors aligned with the long-term interests of stockholders and (iii) are not reasonably likely to have a material adverse effect on the Company. Anadarko’s compensation programs are designed to support and reward appropriate risk taking and include the following:

•	an appropriate balance of fixed versus variable pay, cash and equity pay components, operating and financial performance measures, short-term and long-term performance periods, extended vesting schedules, and established formulas and discretion;

•	established policies to mitigate compensation risk including significant stock ownership guidelines for officers of the Company, insider-trading prohibitions, clawback provisions, and specified caps on incentive awards; and

•	independent Compensation Committee oversight, which also extends to incentive plans below the executive officer level.

COMMITTEES OF THE BOARD

The Board has four standing committees: (i) the Audit Committee; (ii) the Compensation Committee; (iii) the Governance and Risk Committee; and (iv) the Executive Committee. For each of the current committees of the Board, the table below shows the current membership, the principal functions and the number of meetings held in 2015:

Name, Members and Meetings	Principal Functions
AUDIT COMMITTEE(1) Eric D. Mullins (Chair)(2) Kevin P. Chilton Mark C. McKinley Meetings in 2015: 8	•	Discusses the integrity of the Company’s accounting policies, internal controls, financial reporting practices and the financial statements with management, the independent auditor and internal audit.
	•	Reviews and discusses with management the Company’s risk assessment framework and risk management policies, including the framework with respect to significant financial risk exposures.
	•	Monitors the qualifications, independence and performance of the Company’s internal audit function and independent auditor, and meets periodically with management, internal audit and the independent auditor in separate executive sessions.
	•	Establishes and maintains procedures for the submission, receipt, retention and treatment of complaints and concerns received by the Company regarding accounting, internal controls or auditing matters, including those received through the confidential anonymous Anadarko Hotline.

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Corporate Governance

Name, Members and Meetings	Principal Functions
AUDIT COMMITTEE (Continued)	•	Monitors compliance with legal and regulatory requirements and the business practices and ethical standards of the Company.
	•	Approves the appointment, compensation, retention and oversight of the work of the Company’s independent auditor and establishes guidelines for the retention of the independent auditor for any permissible services.
	•	Prepares the Audit Committee report, which is on page 31.
COMPENSATION AND BENEFITS COMMITTEE(3) Peter J. Fluor (Chair) Joseph W. Gorder John R. Gordon Meetings in 2015: 7	•	Approves and evaluates the Company’s director and officer compensation plans, policies and programs.
	•	Conducts an annual review and evaluation of the CEO’s performance in light of the Company’s goals and objectives.
	•	Retains, and is directly responsible for the oversight of, compensation or other consultants to assist in the evaluation of director or executive compensation and otherwise to aid the Compensation Committee in meeting its responsibilities. For additional information on the role of compensation consultants, please see Compensation Discussion and Analysis beginning on page 34.
	•	Annually reviews the Company’s compensation-related risk profile to confirm that compensation-related risks are not reasonably likely to have a material adverse effect on the Company.
	•	Periodically reviews and discusses with its independent compensation consultants and senior management the Company’s policy on executive severance arrangements, and recommends any proposed changes to the Board to the extent required by the Compensation Committee charter.
	•	Reviews the Compensation Discussion and Analysis, disclosures for advisory votes by stockholders on executive compensation, including frequency of such votes, and other relevant disclosures made in the proxy statement.
	•	Produces an annual Compensation Committee report, which is on page 32.
GOVERNANCE AND RISK COMMITTEE(4) H. Paulett Eberhart (Chair) Anthony R. Chase Richard L. George Sean Gourley Meetings in 2015: 6	•	Recommends nominees for director to the full Board and, subject to the Board’s power and authority to determine the eligibility of nominees nominated by stockholders pursuant to Section 2.9 of the Company’s By-Laws, ensures such nominees possess the director qualifications set forth in the Company’s Corporate Governance Guidelines.
	•	Reviews the qualifications of existing Board members before they are nominated for re-election to the Board.
	•	Recommends members of the Board for committee membership.
	•	Proposes Corporate Governance Guidelines for the Company and reviews them annually.
	•	Oversees the Company’s compliance structure and programs.

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Corporate Governance

Name, Members and Meetings	Principal Functions
GOVERNANCE AND RISK COMMITTEE (Continued)	•	Develops and oversees an evaluation process for the Board and its committees.
	•	Oversees the emergency and expected CEO succession plans.
	•	Reviews and approves related-person transactions in accordance with the Board’s procedures.
	•	Reviews and investigates reports to the confidential anonymous Anadarko Hotline regarding material non-financial matters.
	•	Reviews and discusses with management the Company’s significant risk exposures and the steps management has taken to identify, monitor and mitigate such exposures.
	•	Oversees the work of the Company’s independent reserve engineering consultant.
	•	Oversees the Anadarko Petroleum Corporation Political and Public Engagement Policy and the Company’s political activity, including annually reviewing the Company’s political contributions and trade association payments.
	•	Reviews and discusses with management the Company’s environmental, health and safety programs.
EXECUTIVE COMMITTEE R. A. Walker (Chair) H. Paulett Eberhart Peter J. Fluor Eric D. Mullins Meetings in 2015: 0	•	Acts with the power and authority of the Board, in accordance with the Company’s By-Laws, in the management of the business and affairs of the Company while the Board is not in session.
	•	Approves specific terms of financing or other transactions that have previously been approved by the Board.

(1)	None of the Audit Committee members serves on the audit committee of more than two other public companies.

(2)	The Board has determined that Mr. Mullins qualifies as an “audit committee financial expert” under the rules of the SEC based upon his education and employment experience. The Board has also determined that Mr. Mullins, as well as each member of the Audit Committee, is independent, as independence for audit committee members is defined in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (Exchange Act), and under the standards set forth by the NYSE.

(3)	The Board has determined that each member of the Compensation Committee is: (i) independent under the standards set forth by the NYSE governing Compensation Committee membership; (ii) a “non-employee director” under Rule 16b-3 of the Exchange Act; and (iii) an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (IRC).

(4)	The Board has determined that each member of the Governance and Risk Committee is independent under the standards set forth by the NYSE governing Board membership.

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Corporate Governance

BOARD OF DIRECTORS

Director Independence

In accordance with NYSE rules, the Sarbanes-Oxley Act of 2002, the Exchange Act, and the rules and regulations adopted thereunder, and the Company’s Corporate Governance Guidelines, the Board must affirmatively determine the independence of each director and director nominee in accordance with the Company’s director independence standards, which are contained in the Company’s Corporate Governance Guidelines found on the Company’s website at http://www.anadarko.com/content/documents/apc/Responsibility/Governance_Documents/Corporate_Governance_Guidelines.pdf.

Based on the standards contained in our Corporate Governance Guidelines, and the recommendation by the Governance and Risk Committee, the Board has determined that each of the following non-employee director nominees is independent and has no material relationship with the Company that could impair such nominee’s independence:

• Anthony R. Chase	• Joseph W. Gorder
• Kevin P. Chilton	• John R. Gordon
• H. Paulett Eberhart	• Sean Gourley
• Peter J. Fluor	• Mark C. McKinley
• Richard L. George	• Eric D. Mullins

Mr. Walker is not independent because he is the Chairman, President and CEO of the Company.

For information regarding our policy on Transactions with Related Persons, please see page 78 of this proxy statement.

Selection of Directors

The Company’s Corporate Governance Guidelines require that with respect to Board vacancies, the Governance and Risk Committee (or a subcommittee thereof): (i) identify the personal characteristics needed in a director nominee so that the Board as a whole will possess such qualifications as more fully identified below; (ii) compile, through such means as the Governance and Risk Committee considers appropriate, a list of potential director nominees thought to possess the individual qualifications identified in the Corporate Governance Guidelines, as well as any additional specific qualifications the Board deems appropriate at the time; (iii) engage an outside consultant, as necessary, to assist in the search for qualified nominees; (iv) review the background, character, experience and temperament of each potential nominee; (v) conduct interviews, and if appropriate recommend that other members of the Board and/or management interview such potential nominee; and (vi) evaluate each potential nominee in relation to the culture of the Company and the Board, which emphasizes independent thinking and teamwork.

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Corporate Governance

As stated in our Corporate Governance Guidelines, one of the core competencies our Board has identified in assessing the qualifications of the Board as a whole is a diversity of experience, professional expertise, perspective and age. The Board recognizes that such diversity is an important factor in board composition and the Governance and Risk Committee ensures that such diversity considerations are discussed in connection with each candidate for director. For the past several years, our Board has reviewed on at least an annual basis a director skill set chart that identifies expertise, experience and other characteristics that the Board believes contribute to an effective and well-functioning board and that the Board as a whole should possess.

The Governance and Risk Committee considers these and other factors and the extent to which such attributes can be represented when evaluating potential candidates for the Board. Together, this diversity of skill sets, experiences and personal backgrounds allows our directors to provide the diversity of thought that is critical to the Board’s decision-making and oversight process.

Annual Evaluations

The Board and each of the independent committees have conducted self-evaluations related to their performance in 2015, including an evaluation of each director. The performance evaluations were supervised by the Governance and Risk Committee. Following a discussion of the results of the evaluations, the Board and each committee review and discuss the evaluation results, and take this information into account when assessing the qualifications of the Board and further enhancing the effectiveness of the Board and its committees over time.

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Corporate Governance

Communication with the Directors of the Company

The Board welcomes questions or comments about the Company and its operations. Interested parties who wish to communicate with the Board, including the Lead Director, the independent directors, or any individual director, may contact the Chairperson of the Governance and Risk Committee at governanceriskchair@anadarko.com or at Anadarko Petroleum Corporation, Attn: Corporate Secretary, 1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046. If requested, any questions or comments will be kept confidential to the extent reasonably possible. Depending on the subject matter, the Chairperson of the Governance and Risk Committee, with the assistance of the Corporate Secretary, will:

•	forward the communication to the director or directors to whom it is addressed;

•	refer the inquiry to the General Counsel for referral to the appropriate corporate department if it is a matter that does not appear to require direct attention by the Board or an individual director; or

•	not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

These procedures may change from time to time, and you are encouraged to visit our website for the most current means of contacting our directors. If you wish to request copies of any of our governance documents, please refer to page 14 of this proxy statement for instructions.

Stockholder Participation in the Selection of Director Nominees

Proxy Access – Crafting a Responsive Standard with Substantial Stockholder Input. In October 2014, the Company received a non-binding stockholder proposal requesting the Board to submit for stockholder approval a proxy access By-Law provision. Between November 2014 and September 2015, the company’s stockholder engagement team, which consists of senior management from our Human Resources, Legal, Investor Relations, and Health, Safety and Environment departments, held over 50 meetings with the governance and voting teams of our stockholders and other stakeholders (such as proxy advisory firms) to discuss proxy access as well as other topics. Nine of these meetings were attended by the Chairman of the Compensation Committee. The Company also engaged with the proponent of the proxy access stockholder proposal in February and September 2015 to obtain a better understanding of its concerns and discuss in more detail the proxy access provisions that it viewed as necessary or appropriate. Following the 2015 annual meeting of stockholders, the Company had additional communications with 7 of our top 15 stockholders, representing approximately 25% of our outstanding stock, to specifically discuss the appropriateness of certain proxy access metrics as the Board considered implementation of such a provision. The input gathered from each of the above engagements was conveyed to and discussed by both the Governance and Risk Committee and the Board at each of their regular and special meetings between November 2014 and September 2015.

Board Responsiveness and Timing. As stated in the Company’s 2015 proxy statement, the Board fully supports the right of stockholders to nominate and elect directors to oversee the management of its corporate affairs under the appropriate conditions. In September 2015, after carefully considering all of the feedback from the engagements described above, and intending to be fully responsive to stockholder concerns, the Board amended the Company’s By-Laws to implement proxy access. The amended By-Laws implemented the major points of the stockholder proposal by

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Corporate Governance

permitting stockholders owning 3% or more of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials directors constituting up to the greater of (i) 20% of the Board or (ii) two directors, provided that the stockholders and nominees satisfy the requirements specified in the By-Laws. The provision allows a group of up to 20 stockholders to make such a director nomination. In addition to the substantial engagement described above, adopting the proposal in September 2015 allowed stockholders reasonable time to carefully review the By-Laws and convey any concerns or questions, as well as submit a stockholder proposal for the Annual Meeting if they believed that there were material restrictions or deficiencies with the provision. During our regular fall 2015 stockholder engagement discussions, which entailed reaching out to each of our then top 50 stockholders, our stockholder engagement team held discussions with 17 of our top 50 stockholders and also had discussions with ISS and Glass Lewis in February 2016, during which the adoption of proxy access was discussed. We have received favorable responses from our stockholders, and substantially all such stockholders expressed general support of the form of proxy access provision adopted by the Board. The Company did not receive a stockholder proposal related to proxy access for the Annual Meeting.

Eligible stockholders may nominate a candidate for election to the Board for inclusion in the Company’s proxy materials in accordance with the proxy access provisions of Section 2.9(C) of our By-Laws. An eligible stockholder generally must deliver the Stockholder Notice (as defined in our By-Laws) to the Corporate Secretary at the principal executive offices of the Company not later than the close of business on the 120th day, nor earlier than the close of business on the 150th day, prior to the first anniversary of the date (as stated in the Company’s proxy materials) the definitive proxy statement was first sent to stockholders in connection with the preceding year’s annual meeting of stockholders and otherwise comply with all of the requirements of the By-Laws. For the 2017 annual meeting of stockholders, we must receive notice of the nomination for inclusion in the Company’s proxy materials no earlier than October 26, 2016 and no later than November 25, 2016.

Other Director Nominations. Our By-Laws also provide that any stockholder intending to nominate a candidate for election to the Board or proposing any business to be brought before an annual meeting of stockholders, which nomination is not submitted for inclusion in the Company’s proxy materials pursuant to Section 2.9(C) of the By-Laws, generally must deliver written notice by mail to the Company’s Corporate Secretary at the at the principal executive officers of the Company not later than the close of business on the 90th day, nor earlier than the close of business on the 120 day, prior to the first anniversary of the preceding year’s annual meeting. The notice must include information specified in the By-Laws. For the 2017 annual meeting of stockholders, assuming that the Annual Meeting is held on schedule, we must receive notice of your intention to nominate a director or to introduce an item of business at that meeting no earlier than January 10, 2017 and no later than February 9, 2017.

During the past year, no stockholder submitted names to the Governance and Risk Committee of individuals for nomination to the Company’s Board pursuant to the procedures discussed above.

The Chairman of the meeting may disregard any nomination of a candidate for director or refuse to allow the transaction of any business under a proposal if such is not made in compliance with the procedures in our By-Laws or other requirements of rules under the Exchange Act. For more information on stockholder participation in the selection of director nominees, please refer to Section 2.9 in our By-Laws, which are posted on the Company’s website at http://www.anadarko.com/Responsibility/Good-Governance/#!GDocs.

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Directors’ Continuing Education

The Company’s Director Education Policy encourages all members of the Board to attend director education programs appropriate to their individual backgrounds to stay abreast of developments in corporate governance and best practices relevant to their contribution to the Board as well as their responsibilities in their specific committee assignments. The Director Education Policy provides that the Company will reimburse directors for all costs associated with attending any director education program.

Compensation and Benefits Committee Interlocks and Insider Participation

The Compensation Committee is made up of three independent directors, Messrs. Fluor, Gorder and Gordon. None of our executive officers currently serve, or in the past year have served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or our Compensation Committee.

Director Compensation

The Compensation Committee is responsible for determining the type and amount of compensation for non-employee directors. The program is reviewed annually to ensure that it is appropriately designed to attract and compensate qualified individuals who possess the expertise and skill set required by the Company’s Board members. In setting non-employee director compensation, the Compensation Committee considers the competitive market as well as the significant amount of time that non-employee directors spend in fulfilling their duties to the Company and its stockholders. To assist in the 2015 annual review of director compensation, the Compensation Committee directly retained FWC as its outside independent compensation consultant to provide benchmark compensation data and recommendations for compensation program design.

Non-employee directors receive a combination of cash and stock-based compensation designed to attract and retain qualified candidates to serve on the Board. In February 2016, the Compensation Committee adopted an amendment to the Anadarko Petroleum Corporation 2008 Director Compensation Plan to limit the total compensation, both cash and stock-based compensation, that non-employee directors may receive annually under any of the Company’s compensation plans. Mr. Walker does not receive any compensation for his service as a director.

Cash Compensation Program. The following is a schedule of annual retainers for non-employee directors in effect during 2015, payable on a quarterly basis:

2015 Cash Compensation	Amount($)
Annual Board Retainer	110,000
Additional Annual Retainer for Chairperson of Audit Committee, Compensation Committee and Governance and Risk Committee	25,000
Additional Annual Retainer for Lead Director	35,000

The annual retainers are payable on a quarterly basis. Additionally, to compensate a director in a year when there is an unusually high level of service required, a per meeting fee of $2,000 will be paid for each meeting attended in excess of 20 combined Board and committee meetings in a calendar year.

Non-employee directors may receive their cash compensation in cash, common stock, or if eligible, defer cash compensation into the Anadarko Deferred Compensation Plan (described below), or any combination thereof. Beginning in 2016, in lieu of receiving common stock, non-employee directors may elect to receive their cash compensation in deferred shares of common stock which may not be

23

Corporate Governance

distributed to the non-employee director earlier than one year from the date of grant (except in the event of a separation from the Board due to death or disability). This election option to receive common stock, in lieu of cash compensation, provides non-employee directors a method to invest in the Company as a stockholder and further align their interests with the interests of the Company’s stockholders.

Deferred Compensation Plan for Non-Employee Directors. Non-employee directors who are resident in the U.S. may participate in the Company’s Deferred Compensation Plan. The Deferred Compensation Plan allows non-employee directors to defer receipt of up to 100% of their cash compensation, and to allocate the deferred amounts among a group of notional accounts that mirror the gains and/or losses of various investment funds. In October 2015, the Compensation Committee elected to eliminate the Anadarko stock fund as an investment option under the Deferred Compensation Plan effective January 1, 2016. The interest rate earned on the deferred amounts is not above-market or preferential. In general, deferred amounts are distributed to the participant upon leaving the Board or at a specific date as elected by the participant. Mr. Fluor is the only director who elected to defer compensation during 2015.

Stock Plan for Non-Employee Directors. In addition to cash compensation, non-employee directors receive annual equity grants. Equity grants to non-employee directors are automatically awarded each year on the date of the Company’s annual meeting of stockholders. For 2015, each non-employee director elected at the 2015 annual meeting of stockholders received an annual equity grant with a value targeted at $250,000 and 100% of the value was delivered in deferred shares. Messrs. McKinley and Gourley each received a prorated equity grant when they were elected to the Board in February and September 2015, respectively. Non-employee directors may elect to receive their shares on a specific date, but not earlier than one year from the date of grant or when they leave the Board. Stock-based awards made to non-employee directors are made pursuant to the Anadarko Petroleum Corporation 2008 Director Compensation Plan.

Stock Ownership Guidelines for Non-Employee Directors. Non-employee directors are required to hold stock with a value equivalent to seven times the annual Board retainer and have five years from the date of their initial election to the Board to comply with the guidelines. All non-employee directors exceeded their ownership guidelines at December 31, 2015, other than directors who joined the Board in 2014 and 2015 and are still within the five-year compliance period.

Other Compensation. Non-employee directors are covered under the Company’s Accidental Death & Dismemberment Plan and the Company pays the annual premium for such coverage on behalf of each non-employee director. The Company also provides each non-employee director with Personal Excess Liability coverage and pays the annual premium on their behalf. The Company maintains an Aid to Education Program under which certain gifts by employees, officers, non-employee directors and retired employees to qualified institutions of learning are matched on a two-to-one basis. The maximum contribution matched per donor, per calendar year is $2,500, resulting in a maximum Company yearly match of $5,000 per donor.

24

Corporate Governance

DIRECTOR COMPENSATION TABLE FOR 2015

The following table sets forth information concerning total non-employee director compensation earned during the 2015 fiscal year by each incumbent director who served on the Board in 2015, other than Mr. Walker, who does not receive any compensation for his service as a director:

Name	Fees Earned or Paid in Cash($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total($)
Anthony R. Chase	110,000	250,037	0	0	0	1,805	361,842
Kevin P. Chilton	110,000	250,037	0	0	0	1,805	361,842
H. Paulett Eberhart	135,000	250,037	0	0	0	1,805	386,842
Peter J. Fluor(4)	135,000	250,037	0	0	0	1,805	386,842
Richard L. George	110,000	250,037	0	0	0	1,805	361,842
Charles W. Goodyear(5)	40,192	567,475	0	0	0	653	608,320
Joseph W. Gorder	110,000	250,037	0	0	0	1,805	361,842
John R. Gordon	145,000	250,037	0	0	0	1,805	396,842
Sean Gourley(6)	32,285	166,732	0	0	0	876	199,893
Mark C. McKinley(7)	97,350	312,618	0	0	0	1,597	411,565
Eric D. Mullins	135,000	250,037	0	0	0	1,805	386,842

(1)	Except for Messrs. Goodyear, Gourley and McKinley, the amounts included in this column represent the aggregate grant date fair value of 2,901 deferred shares granted to each non-employee director elected by stockholders on May 12, 2015, computed in accordance with FASB ASC Topic 718. For an explanation of the amounts included in this column for Mr. Goodyear, see footnote (5) below. For Mr. McKinley, the amount includes (i) 731 deferred shares granted upon his appointment to the Board on February 11, 2015, which represents a pro-rata grant for his partial year of service from appointment through the 2015 annual meeting of stockholders and (ii) an award of 2,901 deferred shares granted on May 12, 2015. For Mr. Gourley, the amount includes 2,537 deferred shares granted upon his appointment to the Board on September 15, 2015, which represents a pro-rata grant for his partial year of service from appointment through the Annual Meeting. The value ultimately realized by each director may or may not be equal to this determined value. For a discussion of valuation assumptions, see Note 19 — Share-Based Compensation of the Notes to Consolidated Financial Statements included under Item 8 in our Annual Report on Form 10-K for the year ended December 31, 2015. As of December 31, 2015, each of the non-employee directors had aggregate outstanding deferred shares as follows: Mr. Chase — 3,666; Gen. Chilton — 15,410; Ms. Eberhart — 31,087; Mr. Fluor — 28,758; Mr. George — 11,964; Mr. Goodyear — 0; Mr. Gorder — 4,837; Mr. Gordon — 43,863; Mr. Gourley — 2,537; Mr. McKinley — 3,632; and Mr. Mullins — 2,901.

(2)	The non-employee directors did not receive any stock option awards in 2015; however, as of December 31, 2015, each of the non-employee directors had aggregate outstanding vested and exercisable stock options as follows: Mr. Chase — 0; Gen. Chilton — 0; Ms. Eberhart — 0; Mr. Fluor — 5,650; Mr. George — 0; Mr. Goodyear — 0; Mr. Gorder — 0; Mr. Gordon — 17,100; Mr. Gourley — 0; Mr. McKinley — 0; and Mr. Mullins — 0. There were no unvested options as of December 31, 2015.

(3)

For all non-employee directors, except for Messrs. Goodyear, Gourley and McKinley, the amounts in this column include annual premiums paid by the Company for each director’s benefit in the amount of $130 and $1,675 for Accidental Death & Dismemberment (AD&D) coverage and Personal Excess Liability (PEL) coverage, respectively. For Mr. Goodyear, the amount includes $47 for AD&D coverage and $606 for PEL

25

Corporate Governance

coverage. For Mr. Gourley, the amount includes $38 for AD&D coverage and $838 for PEL coverage. For Mr. McKinley, the amount includes $115 for AD&D coverage and $1,482 for PEL coverage.

(4)	Mr. Fluor deferred all of his retainer into the Company’s Deferred Compensation Plan.

(5)	For Mr. Goodyear, the amount in the stock awards column does not include the value of deferred shares for 2015 because he retired from the Company’s Board effective May 12, 2015, and did not receive a new grant. Instead, the amount is related to grants previously made at the time of the Company’s annual meeting of stockholders in 2012 and 2013, and reported in the corresponding proxy disclosures. Mr. Goodyear was a resident in the United Kingdom at the time and because of regulatory considerations and ownership objectives, he was awarded restricted stock vesting in five years rather than the immediately vested deferred shares granted to other non-employee directors. The Compensation Committee subsequently accelerated the vesting of these restricted stock awards at Mr. Goodyear’s retirement so that Mr. Goodyear would receive comparable treatment to other directors who retire from the Board with fully vested shares. Under applicable accounting rules, the accelerated vesting caused a modification to Mr. Goodyear’s 2012 and 2013 grants (covering 6,584 shares), and the value of the modification is the amount reported.

(6)	Mr. Gourley was appointed to the Company’s Board effective September 15, 2015.

(7)	Mr. McKinley was appointed to the Company’s Board effective February 11, 2015.

26

Security Ownership of Certain

Beneficial Owners and Management

The information provided below summarizes the beneficial ownership of our NEOs, each of our directors and director nominees, all of our directors, director nominees and executive officers as a group, and owners of more than five percent of our outstanding common stock. Generally, “beneficial ownership” includes those shares of common stock held by someone who has investment and/or voting authority of such shares or has the right to acquire such common stock within 60 days. The ownership includes common stock that is held directly and also stock held indirectly through a relationship, a position as a trustee, or under a contract or understanding.

DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

The following table sets forth the number and percentage of Anadarko common stock beneficially owned by our NEOs, each of our directors and director nominees, and all of our executive officers, directors and director nominees as a group as of March 2, 2016. None of the common stock beneficially owned as set forth below is pledged as security.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)(2)	Stock Acquirable Within 60 Days	Total Beneficial Ownership(3)(4)(5)	Percent of Class
R. A. Walker(6)	245,754	605,330	851,084	*
Robert G. Gwin	104,616	269,290	373,906	*
Robert P. Daniels(7)	104,874	249,281	354,155	*
James J. Kleckner	55,183	127,371	182,554	*
Robert K. Reeves(8)	206,672	210,541	417,213	*
Anthony R. Chase	7,987	0	7,987	*
Kevin P. Chilton	15,410	0	15,410	*
H. Paulett Eberhart	31,087	0	31,087	*
Peter J. Fluor	123,745	5,650	129,395	*
Richard L. George	22,719	0	22,719	*
Joseph W. Gorder	4,837	0	4,837	*
John R. Gordon	164,923	17,100	182,023	*
Sean Gourley	2,537	0	2,537	*
Mark C. McKinley	4,544	0	4,544	*
Eric D. Mullins	11,964	0	11,964	*
All directors, director nominees and executive officers as a group (18 persons)	1,124,877	1,587,784	2,712,661	*

*	Less than one percent.

(1)	This column does not include shares of common stock that the directors or executive officers of the Company have the right to acquire within 60 days of March 2, 2015. This column does include shares of common stock held in the Company’s Benefits Trust as a result of the director compensation and deferral elections made in accordance with our benefit plans described elsewhere in this proxy statement. Those shares are subject to shared voting power with the trustee under that Trust and receive dividend equivalents on such shares, but the individuals do not have the power to dispose of, or direct the disposition of, such shares until such shares are distributed to them. In addition, some shares of common stock reflected in this column for certain individuals are subject to restrictions.

27

Security Ownership of Certain

Beneficial Owners and Management

(2)	This column does not include the following number of restricted stock units, which are payable (after taxes are withheld) in the form of Company common stock: Mr. Walker — 69,867; Mr. Gwin — 27,963; Mr. Daniels — 28,594; Mr. Kleckner — 24,506; and Mr. Reeves — 21,840. The restricted stock units do not have voting rights but do receive dividend equivalents which are reinvested in Company stock and paid upon vesting of the underlying award.

(3)	In addition to the Anadarko common stock reported in the table, as of December 1, 2015, the directors and executive officers beneficially owned common units of Western Gas Partners, LP (WES) as follows: Mr. Walker — 6,900; Mr. Gwin — 10,000; Mr. Daniels — 5,150; Mr. Hollek — 289; Mr. Kleckner — 439; Mr. Reeves — 9,000; Mr. Chase — 7,400; Ms. Eberhart — 1,000; and Mr. McKinley — 9,000. The Company owns a majority interest in WES indirectly through its wholly-owned subsidiaries. As of December 31, 2015, there were 128,576,965 common units of WES outstanding. The directors and executive officers, individually and as a group, beneficially own less than one percent of WES’s outstanding common units.

(4)	In addition to the Anadarko common stock reported in the table, as of December 1, 2015, the directors and executive officers beneficially owned common units of Western Gas Equity Partners, LP (WGP) as follows: Mr. Walker — 9,900; Mr. Gwin — 200,000; Mr. Daniels — 20,000; Mr. Hollek — 7,608; Mr. Kleckner — 10,000; Mr. Reeves — 9,000; Mr. Chilton — 900; Mr. Fluor — 61,118; and Mr. George — 5,000. As of December 31, 2015, there were 218,919,380 common units of WGP outstanding. The directors and executive officers, individually and as a group, beneficially own less than one percent of WGP’s outstanding common units.

(5)	In addition to the Anadarko common stock reported in the table, as of December 1, 2015 Mr. Walker owned 2,500 tangible equity units (TEUs). In June 2015, the Company issued 9.2 million TEUs. Each TEU is comprised of a prepaid equity purchase contract for common units of WGP and a senior amortizing note. Anadarko has a right to elect to issue and deliver shares of Anadarko common stock in lieu of delivering WGP common units at settlement, which, unless settled earlier at the holder’s option, is June 7, 2018. The directors and executive officers, individually and as a group, beneficially own less than one percent of the outstanding TEUs.

(6)	Includes 108,000 shares of common stock held by a limited liability company (LLC) over which Mr. Walker and his spouse exercise investment control. The membership interests in the LLC are held by Mr. Walker, his spouse and family trusts of which he is the trustee.

(7)	Includes 63,766 shares of common stock held by a family limited partnership (FLP) over which Mr. Daniels exercises investment control. The limited partner interests in the FLP are held by Mr. Daniels and family trusts.

(8)	Includes 95,000 shares of common stock held by an FLP. Two LLCs serve as the general partners of the FLP. Mr. Reeves serves as the sole manager of one of the LLCs and his spouse serves as the sole manager of the other. The limited partner interests in the FLP are held by family trusts of which Mr. Reeves is the trustee. Mr. Reeves disclaims beneficial ownership of these shares.

28

Security Ownership of Certain

Beneficial Owners and Management

CERTAIN BENEFICIAL OWNERS

The following table shows the beneficial owners of more than five percent of the Company’s common stock as of December 31, 2015, based on information available as of February 16, 2016:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	BlackRock, Inc. 55 East 52nd Street New York, NY 10055	37,524,786(1)	7.40%
Common Stock	The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	31,667,403(2)	6.23%
Common Stock	Wellington Management Group LLP Wellington Group Holdings LLP Wellington Investment Advisors Holdings LLP c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210	26,762,212(3)	5.27%
Common Stock	Clearbridge Investments, LLC 620 8th Avenue New York, NY 10018	26,219,370(4)	5.16%

(1)	Based upon its Schedule 13G/A filed February 10, 2016, with the SEC with respect to Company securities held as of December 31, 2015, BlackRock, Inc. has sole voting power as to 33,253,619 shares of common stock, shared voting power as to 3,928 shares of common stock, sole dispositive power as to 37,520,858 shares of common stock and shared dispositive power as to 3,928 shares of common stock.

(2)	Based upon its Schedule 13G/A filed February 10, 2016, with the SEC with respect to Company securities held as of December 31, 2015, The Vanguard Group has sole voting power as to 938,426 shares of common stock, shared voting power as to 51,500 shares of common stock, sole dispositive power as to 30,683,819 shares of common stock and shared dispositive power as to 983,584 shares of common stock.

(3)	Based upon its Schedule 13G filed February 11, 2016, with the SEC with respect to Company securities held as of December 31, 2015, Wellington Management Group LLP, Wellington Group Holdings LLP and Wellington Investment Advisors Holdings LLP have shared voting power as to 9,604,168 shares of common stock and shared dispositive power as to 26,762,212 shares of common stock.

(4)	Based upon its Schedule 13G filed February 16, 2016, with the SEC with respect to Company securities held as of December 31, 2015, Clearbridge Investments, LLC has sole voting power as to 25,732,762 shares of common stock and sole dispositive power as to 26,219,370 shares of common stock.

29

Section 16(A) Beneficial

Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC and any exchange or other system on which such securities are traded or quoted, initial reports of ownership and reports of changes in ownership of the Company’s common stock and other equity securities. Officers, directors and more than 10% stockholders are required by the SEC’s regulations to furnish the Company and any exchange or other system on which such securities are traded or quoted with copies of all Section 16(a) forms they filed with the SEC.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all reporting obligations of the Company’s officers, directors and more than 10% stockholders under Section 16(a) were satisfied during the year ended December 31, 2015, except that James J. Kleckner, an executive officer, did not timely report three separate sales of an aggregate of 711 shares by an irrevocable trust, of which he disclaims beneficial ownership. A Form 5 reporting the sale of such shares was filed on February 11, 2016. In addition, Mark C. McKinley, a member of the Board, inadvertently omitted 464 shares of the Company’s common stock from an otherwise timely filed Form 3. An amended Form 3 was filed on March 2, 2016.

30

Audit Committee Report

The following report of the Audit Committee of the Company, dated February 16, 2016, shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Board is responsible for independent, objective oversight of the Company’s accounting functions and internal control over financial reporting. The Audit Committee is composed of three directors, each of whom is independent as defined by the NYSE listing standards. The Audit Committee operates under a written charter approved by the Board of Directors, which is available on the Company’s website at http://www.anadarko.com/content/documents/apc/Responsibility/Governance_Documents/2013-11-07_Audit_Committee_Charter.pdf.

Management is responsible for the Company’s internal control over financial reporting. The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards in the United States of America and issuing a report thereon. The independent auditor is also responsible for performing an independent audit of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

KPMG LLP served as the Company’s independent auditor during 2015 and was appointed by the Audit Committee to serve in that capacity for 2016 (and we are seeking ratification by the Company’s stockholders at this Annual Meeting of such appointment). KPMG LLP has served as the Company’s independent auditor since its initial public offering in 1986.

In connection with these responsibilities, the Audit Committee met with management and the independent auditor to review and discuss the December 31, 2015 audited consolidated financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2015. The Audit Committee also discussed with the independent auditor the matters required to be discussed by standards of the Public Company Accounting Oversight Board (PCAOB).

The Audit Committee also received the written disclosures and the letter from the independent auditor required by the PCAOB regulating the independent auditor’s communications with the audit committee concerning independence and has discussed with the independent auditor that firm’s independence.

Based upon the Audit Committee’s review and discussions with management and the independent auditor referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC.

THE AUDIT COMMITTEE

Eric D. Mullins, Chairperson

Kevin P. Chilton

Mark C. McKinley

31

Compensation and Benefits Committee Report on

2015 Executive Compensation

The Compensation Committee, the members of which are listed below, is responsible for establishing and administering the executive compensation programs of the Company. The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION AND BENEFITS COMMITTEE

Peter J. Fluor, Chairperson

Joseph W. Gorder

John R. Gordon

32

Letter from the Chair of the

Compensation and Benefits Committee

As the Compensation and Benefits Committee for one of the world’s largest independent exploration and production companies, we understand the challenges of operating in a complex and volatile industry. The Company’s operational and financial results are highly dependent upon commodity prices and we recognize the impact that this current low-price environment has had on our stockholders. In order to manage through the significant decline in commodity prices and position Anadarko for success when the commodity-price environment recovers, the Company’s near-term focus is on preserving value and long-term flexibility.

One of our primary responsibilities as a committee is to ensure that the Company’s executive compensation programs are appropriately designed to pay for performance and align the executive officers’ interest with those of our stockholders. More than 75% of our executive officers’ compensation opportunity is delivered in equity-based incentives which are directly aligned with absolute and relative stockholder return. While the target opportunity for at-risk compensation has remained generally flat over the last three years, the realized and realizable value has been materially impacted by the sharp decline in our stock price in this commodity price environment. This pay for performance alignment is illustrated in the CEO realizable pay charts on pages 36 and 37.

The Compensation Committee is also responsible for ensuring that the pay awarded under the short-term bonus program is appropriate and reflects the achievement of rigorous and challenging operational and financial goals. Establishing goals at the beginning of 2015 was extremely difficult given the volatility of the commodity market. While the Company’s actual performance against these goals resulted in a near maximum score, the Compensation Committee recognized that given the current environment and its impact on stockholders, the uncertainty in setting goals and an unintended positive impact of commodity-price volatility in calculating performance, it was appropriate to exercise significant downward discretion to reduce the payout from near maximum to slightly above target. See page 44 for more details regarding our Annual Incentive Program.

Through the Company’s ongoing engagement with stockholders, including my own direct engagement, this Compensation Committee has continued to incorporate policies and practices that improve upon the pay-for-performance nature of our programs and address stockholders’ concerns while preserving our ability to attract, motivate and retain a strong and proven leadership team to position the Company to achieve long-term stockholder value. As you will see by the disclosure that follows, the Compensation Committee believes that the compensation programs we have established are operating as intended to align the pay that executives may realize with stockholder returns. We appreciate your ongoing engagement, feedback and support as we continue our efforts to create long-term stockholder value.

THE COMPENSATION AND BENEFITS COMMITTEE

Peter J. Fluor, Chairperson

33

Compensation Discussion and Analysis

EXECUTIVE SUMMARY

Impact of Commodity Prices on 2015 Strategic Focus — Preserving Value and Flexibility.

Our revenues, operating results and future growth rates are highly dependent on the prices we receive for our oil, natural gas and natural gas liquids. Commodity prices, which are determined by global market and political factors, declined significantly during the second half of 2014 and remained depressed and volatile throughout 2015. In managing this down-cycle, rather than pursuing year-over-year growth we focused on building and preserving value and long-term flexibility in order to position the Company for future success.

WHERE TO FIND IT:
Executive Summary	34
Stockholder Engagement	38
Governance Practices	39
Performance-Based Annual Cash Incentives	44
Equity Compensation	48
Retirement Benefits	52
Perquisites	53

Commodity Price vs. Stock Price Performance

Specifically in 2015, we focused on value enhancement by allocating capital investments to higher-margin oil volumes and longer-dated projects, while driving sustainable cost savings and efficiencies in order to enable us to create additional value as commodity prices recover. As a result, we successfully lowered 2015 capital expenditures by almost 40% and significantly improved sustainable efficiencies and reduced controllable spending compared to 2014, while maintaining production levels year over year on a divestiture-adjusted basis. In addition, we continued to manage our asset portfolio and closed $2 billion of asset monetizations during the year. The performance goals for the 2015 Annual Incentive Program were designed to reflect these strategic objectives. See page 44 for additional details on the 2015 Annual Incentive Program performance goals.

34

Compensation Discussion and Analysis

Pay For Performance. The Compensation Committee (referred to in this section of the proxy statement as the Committee) believes that the Company’s executive compensation programs are appropriately designed to pay for performance and align the executive officers’ interests with those of stockholders. As demonstrated in the charts on page 42, the vast majority of our executive officers’ target total compensation opportunity is delivered in at-risk compensation components tied to the achievement of short- and long-term performance criteria aligned with our business objectives. For 2015, the payouts under our at-risk programs were as follows:

Significant Downward Discretion Applied in Annual Incentive Program — While the Company’s actual performance against the goals initially resulted in a near maximum score, the Committee exercised significant downward discretion to reduce the payout to a level slightly above target. See page 44 for more details regarding our Annual Incentive Program.

Below-Target Payout for Long-Term Equity Based Incentives — As a result of the Company’s total stockholder return (TSR) performance relative to peers, the executive officers earned below-target payouts of performance unit awards. For the two- and three-year performance periods ended December 31, 2015, the executive officers earned payouts of 92% and 72% of their performance units (out of a maximum 200%). See page 48 for more details regarding our Performance Units.

CEO Realizable Pay. Consistent with our pay-for-performance philosophy, 91% of the CEO’s total direct compensation is at risk. Accordingly, the value that will ultimately be received directly aligns with the Company’s actual operational and financial performance, including absolute and relative stock-price performance. This value can differ substantially from the grant date values required to be reported in the Summary Compensation Table and other proxy tables.

35

Compensation Discussion and Analysis

To illustrate this strong link between CEO compensation and Company performance, the following chart compares the CEO’s total compensation and realizable pay as of December 31, 2015, for the compensation that was awarded in 2013, 2014, and 2015. The chart below includes base salary, bonus and the grant date value of the long-term incentive awards (performance units, stock options and restricted stock units) as reported in the 2015 Summary Compensation Table and other proxy tables and the realizable value of those awards based on the Company’s stock price as of December 31, 2015.

CEO Reported vs. Realizable Pay

(2013-2015) (1)(2)

(1)	The amounts indicated as Reported on the table above reflect the total compensation (calculated as base salary, bonus and grant value of long-term incentive awards) for 2013, 2014 and 2015 as reported in the 2015 Summary Compensation Table. The amounts indicated as Realizable reflect the actual base salary and bonus earned each year as well as the intrinsic value of long-term incentive awards as of December 31, 2015. Detailed assumptions related to the long-term incentive awards are included in the footnotes to the table below.

(2)	The performance unit awards granted in the fall each year have a performance period that commences the following January. For the performance unit awards granted in October 2015, which have a performance period commencing on January 1, 2016, the realizable value as of December 31, 2015 is calculated at target (100%).

36

Compensation Discussion and Analysis

The strong link between CEO long-term incentive compensation (representing 79% of Mr. Walker’s target total compensation opportunity) and the Company’s absolute and relative stock price performance is further illustrated in the following chart. This chart compares the grant date value for the long-term incentive awards and the realizable value at specified dates, for awards granted in 2013, 2014 and 2015.

CEO Long-Term Incentive Awards

(1)	The Grant Date Value reflects the values of awards for 2013, 2014 and 2015 as reported in the 2015 Summary Compensation Table.

(2)	The amounts indicated as Realizable reflect the intrinsic value of long-term incentive awards based on the Company’s closing stock price of $48.58 on December 31, 2015. For stock options, the option exercise prices exceeded the closing stock price as of such date and therefore no intrinsic value is reflected. The restricted stock unit awards reflect the stock price on December 31, 2015 multiplied by the number of units granted in each year. The performance unit awards for 2013 and 2014 reflect the Company’s performance ranking relative to the applicable peer group for each performance period through December 31, 2015 and the performance unit awards for 2015 are reflected at 100% of target since the performance period for those awards did not commence until January 1, 2016.

NEO Target Compensation Held Flat. For the second consecutive year, as part of its annual review of executive compensation in October 2015, the Committee determined that the target total compensation opportunity for the executive officers should remain substantially flat year-over-year and that no changes should be made to the current base salaries, target bonus opportunities, and target grant value of annual long-term incentive awards. The Committee believes that the pay opportunity provided by the current levels of fixed and at-risk compensation components (1) properly reflects the scope and responsibilities associated with each executive officer’s position, (2) is appropriately aligned with the industry peer group and (3) serves to retain and motivate a highly experienced and cohesive executive team to successfully manage the operations of a global company of our scope and complexity.

CEO Target Total Compensation Opportunity Unchanged Since 2012 Appointment. Mr. Walker’s base salary level, target bonus opportunity and target grant value of annual long-term incentive awards have remained the same since his appointment to CEO in May 2012, at which time the Committee positioned his target total compensation at the median of CEOs of our industry peer group. As a result of leadership changes and related compensation actions at several industry peer companies since Mr. Walker’s appointment, his target total compensation is now between the 50th and

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Compensation Discussion and Analysis

75th percentiles compared to the Peer Proxy Data (defined on page 41). The Committee believes this positioning is appropriately aligned with the Company’s market capitalization, total asset position and proved reserves against the industry peer group, as discussed beginning on page 40.

As CEO, Mr. Walker’s compensation is higher than the compensation of the other NEOs. This difference in compensation is supported by the industry peer group benchmark data, which is substantially higher for the CEO role than for the other NEO positions, and is indicative of the greater responsibility the CEO position entails for the strategic direction, financial condition, operating results and reputation of the Company.

A detailed description of our executive compensation programs and the compensation decisions made by the Committee for 2015 are reported beginning on page 44.

Active Stockholder Engagement — We Listen. We regularly engage with our stockholders, reaching out specifically to the governance and voting teams, to solicit feedback on Anadarko’s executive compensation programs, as well as corporate governance, sustainability and environmental issues and other matters. Our stockholder engagement team consists of senior management from our Human Resources, Legal, Investor Relations, and Health, Safety and Environment departments and has also included the chairman of the Committee. We generally reach out to our top 50 stockholders in the spring and fall, but such engagement can also occur at other times during the year, such as with respect to proxy access, as described on page 21. During the spring last year, we solicited feedback from stockholders representing approximately 55% of the Company’s outstanding common stock and in the fall we solicited feedback from stockholders representing approximately 52% of the Company’s outstanding common stock. Our stockholders’ views on corporate governance and executive compensation are very important to us, and we value and utilize the feedback and insights that we have received, and continue to receive, from our stockholders.

The Board and its committees regularly discuss and consider the significant comments or concerns that are identified through this engagement process. For example, following the stockholder vote on our executive compensation programs at our 2014 annual meeting of stockholders, the Committee carefully considered specific feedback expressed by stockholders during our outreach efforts and made substantial changes to our executive compensation programs in 2014 in order to further strengthen and align our programs with our pay for performance principles. For additional details on the changes to our programs, see page 48. In addition, in 2015 the chairman of the Committee and senior management from our stockholder engagement team met in person with many of our top 12 stockholders and had discussions with ISS and Glass Lewis. At our 2015 annual meeting of stockholders, more than 86% of our stockholders who voted on the proposal voted in support of our executive compensation programs. We believe our stockholders’ strong support reaffirmed the design and structure of our compensation programs.

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Compensation Discussion and Analysis

Track Record of Good Governance Practices. Through our commitment to good governance, including our continued stockholder engagement efforts, we have implemented the following practices over the past several years:

What We Do	What We Don’t Do
We structure our executive officers’ compensation so that more than 85% of pay is at risk	We do not have employment contracts with our executive officers
We emphasize long-term performance in our equity-based incentive awards	We do not provide tax gross-ups on perquisites except with respect to the Company’s standard relocation program available to all employees
We provide for double-trigger equity acceleration upon a change of control	We do not provide for excise tax gross-ups in key employee change-of-control contracts entered into after February 2011 for newly appointed and/or newly hired executive officers who are not otherwise subject to an existing agreement
We maintain a competitive compensation package designed to attract, motivate and retain and reward experienced and talented executive officers	We have a formal policy which does not permit directors or executive officers to pledge Company securities
We require robust stock ownership of 6 times base salary for the CEO and 3 times base salary for the other executive officers	We have a formal policy which does not permit short sales or derivative transactions in Company stock, including hedges
We provide for clawback provisions so that our incentive awards are subject to forfeiture (see page 58 for more details)	We do not pay current dividends or dividend equivalents on unvested awards — dividends are accrued and reinvested in Company stock and are paid upon vesting of the underlying award
We consider deductibility when structuring compensation	We do not allow repricing of stock options and stock appreciation rights unless approved by stockholders

HOW WE MAKE COMPENSATION DECISIONS

The Committee has overall responsibility for approving and evaluating the officer and director compensation plans, policies and programs of the Company. The Committee is also responsible for producing a report reviewing the Company’s Compensation Discussion and Analysis. The Committee uses several different tools and resources in reviewing elements of executive compensation and making compensation decisions. These decisions, however, are not purely formulaic and the Committee exercises judgment and discretion as appropriate.

Compensation Consultant. The Committee has retained FWC as an independent consultant to provide advice on executive compensation matters. The decision to engage FWC was made by the Committee and FWC reports directly and exclusively to the Committee; however, at the Committee’s direction, the consultant works directly with management to review or prepare materials for the Committee’s consideration. While engaged as the Committee’s consultant, FWC did not perform any

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Compensation Discussion and Analysis

services for the Company outside the scope of its arrangement with the Committee. During 2015, the Committee reviewed FWC’s independence and determined that there were no conflicts of interest as a result of the Committee’s engagement of FWC. The Committee did not engage any consultant other than FWC during 2015 to provide executive compensation consulting services.

In 2015, FWC attended all of the Committee meetings and provided the Committee with market analyses, including Peer Proxy Data (defined on page 41), and an annual independent assessment of the risk associated with the Company’s compensation programs. In addition, FWC advised the Committee on the following: market trends; regulatory and governance developments and how they may impact our executive compensation programs; the design and structure of our executive compensation programs to ensure linkage between pay and performance; setting the pay for our CEO; and compensation recommendations for the other executive officers, in consultation with the CEO.

Benchmarking Peers. Within the oil and gas industry, there are a very limited number of companies that closely resemble us in size, scope and nature of business operations. Our industry peer group contains companies in our industry that vary in these respects because we compete with these companies for talent and believe the selected companies are currently the most appropriate with respect to executive compensation benchmarking. The differences and similarities between us and the companies in our industry peer group are taken into consideration when referencing benchmarks for executive compensation decisions.

Each year, FWC conducts an independent review of the Company’s industry peer group for the Committee to use as a reference point for assessing competitive executive compensation data (including base salary, target annual incentives and annualized long-term incentive grant values). This review includes an evaluation of Anadarko’s peers as designated by proxy advisors, peers of direct peers, and companies included in Anadarko’s broad Global Industry Classification Standard Industry Group. In each case, FWC assesses whether there are companies that should be added to or deleted from Anadarko’s existing peer group based on relevant size, scope and the nature of their business operations. Unless significant and material changes have affected the companies in our peer group such that a company is no longer an appropriate peer, the Committee prefers to maintain a high degree of continuity of the peer group to ensure consistent comparison for both pay and performance from year to year. Following this year’s annual review, the Committee determined that Murphy Oil should be removed from the peer group due to being low in relative size after spinning off its retail marketing business, particularly with respect to market capitalization value and proved reserves. The Committee also determined that the remaining 11 companies included in the Company’s industry peer group would be utilized for the 2015 executive compensation benchmarking comparison.

The Company’s industry peer group used for conducting the 2015 executive compensation benchmarking assessment is listed below.

• Apache Corporation	• Devon Energy Corporation	• Noble Energy, Inc.
• Chesapeake Energy Corporation	• EOG Resources, Inc.	• Occidental Petroleum Corporation
• Chevron Corporation	• Hess Corporation	• Pioneer Natural Resources Company
• ConocoPhillips	• Marathon Oil Corporation

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Compensation Discussion and Analysis

At the time of the Committee’s 2015 review, the Company was between the median and the 75th percentile in market capitalization and above the 75th percentile in total assets and total proved reserves compared to this peer group, as illustrated by the chart below:

Benchmarking Data. To assist in reviewing the design and structure of our executive compensation programs, FWC provides the Committee with an independent assessment of the compensation programs and practices of the companies in our industry peer group. This comprehensive analysis includes compensation data that is obtained from the latest peer proxy statements and updated, as applicable, with recent public filings for company-by-company detail on peer NEO positions (Peer Proxy Data) as well as supplemental third-party survey data.

Due to organizational differences in executive leadership structures and business strategies across our peers, it is difficult to benchmark comparable executive leadership positions for many of our NEOs. As a result, the Committee places emphasis on the Peer Proxy Data in making compensation decisions because this data provides greater transparency and insight into the comparability of our NEOs and executive leadership structure relative to the NEOs and executive leadership structure of our peers. The Peer Proxy Data includes individual incumbent data for each company in our industry peer group and illustrates the differences in job scope, incumbent tenure and overall experience level of peer NEOs compared to our NEOs. In assessing the Peer Proxy Data, the Committee reviewed data summarized by functional positions, by order of pay (i.e., second-highest paid, third-highest paid, etc.), and aggregated by the total direct compensation opportunity of the NEOs collectively as a management team at each peer company. Evaluating the total direct compensation opportunity for each peer company’s executive management team as a whole allows the Committee to consider how each peer company structures the compensation opportunity for their management team regardless of individual functional responsibilities. This approach recognizes the differences in executive leadership structures and business strategies across our peers. When reviewing benchmarking data, the Committee reviews 25th, 50th, and 75th percentile data; however, the Committee does not target a specific percentile of the benchmark data and in making officer compensation decisions takes into account other considerations as noted below.

Role of CEO and/or Other Executive Officers in Determining Executive Compensation. The Committee, after reviewing the information provided by FWC and considering other factors and with input from FWC, determines each element of compensation for our CEO. When making determinations about each element of compensation for the other executive officers, the Committee also considers recommendations from our CEO. Additionally, at the Committee’s request, our

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Compensation Discussion and Analysis

executive officers may assess the design of, and make recommendations related to, our compensation and benefit programs, including recommendations related to the performance measures used in our incentive programs. The Committee is under no obligation to implement these recommendations. Executive officers and others may also attend Committee meetings when invited to do so, but the executive officers do not attend when their individual compensation is being discussed.

Other Important Considerations. In addition to the above resources, the Committee strongly considers other factors when making compensation decisions, such as individual experience, individual performance, internal pay equity, development and succession status, and other individual or organizational circumstances, including the current market and business environment. With respect to equity-based awards, the Committee also considers the expense of such awards, the impact on dilution, and the relative value of each element comprising the executive officers’ target total compensation opportunity.

Tally Sheets. The Committee uses tally sheets in its annual executive compensation review to enhance the analytical data used by the Committee to evaluate our executive officer compensation and to provide the Committee with a consolidated source for viewing the aggregate value of all elements of executive compensation. The Committee does not assign a specific weighting to the tally sheets in their overall decision-making process, but uses them to gain additional perspective and as a reference in the decision-making process.

ELEMENTS OF OUR COMPENSATION PROGRAMS

Our executive compensation programs include direct and indirect compensation elements. We believe that a majority of an executive officer’s total compensation opportunity should be performance-based; however, we do not have a specified formula that dictates the overall weighting of each element.

As illustrated in the charts below, 79% of the current CEO and 75%, on average, of target total compensation opportunity for the other NEOs is provided through equity-based incentives that are dependent upon long-term corporate performance and stock-price appreciation. Any value ultimately realized for these long-term equity-based awards is directly tied to Anadarko’s absolute and relative stock-price performance and will fluctuate along with stockholder returns.

The charts above are based on the following: current base salaries, as discussed on page 44; target bonus opportunities approved by the Committee in 2015, as discussed on page 47; and the grant date value for the 2015 annual equity awards, as discussed on page 50.

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Compensation Discussion and Analysis

Direct Compensation Elements

The direct compensation elements are outlined in the table below. The indirect compensation elements are outlined in a table on page 52.

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Compensation Discussion and Analysis

ANALYSIS OF 2015 COMPENSATION ACTIONS

The following is a discussion of the specific actions taken by the Committee in 2015 related to each of our direct compensation elements. Each element is reviewed annually, as well as at the time of a promotion, other change in responsibilities, other significant corporate events or a material change in market conditions.

As discussed above, the Committee determined that the target total compensation opportunity for the NEOs should remain flat year-over-year and that no changes should be made to the current base salaries, target bonus opportunities, and target grant value of annual long-term incentive awards.

Base Salary

The table below reflects the base salaries for the NEOs that were approved by the Committee in 2015. As part of its annual review of executive compensation, in October 2015 the Committee determined that no changes should be made to the base salaries for the NEOs.

Name	Salary as of January 1, 2015($)	Salary as of January 1, 2016($)	Increase
Mr. Walker	1,300,000	1,300,000	0%
Mr. Gwin	750,000	750,000	0%
Mr. Daniels	700,000	700,000	0%
Mr. Reeves	700,000	700,000	0%
Mr. Kleckner	625,000	625,000	0%

Performance-Based Annual Cash Incentives (Bonuses)

The Annual Incentive Program (AIP) is designed to focus on key performance metrics and targeted levels of performance that are intended to drive differentiating performance year-over-year. All employees of the Company, including our executive officers, participate in the AIP, which is part of our 2012 Omnibus Incentive Compensation Plan (2012 Omnibus Plan) that was approved by our stockholders in May 2012. At the beginning of each plan year, the Committee reviews and approves the performance metrics and targeted levels of performance (the “performance goals”). These performance goals generally align with the Board-approved budget for the year and typically reflect the market and business environment in which we operate. The AIP performance goals are generally intended to work together so that the Company can achieve its long-term strategic performance objectives and provide the best, most direct means of aligning the actions of our executive officers and employees in the short term to position the company to deliver exceptional total stockholder returns over the long term.

Challenges of Setting Performance Goals in a Volatile Environment. Within the exploration and production industry, revenues, operating results, cash flows from operations, capital spending, and future growth rates are highly dependent on the global commodity-price markets. When the AIP goals were set at the beginning of 2015, the duration and magnitude of the decline in commodity prices could not be accurately predicted and the Committee recognized the challenges of setting goals for the full year. At the time the 2015 AIP performance goals were approved, the Committee believed that the targets established were challenging and appropriately required our executive officers and employees to strive for strong performance on key metrics in a lower commodity-price environment.

During the years of higher commodity prices prior to 2015, the Committee established increasingly challenging annual AIP performance goals on key metrics, such as sales volumes and reserve additions, that were designed to generate competitive returns and advance our long-term growth

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Compensation Discussion and Analysis

objectives. For 2015, the Company substantially reduced its planned capital expenditures to balance investments with available cash in order to manage through the uncertainty of the current market conditions and commodity-price environment. As a result, the 2015 AIP performance goals reflected a more defensive strategy by the Company that focused on preserving and building value to position the Company for future success when the commodity-price environment recovers rather than emphasizing year-over-year growth. As such, unlike previous years, the 2015 AIP performance goals did not reflect higher year-over-year targeted performance.

The 2015 AIP included three additional performance goals and re-allocated the weighting of certain performance goals to provide increased focus on the key areas that are essential to delivering higher-margin sales volumes, improving cost efficiencies, and emphasizing financial discipline, while maintaining a safe work environment and creating stockholder alignment. The structural changes to the AIP for 2015 and the rationale for such changes are illustrated in the following chart.

(1)	For AIP purposes, Capital Expenditures excludes the capital expenditures of WES and WGP, non-cash investments or investments associated with assets expected to be divested and capital that is carried or subsequently reimbursed by another party. EBITDAX/BOE is calculated as earnings before interest, taxes, depreciation, depletion, amortization, and exploration expenses divided by sales volumes for the year. For AIP purposes, it excludes hedging arrangements, gains/losses on sales of assets, major legal-related settlements or expenses and other non-operating income/expense items. EBITDAX that results from acquired production, if any, or from the Company’s planned divestment program is also excluded from the calculation. For AIP purposes, Lease Operating Expense (LOE) excludes the cost of offshore work-overs because of timing uncertainty and magnitude. Controllable General and Administrative Costs (G&A) excludes restricted stock, bonus plans and benefits costs.

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Compensation Discussion and Analysis

2015 Performance Results. The table below reflects the 2015 performance results against each of the specified targets prior to the Committee’s exercise of significant downward discretion as further discussed below. Each performance goal is capped at 275% and the total AIP score cannot exceed 200%.

2015 AIP Performance Goals	Relative Weighting Factor	AIP Target Performance	AIP Performance Results(1)	AIP Performance Score(1)
Company-Operated Base Sales Volume, MMBOE	15%	157	163.1	34.4%
Total Sales Volume, MMBOE	10%	279	291.7	23.5%
Reserve Additions (before price revisions, acquisitions and divestitures), MMBOE	20%	279	407.0	55.0%
Capital Expenditures, $MM	10%	5,700 – 6,100	5,425	14.8%
LOE and Controllable G&A/BOE($)	15%	6.77	5.48	41.3%
EBITDAX/BOE($)	15%	13.40 – 19.05	15.91	15.0%
Total Recordable Incident Rate (Safety)	10%	0.34	0.34	10.0%
Total Stockholder Return	5%	Relative to Peers	9th	2.5%

Total	100%			196.5%

(1)	The Committee did not make any adjustments to the measured 2015 AIP performance results or overall calculated 2015 AIP performance score. However, see below for a discussion of the Committee’s exercise of significant downward discretion regarding the final approved AIP score.

The Company delivered very strong operating performance in 2015 despite the challenging commodity markets. The Company performed at or above the targets established for all AIP metrics, with the exception of TSR, while continuing to maintain our strong safety record. Notable performance highlights from 2015 include:

•	Sales Volumes — To mitigate the impact of weaker gas prices, the Company delivered high-margin oil production from select core assets exceeding target performance.

•	Operated Base Sales Volumes — The Company created special-projects teams to focus on and deliver improved base sales volume while minimizing capital investment.

•	Reserve Additions — The Company exceeded target on reserve additions. However, extreme downward commodity price volatility during the year resulted in the growth of non-price reserve revisions. The positive non-price reserve revisions were due in part to the benefit of a more favorable service cost environment, resulting in an unintended positive impact on the reserve addition metric.

•	Capital Expenditures — The Company successfully partnered with vendors to lower service and materials costs in all regions and made significant improvements in drilling efficiencies as well as sustainable process improvements.

•	LOE and Controllable G&A — The Company exceeded target due to renegotiations with vendors, reductions in non-essential project spending, a reassessment of processes and procedures designed to reduce operating costs, and a reduction in contract labor and consultant expenses.

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Compensation Discussion and Analysis

Significant Downward Discretion Applied to 2015 AIP Award. As reflected in the table above, we exceeded our initial expectations on nearly every operating metric due largely to the hard work and innovation of our employees, including our executive officers. However the Committee recognized that, given the continued challenging commodity-price environment and its impact on stockholders, the uncertainty in setting goals, and the unintended positive impact related to the Reserve Additions metric discussed above, it was appropriate to exercise significant downward discretion to reduce the AIP payout. The Committee determined, with management’s support, to substantially reduce the calculated score from 196.5% to 110% for the executive officers. Due to the significant efforts and contributions of the executive officers in achieving the strong operational performance, the Committee determined that an AIP payout slightly above target was appropriate.

The AIP awards for 2015 for the NEOs are shown in the table below and are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. Individual target bonus opportunities are determined based on the executive officer’s position. Executive officers may earn from 0% to 200% of their individual bonus target. Following its annual review of executive compensation in October 2015, the Committee made no changes to the NEO bonus targets for 2016.

Name	Base Salary Earnings for 2015($)(1)		Target Bonus %		Approved AIP Performance Score		Individual Performance Adjustments		Actual Bonus Award ($)
Mr. Walker	1,350,000	X	130%	X	110%	±	0	=	1,930,500
Mr. Gwin	778,846	X	95%	X	110%	±	0	=	813,894
Mr. Daniels	726,923	X	95%	X	110%	±	0	=	759,635
Mr. Reeves	726,923	X	95%	X	110%	±	0	=	759,635
Mr. Kleckner	649,039	X	95%	X	110%	±	0	=	678,246

(1)	Individual bonus payments are calculated based upon the actual base salary earnings for the year. The amounts reflected in this column include a total of 27 pay periods, rather than the usual 26, as a result of the Company’s payroll schedule for 2015.

The Committee did not make individual performance adjustments for any NEO’s 2015 bonus payments in recognition of the team effort necessary to drive the Company’s success.

Section 162(m) Performance Hurdle. In February 2015, the Committee established a baseline AIP performance hurdle for the NEOs of $750 million of Cash Flow from Operating Activities (Net cash provided by (used in) operating activities) as calculated in the Consolidated Statements of Cash Flows, but excluding the effect of any significant (i.e., $100 million or greater) legal settlements/satisfaction of judgments (as described in Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Sources of Cash — Operating Activities) for the fiscal year as published in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. If this performance hurdle was not achieved, the NEOs subject to Section 162(m) of the IRC would earn no AIP bonuses for the year under the 2012 Omnibus Plan. If the performance hurdle was met, the bonus pool would be funded at the maximum bonus opportunity level for each NEO and the Committee would consider our performance against the AIP performance goals, as well as any other relevant factors, when determining the actual amount of the AIP bonuses to be paid to each NEO. As demonstrated in 2015, the Committee may apply negative discretion in determining actual awards. The Committee does not have the discretion to increase bonuses above funded amounts. The AIP bonus pool was funded for the 2015 performance year because the Company exceeded the established performance hurdle.

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Compensation Discussion and Analysis

Equity Compensation

Our equity-based long-term incentive program is designed to reward our executive officers for sustained long-term share performance. This program represents 75% or more of target total compensation opportunity and includes a combination of equity-based awards (performance units, stock options and restricted stock units) that we believe are performance-based in absolute and relative terms. Pursuant to our equity grant administration procedures established by the Committee, annual equity-based awards for executive officers are typically made at the regularly scheduled Committee meeting in the fall. Equity awards for newly hired executive officers or awards made in connection with promotions are made on the date such awards are approved by the Committee.

The 2015 targeted equity award value was allocated 50% in performance units that reward relative TSR performance and 25% in non-qualified stock options that reward absolute value creation (for a total of 75% long-term equity awards that are performance-based). The remaining 25% is granted in restricted stock units the value of which is tied to our share price and which we believe is necessary to retain executive talent. The Committee believes that this allocation provides a combination of equity-based awards that is performance-based in relative and absolute terms, while also providing a necessary retentive element. For additional details on the terms of these awards see page 61.

Performance Units. The Committee has established TSR as the performance criterion for the Company’s performance unit awards, and believes that a single focus on TSR as the performance criterion for the performance units is appropriate at this time and is consistent with most energy industry peers. TSR provides an effective relative comparison of our performance against an industry peer group. The Committee has discussed the extent to which certain operational or financial measures could be used as relative long-term performance criteria, such as return on capital employed. The Committee concluded that the performance measures included in our AIP are intended to capture the key drivers of the Company’s business, and that such AIP metrics should drive TSR performance over time. However, the Committee will continue to consider whether to include additional performance metrics in the performance unit program.

Performance Unit Peer Group. Following a review of the industry peer group for awards to be granted in 2015, the Committee removed Murphy Oil from the peer group, due to being low in relative size after spinning off its retail marketing business, and replaced it with Chesapeake Energy Corporation. As a result, the peer group for the 2015 performance unit awards was identical to the peer group that was used for conducting the 2015 compensation benchmarking assessment, which is listed on page 40.

If any of the peer companies undergoes a change in corporate capitalization or a corporate transaction (including, but not limited to, a going-private transaction, bankruptcy, liquidation, merger or consolidation) during the performance period, the Committee shall undertake an evaluation to determine whether such peer company will be replaced. At the time these awards were granted, the Committee pre-approved Southwestern Energy, Inc., Cabot Oil and Gas Corporation, Concho Resources, Inc. and Cimarex Energy as replacement companies (in that order).

Performance Unit Performance Period and Payout Opportunity. Beginning with awards granted in November 2014, the Committee eliminated our two-year performance unit program so that all performance unit awards granted in or after 2014 are subject to a three-year performance period. In addition, the Committee reduced the payout opportunity for achievement of TSR performance at the 55th percentile from a payout of 110% to a payout of 100% and reduced the payout opportunities for achievement of all applicable TSR performance levels in the third quartile by 12% to 14% for all new awards. During our prior engagement discussions, certain stockholders suggested eliminating the

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Compensation Discussion and Analysis

payout opportunity for TSR performance below median. However, the Committee believes that completely eliminating any opportunity would place the Company at a competitive disadvantage in attracting and retaining executive talent as all of the companies in the industry peer group provide for some level of payout below median. The Committee has also considered placing a cap on earned awards at target if absolute TSR is negative for the performance period, regardless of relative TSR. However, as our business is highly dependent on the prices we receive for our oil, natural gas and natural gas liquids, the Committee believes that stockholders are best served by a management team that is highly incentivized to deliver differentiating performance in a challenging industry-wide environment. Accordingly, the Committee believes that placing such a cap on earned awards is not appropriate. In addition, the Committee maintains the ability to apply negative discretion to these awards should the Committee deem such discretionary adjustment necessary.

The following table reflects the payout scale for the annual performance unit program for awards granted in and after November 2014 as well as outstanding performance unit awards granted prior to November 2014:

Final TSR Ranking	1	2	3	4	5	6	7	8	9	10	11	12
TSR Performance Percentile	100%	91%	82%	73%	64%	55%	46%	36%	27%	18%	9%	0%
	Payout as % of Target
Awards Granted in and after November 2014	200%	182%	164%	146%	128%	100%	80%	60%	40%	0%	0%	0%
Awards Granted Prior to November 2014	200%	182%	164%	146%	128%	110%	92%	72%	54%	0%	0%	0%

The examples below illustrate how the performance unit payout scale works under two different TSR ranking outcomes, assuming an executive officer received a target award of 20,000 performance units in October 2015 subject to a three-year performance period. Each performance unit earned is a right to receive a cash payment equal to the closing price of one share of our common stock on the date the Committee certifies the performance results for the performance period.

	Relative TSR Ranking for Three-Year Performance Period	Payout Percentage	Number of Performance Units Earned
Example 1	3rd	164%	32,800 units (20,000 x 164%)
Example 2	10th	0%	0 units (20,000 x 0%)

Stock Options. Stock options typically vest pro-rata annually over three years, beginning with the first anniversary of the date of grant, and have a term of seven years. The exercise price is not less than the market price on the date of grant and repricing of stock options to a lower exercise price is prohibited, unless approved by stockholders.

Restricted Stock Units. The Committee establishes objective performance criteria for each calendar year that must be achieved before any restricted stock units are awarded the following year to executive officers subject to Section 162(m) of the IRC. If the performance criteria are achieved, the Committee may make awards of restricted stock units to the executive officers. The restricted stock units awarded vest pro-rata annually over three years, beginning with the first anniversary of the grant

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Compensation Discussion and Analysis

date. All of the restricted stock unit awards made in October 2015 were made after the Company’s achievement of the 2014 performance criterion, which was to obtain at least $3.1 billion in Cash Flows from Operating Activities (Net cash provided by (used in) operating activities) as presented in the Consolidated Statements of Cash Flows in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

Equity Awards Made During 2015

On October 26, 2015, the Committee approved the following awards under our 2012 Omnibus Plan for the NEOs. The target grant value of each of the awards was held flat as compared to awards granted in 2014. These awards, as well as a description of the methodology for calculating the grant date fair value, are included in the Grants of Plan-Based Awards Table on page 62.

Name	Total LTI Grant Date Value($)	Performance Units (50%)		Stock Options (25%)		Restricted Stock Units (25%)
		Target # of Units	Grant Date Value($)	# of Stock Options	Grant Date Value($)	# of Units	Grant Date Value($)
Mr. Walker	11,116,389	77,548	5,547,008	154,615	2,794,960	40,209	2,774,421
Mr. Gwin	4,457,621	31,096	2,224,297	62,000	1,120,768	16,124	1,112,556
Mr. Daniels	4,557,779	31,795	2,274,296	63,393	1,145,949	16,486	1,137,534
Mr. Reeves	3,475,942	24,248	1,734,459	48,346	873,946	12,573	867,537
Mr. Kleckner	3,626,154	25,296	1,809,423	50,436	911,727	13,116	905,004

Performance Units — Results for Performance Periods Ended December 31, 2015

In January 2016, the Committee certified the performance results for the 2012 and 2013 annual performance unit awards for the three- and two-year performance periods, respectively, that ended December 31, 2015. Under the provisions of these awards, the targeted performance units were subject to our relative TSR performance against a defined TSR peer group. TSR performance is based on the difference between (1) the average closing stock price for the 30 trading days preceding the beginning of the performance period, and (2) the average closing stock price for the last 30 trading days of the performance period, plus dividends paid for the performance period, and further adjusted for any other distributions or stock splits, where applicable.

The Committee believes that these below-target payouts for below-median performance demonstrate that our performance unit program, which represents a significant portion of our overall executive compensation programs, is well-designed to link pay and performance. This year’s payouts show that the values actually earned by the NEOs under our executive compensation programs can differ substantially from the grant date values required to be reported in the Summary Compensation Table and other proxy tables, as our program is designed to pay out at levels aligned with actual performance.

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Compensation Discussion and Analysis

For the performance periods ended December 31, 2015, the performance results and Anadarko’s ranking, as highlighted, were as follows:

2012 Annual Award — Three-Year Performance Period (January 1, 2013 to December 31, 2015)

Final TSR Ranking	1	2	3	4	5	6	7	APC 8	9	10	11	12
TSR	32.5%	29.9%	10.5%	8.0%	2.1%	-3.8%	-24.1%	-24.3%	-27.1%	-36.9%	-42.6%	-43.8%
Payout as % of Target	200%	182%	164%	146%	128%	110%	92%	72%	54%	0%	0%	0%

2013 Annual Award — Two-Year Performance Period (January 1, 2014 to December 31, 2015)
Final TSR Ranking	1	2	3	4	5	6	APC 7	8	9	10	11	12
TSR	-4.7%	-15.7%	-19.4%	-21.2%	-25.1%	-31.5%	-34.4%	-35.8%	-46.0%	-49.1%	-53.9%	-56.7%
Payout as % of Target	200%	182%	164%	146%	128%	110%	92%	72%	54%	0%	0%	0%

The following table lists the number of performance units awarded at minimum, target, and maximum levels and the actual number of performance units earned by the NEOs for the 2012 and 2013 annual performance unit awards for the three-year and two-year performance periods that ended December 31, 2015:

	2012 Annual Performance Unit Award				2013 Annual Performance Unit Award
Name	Minimum # Units	Target # Units	Maximum # Units	Actual # Units Earned	Minimum # Units	Target # Units	Maximum # Units	Actual # Units Earned
Mr. Walker	0	17,168	34,336	12,361	0	21,998	43,996	20,238
Mr. Gwin	0	6,119	12,238	4,406	0	8,782	17,564	8,079
Mr. Daniels	0	6,282	12,564	4,523	0	8,981	17,962	8,263
Mr. Reeves	0	4,790	9,580	3,449	0	6,874	13,748	6,324
Mr. Kleckner	0	3,122	6,244	2,248	0	2,507	5,014	2,306

Performance Units — Results for 2012 CEO Appointment Award

In connection with his appointment to CEO on May 15, 2012, Mr. Walker received a promotional equity award, including performance units (2012 CEO Appointment Award). The performance units were subject to the same performance criteria as performance unit awards for executive officers, except that the two- and three-year performance periods for the grant to Mr. Walker began on May 15, 2012 and ended on May 14, 2014 and May 14, 2015, respectively. In June 2015, the Committee certified the performance results for the three-year performance period that ended May 14, 2015. For such performance period, the performance result and Anadarko’s ranking, as highlighted, was as follows:

2012 CEO Appointment Award — Three-Year Performance Period (May 15, 2012 to May 14, 2015)

Final TSR Ranking	1	2	3	4	APC 5	6	7	8	9	10	11	12
TSR	83.0%	57.0%	42.6%	35.6%	26.5%	18.6%	16.0%	9.2%	9.2%	1.8%	0.3%	-25.1%
Payout as % of Target	200%	182%	164%	146%	128%	110%	92%	72%	54%	0%	0%	0%

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Compensation Discussion and Analysis

The following table lists the number of performance units awarded at minimum, target, and maximum levels and the actual number of performance units earned by Mr. Walker for the three-year performance period that ended May 14, 2015:

	2012 CEO Appointment Award
Name	Minimum # Units	Target # Units	Maximum # Units	Actual # Units Earned
Mr. Walker	0	5,254	10,508	6,725

Indirect Compensation Elements

As identified in the table below, the Company provides certain benefits and perquisites (considered indirect compensation elements) that are considered typical within our industry and necessary to attract and retain executive talent. The value of each element of indirect compensation is generally structured to be competitive within our industry.

Indirect Compensation Element		Primary Purpose
Retirement Benefits	• •	Attracts talented executive officers and rewards them for extended service Offers secure and tax-advantaged vehicles for executive officers to save effectively for retirement
Other Benefits (for example, health care, paid time off, disability and life insurance) and Perquisites	• •

Enhances executive welfare and financial security

Provides a competitive package to attract and retain executive talent, but does not constitute a significant part of an executive officer’s compensation

Severance Benefits	• •	Attracts and helps retain executives in a volatile and consolidating industry Provides transitional income following an executive’s involuntary termination of employment

Retirement Benefits

Our executive officers participate in the following retirement and related plans:

Anadarko Employee Savings Plans. The Anadarko Employee Savings Plan (401(k) Plan) is a tax-qualified retirement savings plan that allows participating U.S. employees to contribute up to 30% of eligible compensation, on a before-tax basis or on an after-tax basis (via a Roth or traditional after-tax contribution), into their 401(k) Plan accounts. Eligible compensation includes base salary and AIP bonus payments. Under the 401(k) Plan, we match an amount equal to one dollar for each dollar contributed by participants up to six percent of their total eligible compensation. The 401(k) Plan is subject to applicable IRC limitations regarding participant and Company contributions. Due to IRC limitations that restrict the amount of benefits payable under tax-qualified plans, we also sponsor a non-qualified Savings Restoration Plan. The Savings Restoration Plan accrues a benefit equal to the excess, if any, of Company matching and Personal Wealth Account (PWA) contributions that would have been allocated to a participant’s 401(k) Plan account each year without regard to the IRC limitation over amounts that were, in fact, allocated to a participant’s account. For additional details on the Savings Restoration Plan see page 70. Amounts deferred, if any, under the 401(k) Plan and the Savings Restoration Plan (collectively, the Savings Plans) by the NEOs are included, respectively, in

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Compensation Discussion and Analysis

the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table. Our matching contributions allocated to the NEOs under the Savings Plans are included in the “All Other Compensation” column of the Summary Compensation Table.

Pension Plans. Anadarko provides funded, tax-qualified retirement benefits for all U.S. employees. Due to IRC limitations that restrict the amount of benefits payable under tax-qualified plans, we also sponsor non-qualified restoration plans that cover the executive officers and certain other employees. The pension plans do not require contributions by participants and a participant becomes vested in his or her benefit at the completion of three years of service as defined in the pension plans. Eligible compensation covered by the pension plans consists of base salary and AIP bonus payments.

Messrs. Walker and Reeves each have supplemental retirement benefits under our non-qualified Retirement Restoration Plan that provide for special service credits of eight years and five years, respectively, if they each remain employed by us until the age of 55. Messrs. Walker and Reeves vested in these benefits in 2012. The service credits are considered applicable service towards our retirement benefit programs, including pension and retiree medical and dental benefits, where applicable. These supplemental retirement benefits were provided to Messrs. Walker and Reeves in 2007 to recognize that they were mid-career hires that we would like to retain for the remainder of their careers. Providing them additional service credits recognizes a portion of their prior industry experience and service years which directly benefit us and our stockholders.

The accrued benefits for each of the NEOs, including the benefits related to any special service credits are discussed in the Pension Benefits Table on page 69. The Committee does not intend to grant any additional pension credits to executive officers and has not done so since 2007.

Other Benefits

We provide other benefits such as medical, dental, and vision insurance, flexible spending and health savings accounts, paid time off, payments for certain relocation costs, disability coverage and life insurance to each executive officer. These benefits are also provided to all other eligible U.S.-based employees. Certain employees, including the executive officers, are eligible for participation in the Company’s Management Life Insurance Plan, which provides an additional life insurance benefit of two times base salary, and the Deferred Compensation Plan, which allows participants to voluntarily defer receipt of up to 75% of their salary and/or up to 100% of their AIP bonus payments. Details regarding the Deferred Compensation Plan and participation in the plan by the NEOs are discussed beginning on page 70.

Perquisites

We provide a limited number of perquisites to the executive officers. These perquisites are assessed annually by the Committee as part of the total competitive review. The expenses related to the perquisites are imputed and considered taxable income to the executive officers as applicable. We do not provide any tax gross-ups on these perquisites. The perquisites provided to the executive officers are as follows:

•	Financial Counseling, Tax Preparation and Estate Planning

•	Annual Physical Exam Program

•	Personal Excess Liability Insurance

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Compensation Discussion and Analysis

•	Limited Personal Use of Company Aircraft

•	Club Memberships

•	Limited Personal Use of Company Facilities and Event Venues

Mr. Walker has a personal usage limit of up to $300,000 that allows him to use Company aircraft for a limited amount of personal travel. To the extent his usage exceeds such amount, he is required to reimburse the Company pursuant to a time-sharing agreement. The prior year’s aggregate incremental direct operating costs for each aircraft is used to calculate the value of personal usage.

The incremental costs of the various perquisites provided are included in the “All Other Compensation” column of the Summary Compensation Table on page 59 and in the All Other Compensation Table and supporting footnotes following the Summary Compensation Table on page 60.

Severance Benefits

Post-termination and change-of-control severance benefits are typical within our industry. The Company currently provides the severance benefits described below to its executive officers. These plans are an essential component of our executive compensation programs and are necessary to attract and retain executive talent in a highly competitive market, provide continuity of management in the event of an actual or threatened change of control and provide executive officers with the security to make decisions that are in the best long-term interest of the stockholders. On a periodic basis, the Committee, in consultation with its executive compensation consultant, will review, consider and adjust, as necessary and appropriate, the provisions of post-termination and change-of-control severance benefits provided to executive officers to ensure that such arrangements serve the Company’s interests in retaining key executives, are consistent with market practice and are reasonable.

Officer Severance Plan. Our executive officers are eligible for benefits under the Officer Severance Plan with the exception of Mr. Walker whose severance benefits are included in his Severance Agreement, which is described on page 56. Benefits provided under the Officer Severance Plan may vary depending upon the executive officer’s level within the organization and years of service with us and are made at the discretion of the Committee. Executive officers receiving benefits under the Officer Severance Plan are required to execute an agreement releasing us from any and all claims from any and all kinds of actions arising from the executive officer’s employment with us or the termination of such employment. The typical severance benefits that may be provided for our executive officers following the occurrence of an involuntary termination event (as described on page 72) include the following:

•	a payment equal to two times annual base salary plus one year’s target bonus under our AIP;

•	if provided, a pro-rata bonus under our AIP for the year of termination, which will be payable at the end of the performance period, based on actual Company performance as certified by the Committee;

•	the option to continue existing medical and dental coverage levels at current active employee rates for up to six months. After six months, we will pay the cost of COBRA until the first to occur of (a) 18 months or (b) the officer obtaining comparable coverage as a result of employment with another employer;

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Compensation Discussion and Analysis

•	the vesting of some or all unvested restricted stock, unvested restricted stock units and stock options; and

•	a payout, if any, of outstanding performance units, which will be made at the end of the performance period based on actual Company performance results.

Key Employee Change-of-Control Contracts. We have key employee change-of-control contracts with all of our executive officers, including the NEOs, with the exception of Mr. Walker, whose change-of-control severance benefits are included in his Severance Agreement, which is described on page 56.

If we experience a change of control (as defined on page 72) during the term of the contract, then the contract becomes operative for a specified protection period. These contracts generally provide that the executive officer’s terms of employment (including position, work location, compensation and benefits) will not be adversely changed during the protection period. If we (or any successor in interest) terminate the executive officer’s employment (other than for cause (as defined on page 72), death or disability), the executive officer terminates for good reason (as defined on page 73) during such protection period, or upon certain terminations prior to a change of control or in connection with or in anticipation of a change of control, the executive officer is generally entitled to receive certain payments and benefits. In 2015, no payments were paid under the change-of-control contracts.

In February 2011, the Committee approved changes to the contracts that reduced the level of post-change-of-control severance benefits under the Key Employee Change-of-Control Contracts, on a prospective basis, for newly appointed and newly hired executive officers who are not otherwise subject to an existing agreement. The table below summarizes the general provisions of the contracts (our current NEOs have contracts that were entered into prior to February 2011 with the exception of Mr. Walker, whose change-of-control severance benefits are included in his Severance Agreement, which is described on page 56).

	Key Employee Change-of-Control Contracts Entered Into Prior to February 2011		Key Employee Change-of-Control Contracts Entered Into Post-February 2011
•	Initial three-year term automatically extended each year unless either party provides notice not to extend	•	Initial three-year term automatically extended each year unless either party provides notice not to extend
•	Modified single-trigger provision(1)	•	Double-trigger provision(2)
•	Three-year protection period	•	Two-year protection period
•	2.9 times base salary plus AIP bonus (based on highest AIP bonus paid over last three years)	•	Up to 2.9 times base salary plus AIP bonus (based on highest AIP bonus paid over last three years)
•	Up to three additional years of matching contributions into the Savings Restoration Plan	•	Up to three additional years of matching contributions into the Savings Restoration Plan
•	Up to three additional years of age and service credits under the Company’s retirement and pension plans	•	Up to three additional years of age and service credits under the Company’s retirement and pension plans
•	Three years continuation of medical, dental, and life insurance benefits	•	Up to three years continuation of medical, dental, and life insurance benefits
•	Three years of financial planning benefits	•	No continuation of financial planning benefits

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Compensation Discussion and Analysis

	Key Employee Change-of-Control Contracts Entered Into Prior to February 2011		Key Employee Change-of-Control Contracts Entered Into Post-February 2011
•	Excise tax gross-up(3)	•	Best-of-net tax provision (i.e., no tax gross-up by the Company)(4)
•	Outplacement services up to a maximum of $30,000	•	Outplacement services up to a maximum of $30,000
•	Officer is subject to a confidentiality provision	•	Officer is subject to a confidentiality provision

(1)	A good reason provision allowing an executive officer to terminate for any reason during the 30-day period immediately following the first anniversary of a change of control and receive severance benefits.

(2)	Severance payments are made only in the event of both a change of control and the termination of the executive officer’s employment without cause or for good reason during the applicable protection period.

(3)	The executive officer will be entitled to receive a payment in an amount sufficient to make the executive whole for any excise tax on excess parachute payments imposed under IRC Section 4999.

(4)	Requires the Company to either (1) reduce the amount of certain severance benefits otherwise payable so that such severance benefits will not be subject to the tax imposed by IRC Section 4999, or alternatively (2) pay the full amount of severance benefits to the executive officer (but with no tax gross-up), whichever produces the better after-tax result for the executive officer.

As a condition to receipt of change-of-control severance benefits, the executive officer must remain employed by us and provide services commensurate with his or her position until the executive officer is terminated pursuant to the provisions of the contract. The executive officer must also agree to retain in confidence any and all confidential information known to him or her concerning us and our business so long as the information is not otherwise publicly disclosed.

Change of Control — Treatment of Outstanding Unvested Equity Awards. The treatment of unvested outstanding equity awards upon a change of control of Anadarko is prescribed by the applicable plan document under which the awards were granted. The Company’s 2008 Omnibus Incentive Compensation Plan (2008 Omnibus Plan), which governs awards made prior to May 15, 2012, included a single-trigger provision for the accelerated vesting of equity awards upon a change of control. All outstanding awards to the NEOs under the 2008 Omnibus Plan were fully vested by the end of 2014. The 2012 Omnibus Plan, which governs awards made on or after May 15, 2012, includes a double-trigger provision that provides that, unless otherwise specified in the award agreement, there is only accelerated vesting of awards in the event of both a change of control of the Company and the termination of the participant’s employment without cause or for good reason during the applicable protection period. All equity awards issued under the 2012 Omnibus Plan contain this double-trigger feature.

AGREEMENTS WITH EXECUTIVE OFFICERS

Mr. Walker — Severance Agreement

In connection with Mr. Walker’s appointment to CEO in 2012, the Committee determined that his employment should be continued on an at-will basis. On February 16, 2012, the Company and Mr. Walker entered into a Severance Agreement to combine and restructure certain severance benefits previously provided to him under the Officer Severance Plan and through his key employee change-of-control contract. Effective May 15, 2012, Mr. Walker was no longer eligible to receive benefits under the Officer Severance Plan and waived the severance benefits under his key employee change-of-control contract, thereby reducing the level of change-of-control severance benefits that he was

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Compensation Discussion and Analysis

formerly eligible to receive. The general provisions of the Severance Agreement are described in the tables below:

Severance Benefits Outside of a Change of Control
•	Prorated annual bonus based on actual performance for the year of termination
•	Two times the sum of his annual base salary and annual target bonus for the year of termination
•	Up to six months continued participation in the Company’s medical and dental care plans at active employee rates and reimbursement for the cost of up to 18 additional months of COBRA continuation coverage

Change-of-Control Severance Benefits
•	Double-trigger provision (requiring both a change-of-control and a termination of employment)
•	Three-year protection period following Change of Control
•	2.5 times salary plus the higher of target bonus for the year of termination or the average bonus for the last two years
•	Up to three additional years of matching contributions into the Savings Restoration Plan
•	Up to three additional years of age and service credits under the Company’s retirement and pension plans
•	Three years continuation of medical, dental, and life insurance benefits
•	Best-of-net tax provision (i.e., no tax gross-up by the Company)
•	Outplacement services up to a maximum of $30,000
•	Subject to a confidentiality provision

The above description of Mr. Walker’s Severance Agreement is not a full summary of all of the terms and conditions of the agreement and is qualified in its entirety by the full text of the agreement, which is on file with the SEC.

DIRECTOR AND OFFICER INDEMNIFICATION AGREEMENTS

We have entered into indemnification agreements with our directors and certain executive officers, in part to enable us to attract and retain qualified directors and executive officers. These agreements require us, among other things, to indemnify such persons against certain liabilities that may arise by reason of their status or service as directors or officers, to advance their expenses for proceedings for which they may be indemnified, and to cover such person under any directors’ and officers’ liability insurance policy that we may maintain from time to time. These agreements are intended to provide indemnification rights to the fullest extent permitted under applicable Delaware law and are in addition to any other rights our directors and executive officers may have under our Restated Certificate of Incorporation, By-Laws and applicable law.

STOCK OWNERSHIP GUIDELINES

We have maintained stock ownership guidelines for executive officers since 1993 with the goal of promoting equity ownership and aligning our executive officers’ interests with those of our stockholders. These guidelines must be met within three years after becoming subject to them. Currently, all of our executive officers either meet or exceed their specified guidelines. The ownership guidelines are currently established at the following minimum levels:

Position	Guideline	Ownership Status as of 12/31/2015
Chief Executive Officer	6 x base salary	Exceeds
Executive Vice Presidents	3 x base salary	Exceeds

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Compensation Discussion and Analysis

The Committee reviews the stock ownership levels annually. In determining stock ownership levels, we include shares of common stock held directly by the officer (including shares beneficially owned in a trust, by a limited liability company or partnership, and by a spouse and/or minor children, unless the officer expressly disclaims beneficial ownership of such shares); shares of common stock held indirectly through the Anadarko Employee Savings Plan; deferred share balances resulting from an investment in the Company Stock Fund as defined in the Anadarko Petroleum Corporation Deferred Compensation Plan provided such balance is payable in shares; and unvested restricted stock and restricted stock units. For those officers of Anadarko who are also officers of WES and/or WGP, any WES and/or WGP equity they own is also included in the calculation to determine their compliance. Outstanding performance units and unexercised stock options are not included. If an officer does not satisfy the stock ownership requirements, he or she must retain all shares acquired on the vesting of equity awards or the exercise of stock options (net of exercise costs and taxes) until compliance is achieved. Because of our robust ownership levels, other than as described above we do not maintain separate holding requirements for our equity awards.

CLAWBACK POLICY

All awards granted under Anadarko’s 2012 Omnibus Plan are conditioned on repayment or forfeiture in accordance with applicable laws, Company policy, and any relevant provisions in the related award agreement. Each award agreement under the 2012 Omnibus Plan specifically provides that the awards are subject to forfeiture or repayment if the Company is required to prepare an accounting restatement due to material noncompliance of the Company with applicable rules as a result of misconduct. In addition, the 2012 Omnibus Plan provides that the Committee may specify in an award agreement or otherwise that a recipient’s rights, payment, and benefits with respect to the award shall be reduced, cancelled, forfeited or recouped upon the occurrence of certain specified events, including termination of employment for cause, violations of material Company policies, or other conduct by the recipient that is detrimental to the business or reputation of the Company.

REGULATORY REQUIREMENTS

Together with the Committee, the Company carefully reviews and takes into account current tax, accounting and securities regulations as they relate to the design of our compensation programs and related decisions.

Section 162(m) of the IRC limits a company’s ability to deduct compensation paid in excess of $1 million during any fiscal year to each of certain NEOs, unless the compensation is performance-based as defined under federal tax laws. The Committee reviews and considers the deductibility of our executive compensation programs; however, the Committee believes it is important to provide compensation that is not fully deductible when necessary to retain and motivate certain executive officers and when it is in the best interest of the Company and our stockholders.

The benefits payable under non-qualified plans for our executive officers and directors are unsecured obligations to pay. Assets to pay these benefits may be held under the Company’s Benefits Trust, which is subject to the claims of the general creditors of the Company.

CONCLUSION

We believe our executive compensation programs, together with the Committee’s oversight, are designed to pay for performance and enable us to attract, retain and motivate a strong leadership team. The programs provide executive officers with the necessary motivation to maximize the long-term operational and financial performance of the Company, while using sound financial controls and maintaining high standards of integrity. Especially in these complex and volatile times, we believe our executive compensation programs continue to align the executive officers’ interest, as well as the value they may ultimately realize, with the interests and returns of our stockholders.

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Executive Compensation

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation for the fiscal years ended December 31, 2015, 2014, and 2013 for our CEO, our Chief Financial Officer (CFO) and our three highest paid executive officers other than our CEO and CFO:

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(4)		All Other Compensation ($)(5)	Total ($)
R. A. Walker Chairman, President and Chief Executive Officer	2015	1,350,000	0	8,321,429	2,794,960	1,930,500	2,200,242		487,251	17,084,382
	2014	1,300,000	0	8,317,674	2,779,856	2,551,900	5,205,613		565,144	20,720,187
	2013	1,300,000	0	7,190,878	3,848,495	2,923,700	1,154,412		501,944	16,919,429

Robert G. Gwin Executive Vice President, Finance and Chief Financial Officer	2015	778,846	0	3,336,853	1,120,768	813,894	20,204		216,505	6,287,070
	2014	750,000	0	3,320,425	1,109,704	1,075,875	740,102		223,255	7,219,361
	2013	719,038	0	2,870,634	1,536,306	1,181,740	—	(6)	236,592	6,544,310

Robert P. Daniels Executive Vice President, International and Deepwater Exploration	2015	726,923	0	3,411,830	1,145,949	759,635	275,512		152,154	6,472,003
	2014	700,000	0	3,395,961	1,134,958	1,004,150	1,947,610		168,820	8,351,499
	2013	611,539	0	2,935,889	1,571,244	1,005,064	—	(6)	173,942	6,297,678

Robert K. Reeves Executive Vice President, Law and Chief Administrative Officer	2015	726,923	0	2,601,996	873,946	759,635	265,865		154,315	5,382,680
	2014	700,000	0	2,599,174	868,621	1,004,150	1,433,125		179,368	6,784,438
	2013	655,769	0	2,246,967	1,202,522	1,077,757	—	(6)	174,495	5,357,510

James J. Kleckner Executive Vice President, International and Deepwater Operations	2015	649,039	0	2,714,427	911,727	678,246	195,122		188,289	5,336,850

(1)	The amounts reflected in this column for 2015 include a total of 27 pay periods, rather than the usual 26, as a result of the Company’s payroll schedule for 2015. In most years, paying a bi-weekly pay schedule results in 26 pay periods. However, every 11 years, a 27th pay period occurs. The reported value does not represent any increase in base salary for any of the NEOs.

(2)	The amounts included in these columns represent the aggregate grant date fair value of the awards made to NEOs in 2015 computed in accordance with FASB ASC Topic 718, disregarding estimated forfeitures. The value ultimately realized by the NEOs upon the actual vesting of the award(s) or the exercise of the stock option(s) may or may not be equal to this determined value. For a discussion of valuation assumptions, see Note 19 — Share-Based Compensation of the Notes to Consolidated Financial Statements included under Item 8 in our Annual Report on Form 10-K for the year ended December 31, 2015. The values in the “Stock Awards” column represent the grant date fair values for both restricted stock unit and performance unit awards. The performance unit awards are subject to market conditions and have been valued based on the probable outcome of the market conditions as of the grant date.

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Executive Compensation

(3)	The amounts in this column reflect the incentive cash bonus awards for 2015 that were determined by the Compensation Committee and paid out in February 2016 pursuant to the Company’s AIP. These awards are discussed in further detail beginning on page 44.

(4)	The amounts in this column reflect the annual aggregate change in the actuarial present value of each NEO’s accumulated benefit, expressed as a lump sum, under the Company’s pension plans described in more detail beginning on page 65. The amounts reported in this column are not a current cash payment but represent the year-over-year change in the value of the NEO’s pension based on specified interest and discount rate assumptions for each year and include amounts that the NEO may not currently be entitled to receive because such amounts are not vested. The actual value of the pension will be determined at the time each NEO retires from the Company. The Company’s Deferred Compensation Plan does not provide for above-market or preferential earnings so no such amounts are included.

(5)	The amounts shown in this column are described further in the All Other Compensation Table below.

(6)	Messrs. Gwin, Daniels, and Reeves each had a negative change in pension value for 2013 as follows: Mr. Gwin — $(222,912); Mr. Daniels — $(1,157,927); and Mr. Reeves — $(198,775).

All Other Compensation Table for 2015

The following table describes each component of the “All Other Compensation” column for the fiscal year ended December 31, 2015 in the Summary Compensation Table:

Name	Personal Use of Aircraft ($)(1)	Payments by the Company to Employee 401(k) Plan and Savings Restoration Plan ($)	Club Membership Dues ($)(2)	Financial/ Tax/Estate Planning ($)	Excess Liability Insurance ($)	Other ($)(3)	Totals ($)
R. A. Walker(4)	201,912	240,114	34,489	5,710	1,675	3,351	487,251
Robert G. Gwin	43,493	122,360	28,135	15,425	1,675	5,417	216,505
Robert P. Daniels	3,137	115,403	16,514	15,425	1,675	0	152,154
Robert K. Reeves	15,437	115,403	16,920	4,880	1,675	0	154,315
James J. Kleckner	18,566	135,427	13,797	15,425	1,675	3,399	188,289

(1)	The amount reported above reflects the value of personal aircraft use for 2015. The value of personal aircraft use is based on the Company’s aggregate incremental direct operating costs, including cost of fuel, maintenance, landing and ramp fees, and other miscellaneous trip-related variable costs. Because the Company’s aircraft are used predominantly for business purposes, fixed costs, which do not change based on use of the aircraft, are excluded. The value of travel to board meetings for companies other than Anadarko or its affiliates and civic organizations for which the NEOs serve as directors is considered personal use and is included in the amount reported above. Compensation is imputed for personal use of our aircraft by the NEOs and their guests.

(2)	The amounts disclosed represent the payment of club membership fees. For those clubs not used exclusively for business, the entire amount has been included, although we believe that only a portion of this cost represents a perquisite.

(3)	The amounts disclosed represent reimbursements to the executive officer for the cost of an executive physical.

(4)	Mr. Walker has a personal usage limit of up to $300,000 that allows him to use Company aircraft for a limited amount of personal travel. To the extent his usage exceeds such amount, he is required to reimburse the Company pursuant to a time-sharing agreement.

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Executive Compensation

GRANTS OF PLAN-BASED AWARDS IN 2015

The Grants of Plan-Based Awards Table sets forth information concerning annual incentive awards, performance units, stock options, and restricted stock units granted or modified during 2015 for each of the NEOs as described below.

Non-Equity Incentive Plan Awards. Values disclosed reflect the estimated cash payouts under the Company’s AIP, as discussed on page 44, based on actual salaries earned in 2015. If threshold levels of performance are not met, the payout can be zero. If maximum levels of performance are achieved, the payout can be 200% of each NEO’s target. The amounts actually paid to the NEOs for 2015 are disclosed in the Summary Compensation Table in the “Non-Equity Incentive Plan Compensation” column.

Equity Incentive Plan Awards. Awards reported reflect performance units, as discussed beginning on page 48, which are denominated as an equivalent of one share of Company common stock and, if earned, are paid in cash. Executive officers may earn from 0% to 200% of the targeted award based on the Company’s relative TSR performance against a specified peer group over a three-year performance period. The threshold value reported represents the lowest earned amount, other than zero, based on a defined payout scale. Executive officers do not have voting rights with respect to performance units, and unless after a change of control the award has been converted into restricted stock units of the surviving company, no dividend equivalents are paid on the awards.

Stock Awards. Awards reported reflect restricted stock unit awards that vest pro-rata annually over three years, beginning with the first anniversary of the grant date. Dividend equivalents are reinvested in shares of the Company’s common stock and paid upon the applicable vesting of the underlying award. Awards are eligible to be voluntarily deferred.

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Executive Compensation

Stock option awards. Stock options vest pro-rata annually over three years, beginning with the first anniversary of the date of grant and have a term of seven years. The exercise price is not less than the market price on the date of grant and repricing of stock options to a lower exercise price is prohibited, unless approved by stockholders.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
R. A. Walker		0	1,755,000	3,510,000	—	—	—	—	—	—	—
	10/26/2015	—	—	—	—	—	—	—	154,615	69.00	2,794,960
	10/26/2015	—	—	—	—	—	—	40,209	—	—	2,774,421
	10/26/2015	—	—	—	31,019	77,548	155,096	—	—	—	5,547,008
Robert G. Gwin		0	739,904	1,479,807	—	—	—	—	—	—	—
	10/26/2015	—	—	—	—	—	—	—	62,000	69.00	1,120,768
	10/26/2015	—	—	—	—	—	—	16,124	—	—	1,112,556
	10/26/2015	—	—	—	12,438	31,096	62,192	—	—	—	2,224,297
Robert P. Daniels		0	690,577	1,381,154	—	—	—	—	—	—	—
	10/26/2015	—	—	—	—	—	—	—	63,393	69.00	1,145,949
	10/26/2015	—	—	—	—	—	—	16,486	—	—	1,137,534
	10/26/2015	—	—	—	12,718	31,795	63,590	—	—	—	2,274,296
Robert K. Reeves		0	690,577	1,381,154	—	—	—	—	—	—	—
	10/26/2015	—	—	—	—	—	—	—	48,346	69.00	873,946
	10/26/2015	—	—	—	—	—	—	12,573	—	—	867,537
	10/26/2015	—	—	—	9,699	24,248	48,496	—	—	—	1,734,459
James J. Kleckner		0	616,587	1,233,174	—	—	—	—	—	—	—
	10/26/2015	—	—	—	—	—	—	—	50,436	69.00	911,727
	10/26/2015	—	—	—	—	—	—	13,116	—	—	905,004
	10/26/2015	—	—	—	10,118	25,296	50,592	—	—	—	1,809,423

(1)	The amounts in the table were calculated based on the actual base salary earned during 2015, which amounts are slightly higher than each executive officer’s annualized base salary because there were 27 pay periods, rather than the usual 26, in 2015 as a result of the Company’s payroll schedule for 2015.

(2)	Unless otherwise noted, the amounts in this column reflect the aggregate grant date fair value of awards made to NEOs in 2015 computed in accordance with FASB ASC Topic 718, disregarding estimated forfeitures. The value ultimately realized by each NEO upon the actual vesting of the award(s) or exercise of the stock option(s) may or may not be equal to this determined value. For a discussion of the valuation assumptions, see Note 19 — Share-Based Compensation of the Notes to Consolidated Financial Statements included under Item 8 in our Annual Report on Form 10-K for the year ended December 31, 2015.

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Executive Compensation

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2015

The following table reflects outstanding stock option awards and unvested and unearned stock awards (both time-based and performance-contingent) as of December 31, 2015, assuming a market value of $48.58 per share (the closing stock price of the Company’s common stock on December 31, 2015).

	Option Awards(1)				Stock Awards(2)(3)
							Equity Incentive Plan Awards
					Restricted Stock/Units		Performance Units
					Number of Shares or Units of Stock That Have Not Vested(#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested(#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)
	Number of Securities Underlying Unexercised Options		Option Exercise Price($)	Option Expiration Date
Name	Exercisable(#)	Unexercisable(#)
R. A. Walker							12,361	600,497
					10,274	499,111	40,477	1,966,373
	72,700	0	65.44	11/10/2016	20,060	974,515	22,242	1,080,516
	85,189	0	63.34	11/9/2017	40,419	1,963,555	77,548	3,767,282
	87,076	0	83.95	11/8/2018
	52,511	0	66.38	5/15/2019
	169,600	0	70.70	11/5/2019
	98,919	49,459	92.02	11/6/2020
	39,335	78,670	93.51	11/6/2021
	0	154,615	69.00	10/26/2022
Robert G. Gwin					4,102	199,275	4,406	214,043
					8,007	388,980	16,158	784,956
					16,208	787,385	8,879	431,342
	66,200	0	34.95	3/1/2016			31,096	1,510,644
	47,200	0	65.44	11/10/2016
	54,256	0	63.34	11/9/2017
	52,196	0	83.95	11/8/2018
	60,447	0	70.70	11/5/2019
	39,488	19,744	92.02	11/6/2020
	15,703	31,404	93.51	11/6/2021
	0	62,000	69.00	10/26/2022
Robert P. Daniels							4,523	219,727
					4,195	203,793	16,526	802,833
	28,610	0	65.44	11/10/2016	8,189	397,822	9,081	441,155
	48,586	0	63.34	11/9/2017	16,572	805,068	31,795	1,544,601
	53,585	0	83.95	11/8/2018
	62,054	0	70.70	11/5/2019
	40,386	20,193	92.02	11/6/2020
	16,060	32,119	93.51	11/6/2021
	0	63,393	69.00	10/26/2022
Robert K. Reeves							3,449	167,552
					3,211	155,990	12,648	614,440
	36,700	0	65.44	11/10/2016	6,268	304,499	6,950	337,631
	42,469	0	63.34	11/9/2017	12,638	613,954	24,248	1,177,968
	40,856	0	83.95	11/8/2018
	47,316	0	70.70	11/5/2019
	30,909	15,454	92.02	11/6/2020
	12,291	24,582	93.51	11/6/2021
	0	48,346	69.00	10/26/2022
James J. Kleckner							2,248	109,208
					3,960	192,377	4,612	224,051
	14,032	0	65.44	11/10/2016	1,172	56,936	7,254	352,399
	17,527	0	63.34	11/9/2017	6,541	317,762	25,296	1,228,880
	19,090	0	83.95	11/8/2018	13,184	640,479
	30,837	0	70.70	11/5/2019
	21,784	10,892	86.90	6/6/2020
	11,273	5,636	92.02	11/6/2020
	12,828	25,654	93.51	11/6/2021
	0	50,436	69.00	10/26/2022

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Executive Compensation

(1)	The table below shows the vesting dates for the respective unexercisable stock options listed in the above Outstanding Equity Awards Table:

Vesting Date	Mr. Walker	Mr. Gwin	Mr. Daniels	Mr. Reeves	Mr. Kleckner
6/6/2016	—	—	—	—	10,892
10/26/2016	51,539	20,667	21,131	16,116	16,812
11/6/2016	49,459	19,744	20,193	15,454	5,636
11/6/2016	39,335	15,702	16,059	12,291	12,827
10/26/2017	51,538	20,666	21,131	16,115	16,812
11/6/2017	39,335	15,702	16,060	12,291	12,827
10/26/2018	51,538	20,667	21,131	16,115	16,812

(2)	The table below shows the vesting dates for the respective restricted stock units, including any dividend equivalents accrued but unvested, listed in the above Outstanding Equity Awards Table:

Vesting Date	Mr. Walker	Mr. Gwin	Mr. Daniels	Mr. Reeves	Mr. Kleckner
6/6/2016	—	—	—	—	3,960
10/26/2016	13,473	5,403	5,524	4,212	4,394
11/6/2016	10,274	4,102	4,195	3,211	1,172
11/6/2016	10,030	4,003	4,094	3,134	3,270
10/26/2017	13,473	5,402	5,524	4,213	4,395
11/6/2017	10,030	4,004	4,095	3,134	3,271
10/26/2018	13,473	5,403	5,524	4,213	4,395

(3)	The table below shows the performance periods for the respective performance units listed in the above Outstanding Equity Awards Table. The number of outstanding units and the estimated payout percentages disclosed for each award are calculated based on our relative performance ranking as of December 31, 2015 and are not necessarily indicative of what the payout percent earned will be at the end of the specified performance period. For awards that were granted in 2015 with performance periods beginning in 2016, target payout has been assumed.

Performance Period	Performance to Date Payout	Mr. Walker	Mr. Gwin	Mr. Daniels	Mr. Reeves	Mr. Kleckner
1/1/2013 to 12/31/2015	72%	12,361	4,406	4,523	3,449	2,248
1/1/2014 to 12/31/2015	92%	20,238	8,079	8,263	6,324	2,306
1/1/2014 to 12/31/2016	92%	20,239	8,079	8,263	6,324	2,306
1/1/2015 to 12/31/2017	40%	22,242	8,879	9,081	6,950	7,254
1/1/2016 to 12/31/2018	100%	77,548	31,096	31,795	24,248	25,296

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Executive Compensation

OPTION EXERCISES AND STOCK VESTED IN 2015

The following table provides information about the aggregate dollar value realized during 2015 by the NEOs for Anadarko awards, including option exercises, vesting of restricted stock units and performance unit payouts.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)(1)	Number of Shares Acquired on Vesting(#)(2)	Value Realized on Vesting($)(1)
R. A. Walker	0	0	71,663	5,406,094
Robert G. Gwin(3)	78,600	2,668,470	22,998	1,694,600
Robert P. Daniels(4)	69,290	2,785,298	23,578	1,737,502
Robert K. Reeves(5)	115,300	4,067,784	18,001	1,326,416
James J. Kleckner(6)	29,800	1,084,124	15,564	1,184,476

(1)	The value realized reflects the taxable value to the NEO as of the date of the option exercise, vesting of restricted stock units, or payment of performance unit awards.

(2)	The numbers disclosed include restricted stock units and performance unit awards paid in shares and cash, respectively, for which restrictions lapsed during 2015.

(3)	Mr. Gwin’s value includes the exercise of expiring stock options purchased with shares of Company common stock previously held by Mr. Gwin. On October 7, 2015, Mr. Gwin transferred 56,192 shares of Company common stock to the Company (based on the applicable stock price of $69.13) as consideration for the exercise price and applicable tax withholding.

(4)	Mr. Daniels’s value includes the exercise of expiring stock options purchased with shares of Company common stock previously held by Mr. Daniels. On October 14, 2015 and October 15, 2015, respectively, Mr. Daniels transferred 10,870 and 10,786 shares of Company common stock to the Company (based on the applicable stock prices of $71.57 and $72.95) as consideration for the exercise price and applicable tax withholding.

(5)	Mr. Reeves’s value includes the exercise of expiring stock options purchased with shares of Company common stock previously held by Mr. Reeves. On October 6, 2015 and October 8, 2015, respectively, Mr. Reeves transferred 41,338 and 40,469 shares of Company common stock to the Company (based on the applicable stock prices of $68.63 and $72.29) as consideration for the exercise price and applicable tax withholding.

(6)	Mr. Kleckner’s value includes the exercise of expiring stock options purchased with shares of Company common stock previously held by Mr. Kleckner. On October 21, 2015, Mr. Kleckner transferred 21,005 shares of Company common stock to the Company (based on the applicable stock price of $71.56) as consideration for the exercise price and applicable tax withholding.

PENSION BENEFITS FOR 2015

The Company maintains the Anadarko Retirement Plan (the APC Retirement Plan) and the Kerr-McGee Corporation Retirement Plan (the KMG Retirement Plan), both of which are funded tax-qualified defined benefit pension plans. In addition, the Company maintains the Anadarko Retirement Restoration Plan, or the APC Retirement Restoration Plan, and the Kerr-McGee Benefits Restoration Plan, or the KMG Restoration Plan, both of which are unfunded, non-qualified pension benefit plans that are designed to provide for supplementary pension benefits due to limitations imposed by the IRC that restrict the amount of benefits payable under tax-qualified plans.

APC Retirement Plan and APC Retirement Restoration Plan

The APC Retirement Plan covers all U.S.-based Anadarko employees, except for legacy Kerr-McGee employees. The APC Retirement Restoration Plan covers certain U.S.-based Anadarko

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Executive Compensation

employees, except for legacy Kerr-McGee employees, who are affected by certain IRC limitations. For those employees hired prior to January 1, 2007, which includes all of the NEOs, benefits under these plans are based upon the employee’s years of service and the average monthly earnings during the 36 highest paid consecutive months of the last 120 months of employment with the Company.

The APC Retirement Plan and the APC Retirement Restoration Plan (collectively, APC Retirement Plans) do not require contributions by employees. An employee becomes vested in his or her benefit at the completion of three years of service. Compensation covered by the APC Retirement Plans consists of base salary and payments under the AIP. The maximum amount of compensation for 2015 that may be considered in calculating benefits under the APC Retirement Plan was $265,000 due to the annual IRC limitation. Compensation in excess of $265,000 was recognized in determining benefits payable under the APC Retirement Restoration Plan.

For employees hired prior to January 1, 2007, benefits under the APC Retirement Plans are calculated as a life-only annuity (meaning that benefits end upon the participant’s death) and are equal to the sum of the following:

•	1.4% x average compensation x years of service with the Company; plus

•	0.4% x (average compensation - covered compensation) x years of service with the Company (limited to 35 years).

Covered compensation is the average (without indexing) of the Social Security taxable wage base during the 35-year period ending with the last day of the year in which an individual reaches Social Security retirement age. Benefits are calculated based on a normal retirement age of 65; however, employees may receive a reduced early retirement benefit as early as age 55. Employees may choose to receive their benefits under several different forms provided under the APC Retirement Plan. Employees receive their benefits from the APC Retirement Restoration Plan in the form of a lump-sum payment.

As of December 31, 2015, Messrs. Walker, Daniels and Reeves were the only NEOs eligible for early retirement under the APC Retirement Plans. Early retirement benefits are calculated using the formula described above; however, the value is multiplied by an early retirement reduction factor as follows:

Age	Early Retirement Factor
62 and older	100%
61	97%
60	94%
59	91%
58	88%
57	85%
56	82%
55	79%

KMG Retirement Plan and KMG Restoration Plan

The KMG Retirement Plan covers all U.S.-based, legacy Kerr-McGee employees who have not incurred a break in service of greater than one year since the date Kerr-McGee was acquired by Anadarko. The KMG Restoration Plan covers certain legacy Kerr-McGee U.S.-based employees that are affected by the IRC limitations. Benefits under these plans are based upon the employee’s years of

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Executive Compensation

service and the average monthly earnings during the 36 highest paid consecutive months of the last 120 months of employment.

The KMG Retirement Plan and the KMG Restoration Plan (collectively, KMG Retirement Plans) do not require contributions by employees. An employee becomes vested in his or her benefit at the completion of three years of service. Compensation covered by the KMG Retirement Plans includes base salary and payments under the AIP. The maximum amount of compensation for 2015 that may be considered in calculating benefits under the KMG Retirement Plan was $265,000 due to the annual IRC limitation. Compensation in excess of $265,000 was recognized in determining benefits payable under the KMG Restoration Plan.

Benefits under the KMG Retirement Plans are calculated as a life-only annuity for single participants, and a joint and 50% contingent annuity for married participants who are eligible for retirement. Benefits under this plan are equal to the sum of Part A and Part B:

Part A:

•	1.1% x average compensation x years of service prior to March 1, 1999; plus

•	0.5% x (average compensation - covered compensation) x years of service prior to March 1, 1999 (limited to 35 years).

Part B:

•	1.667% x average compensation x years of service on or after March 1, 1999 (limited to 30 years); plus

•	0.75% x average compensation x years of service on or after March 1, 1999 in excess of 30 years; less

•	1% x primary Social Security benefit x years of service on or after March 1, 1999 as of age 65 (limited to 30 years) x (years of service on or after March 1, 1999 divided by years of service on or after March 1, 1999 at age 65).

Covered compensation is the average (without indexing) of the Social Security taxable wage base during the 35-year period ending with the last day of the year in which an individual reaches Social Security retirement age. Benefits are calculated based on a normal retirement age of 65; however, employees may receive a reduced early retirement benefit as early as age 52. Employees may choose to receive their benefits under several different forms provided under the KMG Retirement Plan. Employees receive their benefits from the KMG Restoration Plan in the form of a lump-sum payment.

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Executive Compensation

Mr. Kleckner is eligible for early retirement under the KMG Retirement Plan. Early retirement benefits under the KMG Retirement Plans are calculated using the formula described above, however, the value is multiplied by an early retirement reduction factor as follows:

	First Formula Percentage of Normal Retirement Age Benefit Payable (Age Reductions for Benefits Earned Before March 1, 1999)		Second Formula Percentage of Normal Retirement Age Benefit Payable (Age Reductions for Benefits Earned On or After March 1, 1999)
Age Benefit Payments Start	Part A	Part B
62 and older	100%	100%	100%
61	100%	95%	100%
60	100%	90%	100%
59	95%	85%	95%
58	90%	80%	90%
57	85%	75%	85%
56	80%	67.5%	80%
55	75%	60%	75%
54	70%	55%	70%
53	65%	50%	65%
52	60%	45%	60%

As of December 31, 2011, recognizing the high percentage of employees eligible to retire and based upon a recommendation from the Compensation Committee, the Board provided legacy participants in both the APC and KMG Retirement Plans a one-time option to either (1) continue to accrue benefits as outlined above (Option 1) or (2) accrue future benefits under the PWA using the same cash balance formula as employees hired on or after January 1, 2007 (Option 2). This one-time election was designed to increase employee retention by minimizing the impact of interest rate fluctuations on early retirement decisions and to accelerate the migration of employees into the PWA. For participants electing Option 2, the above formulae were modified such that:

•	Future accruals consist of pay credits (outlined in the table below, with points equal to the sum of age and years of service) and interest credits;

•	Consistent with the treatment of employees hired on or after January 1, 2007, Anadarko will make an additional contribution each year to the Employee Savings Plan (and/or the Savings Restoration Plan, to the extent required) of four percent of eligible compensation;

•	Service and average compensation used in determining benefits under the above final average pay formulae were frozen as of December 31, 2011;

•	If retirement eligible on or before December 31, 2012, the lump sum interest rate used in determining the lump sum value of pre-2012 accruals would be no greater than 3.18%; and

•	If not retirement eligible on or before December 31, 2012, the lump sum interest rate used in determining the lump sum value of pre-2012 accruals would be no greater than the rate in effect on the date the participant first becomes eligible for early retirement.

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Executive Compensation

Messrs. Walker, Gwin, Daniels, and Reeves chose to continue receiving benefits under Option 1. Mr. Kleckner chose to accrue benefits under the PWA beginning in 2012, according to Option 2. The current pay credits provided under the PWA (expressed as a percentage of eligible compensation) are as follows:

Points	Pay Credit
80 or more	13%
70	11%
60	9%
50	7%
40	6%
Less than 40	5%

The present values provided in the table below are based on the pension benefits accrued through December 31, 2015, assuming that such benefit is paid in the same form as reflected in the accounting valuation. The benefits are assumed to commence at the specified plan’s earliest unreduced retirement age, which is age 62 for those NEOs under the APC Retirement Plans and age 60 for Mr. Kleckner under the KMG Retirement Plans. All pre-retirement decrements such as pre-retirement mortality and terminations have been ignored for the purposes of these calculations. The interest rate used for discounting payments back to December 31, 2015, is 4.75% in both the APC Retirement Restoration Plan and the APC Retirement Plan; and 4.50% in both the KMG Restoration Plan and the KMG Retirement Plan, consistent with the discount rates used in the accounting valuation. The long-term interest rate used for converting the benefit to a lump-sum form of payment is set at 100 basis points less than the discount rate, but not less than the most recently published 30-year Treasury rate. Lump sums for NEOs who have locked in or will lock in a known interest rate pursuant to Option 2 (PWA) choice are valued using such lock-in rate. The interest rates used for calculating the values below are 3.75% in both the APC Retirement Restoration Plan and the APC Retirement Plan; and 3.50% in both the KMG Restoration Plan and the KMG Retirement Plan.

PENSION BENEFITS

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During 2015 ($)
R. A. Walker(1)	APC Retirement Plan	10.000	531,177	0
	APC Retirement Restoration Plan	18.000	14,932,514	0
Robert G. Gwin	APC Retirement Plan	10.000	393,526	0
	APC Retirement Restoration Plan	10.000	2,453,894	0
Robert P. Daniels	APC Retirement Plan	30.000	1,452,798	0
	APC Retirement Restoration Plan	30.000	8,614,247	0
Robert K. Reeves(1)	APC Retirement Plan	12.000	613,233	0
	APC Retirement Restoration Plan	17.000	5,561,090	0
James J. Kleckner	KMG Retirement Plan	34.333	1,879,838	0
	KMG Restoration Plan	34.333	7,174,386	0

(1)

The value of Messrs. Walker’s and Reeves’s APC Retirement Restoration benefit in the table includes the effect of the additional pension service credits equal to eight and five years of credited service, respectively, provided in 2007 to recognize that they were mid-career hires that we would like to retain for the remainder

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Executive Compensation

of their careers. Providing them additional service credits recognized a portion of their prior industry and service years, which directly benefits us and our stockholders. Messrs. Walker and Reeves vested in these additional pension service credits on February 20, 2012 and December 12, 2012, respectively. Messrs. Walker’s and Reeves’s total pension values as of December 31, 2015, excluding these additional pension service credits are $8,059,763 and $3,745,113, respectively.

NON-QUALIFIED DEFERRED COMPENSATION FOR 2015

The Company maintains a Deferred Compensation Plan for certain employees, including the NEOs. Under this Plan, certain employees may voluntarily defer receipt of up to 75% of their salary and/or up to 100% of their AIP payments. The Company does not match these deferred amounts. In general, deferred amounts are distributed to the participant upon separation from service or at a specific date as elected by the participant. At the time deferral elections are made, participants also elect to receive their distributions in either lump-sum or annual installments not exceeding 15 years.

Due to IRC limitations that restrict the amount of benefits payable under the tax-qualified 401(k) Plan, the Company sponsors a non-qualified Savings Restoration Plan. The Savings Restoration Plan accrues a benefit equal to the excess, if any, of Company matching and PWA contributions that would have been allocated to a participant’s 401(k) Plan account each year without regard to IRC limitations over amounts that were, in fact, allocated to a participant’s account. After a participant reaches the IRC limitations under the 401(k) Plan, the Company makes contributions on their behalf up to the six-percent match on eligible compensation they would have otherwise been entitled to receive under the 401(k) Plan and, if applicable, an additional four percent of eligible compensation for PWA participants. Eligible compensation includes base salary and AIP bonus payments. In general, deferred amounts are distributed to the participant in lump-sum upon separation from service.

Both the Deferred Compensation Plan and the Savings Restoration Plan permit participants to allocate the deferred amounts among a group of notional accounts that mirror the gains and/or losses of various investment funds provided in the 401(k) Plan (but excluding the Company stock fund). These notional accounts do not provide for above-market or preferential earnings. Each participant directs investments of the individual accounts set up for the participant under the plans and may make changes in the investments as often as daily. Since each executive officer chooses the investment vehicle or vehicles (including a selection of funds ranging from fixed income to emerging markets, as well as other equity, debt and mixed investment strategies in between) and may change their allocations from time to time, the return on the investment will depend on how well each underlying investment fund performed during the time the executive officer chose it as an investment vehicle. The aggregate performance of such investment is reflected in the “Aggregate Earnings/Losses in 2015” column.

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Executive Compensation

Executive officers were given the opportunity to make voluntary deferral elections for all of their annual restricted stock unit and performance unit awards granted under the Company’s 1999 Stock Incentive Plan and the 2008 and 2012 Omnibus Plans. Any earnings and/or losses attributable to the deferred shares otherwise payable under these awards are based on the performance of the Company’s stock over the deferral period. In general, deferred awards are distributed to the participant, in the form of Company common stock or cash, as designated by the Compensation Committee at the time of grant, upon termination or at a specific date as elected by the participant. The Company does not subsidize or match any deferrals of compensation into these plans.

Name	Executive Contributions in 2015 ($)	Company Contributions in 2015 ($)	Aggregate Earnings/(Losses) in 2015 ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at End of 2015 ($)
R. A. Walker
Deferred Compensation Plan	0	0	0	0	0
Savings Restoration Plan(1)	0	222,114	(7,223)	0	1,527,110
1999 Stock Incentive Plan	0	0	0	0	0
2008 Omnibus Plan	0	0	0	0	0
2012 Omnibus Plan	0	0	0	0	0
Robert G. Gwin
Deferred Compensation Plan	0	0	0	0	0
Savings Restoration Plan(1)	0	104,360	(44,137)	0	925,805
1999 Stock Incentive Plan	0	0	0	0	0
2008 Omnibus Plan	0	0	0	0	0
2012 Omnibus Plan	0	0	0	0	0
Robert P. Daniels
Deferred Compensation Plan(2)	0	0	(13,214)	0	2,131,055
Savings Restoration Plan(1)	0	97,403	(1,617)	0	841,828
1999 Stock Incentive Plan	0	0	0	0	0
2008 Omnibus Plan	0	0	0	0	0
2012 Omnibus Plan	0	0	0	0	0
Robert K. Reeves
Deferred Compensation Plan	0	0	0	0	0
Savings Restoration Plan(1)	0	97,403	(2,035)	0	972,918
1999 Stock Incentive Plan	0	0	0	0	0
2008 Omnibus Plan	0	0	0	0	0
2012 Omnibus Plan	0	0	0	0	0
James J. Kleckner
Deferred Compensation Plan	0	0	(2,781)	0	276,539
Savings Restoration Plan(1)	0	135,427	(3,651)	0	701,661
1999 Stock Incentive Plan	0	0	0	0	0
2008 Omnibus Plan	0	0	0	0	0
2012 Omnibus Plan	0	0	0	0	0

(1)	Company contributions in the Savings Restoration Plan are reported in the Summary Compensation Table for each of the NEOs under the “All Other Compensation” column for the fiscal year 2015. The Savings Restoration Plan Aggregate Balance includes amounts reported in the “All Other Compensation” column of the Summary Compensation Table for 2015 as well as amounts previously reported in prior Summary Compensation Tables. The amounts currently or previously reported in the Summary Compensation Table for each NEO are as follows: Mr. Walker — $1,236,323; Mr. Gwin — $572,426; Mr. Daniels — $595,576; Mr. Reeves — $585,014; and Mr. Kleckner — $135,427.

(2)	Mr. Daniels’s balance in the Deferred Compensation Plan includes $366,203 previously reported in prior Summary Compensation Tables.

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Executive Compensation

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The following tables reflect potential payments to our NEOs under existing contracts, agreements, plans or arrangements, whether written or unwritten, for various scenarios involving a change of control or termination of employment of each NEO, assuming a termination date of December 31, 2015, and, where applicable, using the closing price of our common stock of $48.58 (as reported on the NYSE as of December 31, 2015).

The following are general definitions that apply to the termination scenarios detailed below. These definitions have been summarized and are qualified in their entirety by the full text of the applicable plans or agreements to which our NEOs are parties.

Involuntary Termination is generally defined as any termination that does not result from the following termination events: resignation; retirement; for cause; death; qualifying disability; extended leave of absence; continued failure to perform duties or responsibilities; a termination in connection with any corporate sale transaction where continued employment is available; or a termination if the NEO is eligible to receive benefits from a Key Employee Change-of-Control Contract, or under an employment or severance agreement.

For Cause is generally defined as the following:

•	the willful and continued failure of the executive officer to perform substantially the executive officer’s duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness) or material breach of any material provision in an employment agreement (if applicable), after written demand for substantial performance is delivered to the executive officer by the Board or the CEO of the Company which specifically identifies the manner in which the Board or CEO believes that the executive officer has not substantially performed the executive officer’s duties; or

•	the willful engaging by the executive officer in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

A Change of Control is generally defined as any one of the following occurrences:

•	any individual, entity or group acquires beneficial ownership of 20% or more of either the outstanding shares of our common stock or our combined voting power;

•	individuals who constitute the Board (as of the date of either a given change-of-control contract or an award agreement under our equity plans, as applicable) cease to constitute a majority of the Board, provided that an individual whose election or nomination as a director is approved by a vote of at least a majority of the directors as of the date of either the change-of-control contract or an award agreement under our equity plans, as applicable, will be deemed a member of the incumbent Board;

•	a reorganization, merger or consolidation or sale or other disposition of all or substantially all of our assets or the acquisition of assets of another entity, unless following the business combination,

–	all or substantially all of the beneficial owners of our outstanding common stock prior to the business combination own more than 60% of the outstanding common stock of the corporation resulting from the business combination;

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Executive Compensation

–	no person, entity or group owns 20% or more of the outstanding voting securities of the corporation resulting from the business combination; and

–	at least a majority of the board of the corporation resulting from the business combination were members of our Board prior to the business combination; or

•	approval by our stockholders of our complete liquidation or dissolution.

Good Reason is generally defined as any one of the following occurrences within three years of a Change of Control:

•	diminution in the executive officer’s position, authority, duties or responsibilities that were effective immediately prior to the Change of Control, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the executive officer;

•	any failure by the Company to provide compensation to the executive officer at levels that were effective immediately prior to the Change of Control, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the executive officer;

•	any material change in the location, as defined in the applicable agreement, where the executive officer was employed immediately preceding the Change of Control, or the Company requiring the executive officer to travel on Company business to a substantially greater extent than required immediately prior to the Change of Control;

•	any termination by the executive officer for any reason during the 30-day period immediately following the first anniversary of a Change of Control (such occurrence is not part of the good reason definition under Mr. Walker’s Severance Agreement);

•	any purported termination by the Company of the executive officer’s employment otherwise than as expressly permitted in their Change-of-Control, Employment or Severance Agreement; or

•	any failure by the Company to require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to assume the terms provided in the executive officer’s Change-of-Control or Employment or Severance Agreement.

In February 2011, the Compensation Committee eliminated on a prospective basis the Good Reason provision allowing an executive officer to terminate for any reason during the 30-day period immediately following the first anniversary of a Change of Control for all key employee change-of-control contracts executed with any newly appointed and/or newly hired senior executive officers who are not otherwise subject to an existing agreement. Mr. Walker’s Severance Agreement also excludes this modified single-trigger provision.

Disability is generally defined as the absence of the executive officer from his or her duties with the Company on a full-time basis for 180 business days as a result of incapacity due to mental or physical illness that is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the executive officer or the executive officer’s legal representative.

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Executive Compensation

Additional details of the post-termination arrangements can be found beginning on page 54.

Involuntary For Cause Termination

	Mr. Walker($)	Mr. Gwin($)	Mr. Daniels($)	Mr. Reeves($)	Mr. Kleckner($)
Cash Severance	0	0	0	0	0
Total	0	0	0	0	0

Voluntary Termination (Including Retirement)
	Mr. Walker($)(1)	Mr. Gwin($)	Mr. Daniels($)(1)	Mr. Reeves($)(1)	Mr. Kleckner($)(1)
Prorated Portion of Performance Unit Awards(2)	1,015,655	0	414,680	317,366	192,158
Total	1,015,655	0	414,680	317,366	192,158

(1)	As of December 31, 2015, Messrs. Walker, Daniels, Reeves and Kleckner were eligible for retirement.

(2)	Under the terms of the performance unit agreements, retirement-eligible participants receive a prorated payout, paid after the end of the performance period, based on actual performance and the number of months worked during the performance period. Messrs. Walker’s, Daniels’s, Reeves’s and Kleckner’s values reflect an estimated payout based on performance to date through December 31, 2015, which is not indicative of the payout they will receive at the end of the performance period based on actual performance.

Involuntary Not For Cause Termination

	Mr. Walker($)	Mr. Gwin($)	Mr. Daniels($)	Mr. Reeves($)	Mr. Kleckner($)
Cash Severance(1)	5,980,000	2,212,500	2,065,000	2,065,000	1,843,750
Pro-rata AIP Bonus(2)	1,930,500	813,894	759,635	759,635	678,246
Accelerated Equity Compensation(3)	9,268,213	3,710,134	3,793,886	2,897,286	2,900,859
Retirement Restoration Plan Benefits(4)	0	0	0	0	1,034,789
Health and Welfare Benefits(5)	181,987	83,988	117,313	97,035	73,393
Total	17,360,700	6,820,516	6,735,834	5,818,956	6,531,037

(1)	Mr. Walker’s value assumes two times the sum of his base salary in effect at the end of 2015 plus his target AIP bonus (with his target AIP calculated based on his salary in effect at the beginning of the year); all other NEO values assume two times base salary plus one times target AIP bonus, in each case calculated based on the NEO’s base salary in effect at the end of 2015.

(2)	All payments, if provided, will be paid at the end of the performance period following the Compensation Committee’s certification of corporate performance. All NEO values in the table are based on base salary earnings for the year and reflect the actual bonuses awarded under the Company’s 2015 AIP as discussed on page 47.

(3)	Reflects the in-the-money value of unvested stock options, the estimated current value of unvested performance units (based on performance as of December 31, 2015) and the value of unvested restricted stock units, all as of December 31, 2015. In the event of an involuntary termination, unvested performance units would be paid after the end of the applicable performance periods based on actual performance.

(4)

Reflects the lump-sum present value of additional benefits related to the Company’s supplemental pension benefits which are contingent upon the termination event. All values include special pension credits, provided through an employment agreement, retention agreement, the APC Retirement Restoration Plan or the KMG Restoration Plan, respectively. On a case-by-case basis, the Compensation Committee may approve a special retirement benefit enhancement that is equivalent to the additional supplemental pension benefits

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Executive Compensation

that would have accrued assuming they were eligible for subsidized early retirement benefits. Messrs. Walker, Daniels, Reeves and Kleckner are not eligible for this supplemental benefit because they were eligible for early retirement as of December 31, 2015. If the Compensation Committee were to have approved this special benefit for the other NEOs, the incremental value as of December 31, 2015, to the Retirement Restoration Plan benefits disclosed above would have been $1,319,773 for Mr. Gwin.

(5)	Reflects the value of a total of 24 months of health and welfare benefit coverage. All amounts are present values determined in accordance with FASB ASC Topic 715.

Change of Control: Involuntary Termination or Voluntary Termination For Good Reason

	Mr. Walker($)	Mr. Gwin($)	Mr. Daniels($)	Mr. Reeves($)	Mr. Kleckner($)
Cash Severance(1)	10,094,500	5,602,046	4,944,686	5,155,495	4,136,528
Pro-rata AIP Bonus(2)	1,930,500	813,894	759,635	759,635	678,246
Accelerated Equity Compensation(3)	9,268,213	3,710,134	3,793,886	2,897,286	2,900,859
Retirement Restoration Plan Benefits(4)	2,260,730	2,829,972	866,348	911,876	1,034,789
Nonqualified Deferred Compensation(5)	693,180	328,658	306,747	306,747	427,917
Health and Welfare Benefits(6)	286,309	133,181	176,131	162,181	121,848
Outplacement Assistance	30,000	30,000	30,000	30,000	30,000
Financial Counseling(7)	0	46,892	46,892	46,892	46,892
Excise Tax and Gross-Up(8)	N/A	0	0	0	3,131,705
Best-of-Net Tax Adjustment(9)	0	N/A	N/A	N/A	N/A
Total	24,563,432	13,494,777	10,924,325	10,270,112	12,508,784

(1)	Mr. Walker’s value assumes 2.5 times the sum of his base salary in effect at the end of 2015 plus the average of his two prior AIP bonus awards; all other NEO values assume 2.9 times the sum of base salary plus the highest AIP bonus paid in the past three years.

(2)	Mr. Walker’s value assumes payment of a pro-rata AIP bonus based on his target AIP bonus percentage in effect for the year of termination, his base salary in effect at the beginning of the year and the Company’s actual performance under the Company’s 2015 AIP; all other NEO values assume the full-year equivalent of the highest annual AIP bonus the officer received over the past three years.

(3)	Includes the in-the-money value of unvested stock options, the value of unvested restricted stock units and the estimated current value of unvested performance units, all as of December 31, 2015. Upon a Change of Control, the value of any outstanding performance units would be calculated based on the Company’s TSR performance and the price of the Company’s Common Stock at the time of the Change of Control and converted into restricted stock units of the surviving company. In the event of an involuntary not for cause or voluntary for good reason termination within two years following a Change of Control, the units will generally be paid on the first business day that is at least six months and one day following the separation from service. In the event of an involuntary not for cause or voluntary for good reason termination that is more than two years following a Change of Control, the units will be paid at the end of the performance period. For performance units payable based on actual performance, current values reflect performance to date estimates as of December 31, 2015.

(4)	Reflects the lump-sum present value of additional benefits related to the Company’s supplemental pension benefits which are contingent upon the termination event. For Mr. Gwin, who as of December 31, 2015 was not retirement eligible, the values include a special retirement benefit enhancement that is equivalent to the additional supplemental pension benefits that would have accrued assuming the NEOs were eligible for subsidized early retirement benefits. All values include special pension credits, provided through an employment agreement, retention agreement, the APC Retirement Restoration Plan, the KMG Restoration Plan or a key employee change-of-control contract, respectively.

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Executive Compensation

(5)	Includes the value of an additional three years of employer contributions into the Savings Restoration Plan based on each officer’s current contribution rate to the Plan.

(6)	Values represent 36 months of health and welfare benefit coverage. All amounts are present values determined in accordance with FASB ASC Topic 715.

(7)	Values reflect the cost of continuation of financial counseling services for three years after termination. Per the terms of Mr. Walker’s Severance Agreement, he is not eligible for post-termination financial counseling benefits.

(8)	Values estimate the total payment required to make each executive officer whole for the 20% excise tax imposed by IRC Section 4999. Mr. Walker is not eligible for this excise tax gross-up benefit per the terms of his Severance Agreement.

(9)	Reflects the aggregate impact of the best-of-net tax adjustment as prescribed under Mr. Walker’s Severance Agreement (as discussed on page 56).

Disability

	Mr. Walker($)	Mr. Gwin($)	Mr. Daniels($)	Mr. Reeves($)	Mr. Kleckner($)
Cash Severance	0	0	0	0	0
Pro-rata AIP Bonus(1)	1,690,000	712,500	665,000	665,000	593,750
Accelerated Equity Compensation(2)	9,268,213	3,710,134	3,793,886	2,897,286	2,900,859
Health and Welfare Benefits(3)	466,627	274,980	209,294	191,376	166,606
Total	11,424,840	4,697,614	4,668,180	3,753,622	3,661,215

(1)	Represents payment of a pro-rata target AIP bonus based on target bonus percentages effective for the 2015 AIP and eligible earnings as of December 31, 2015.

(2)	Includes the in-the-money value of unvested stock options, the value of unvested restricted stock units and the estimated current value of unvested performance units, all as of December 31, 2015. Performance units would be paid after the end of the applicable performance period, based on actual performance. For performance units payable based on actual performance, current values reflect performance to date estimates as of December 31, 2015.

(3)	Reflects the cost of the continuation of additional death benefit coverage provided to executive officers of the Company until age 65. All amounts are present values determined in accordance with FASB ASC Topic 715.

Death

	Mr. Walker($)	Mr. Gwin($)	Mr. Daniels($)	Mr. Reeves($)	Mr. Kleckner($)
Cash Severance	0	0	0	0	0
Pro-rata AIP Bonus(1)	1,690,000	712,500	665,000	665,000	593,750
Accelerated Equity Compensation(2)	10,974,513	4,391,292	4,490,541	3,430,477	3,439,173
Life Insurance Proceeds(3)	6,373,816	2,583,979	2,411,714	2,411,714	2,153,316
Total	19,038,329	7,687,771	7,567,255	6,507,191	6,186,239

(1)	Represents payment of a pro-rata target AIP bonus based on target bonus percentages effective for the 2015 AIP and eligible earnings as of December 31, 2015.

(2)	Includes the in-the-money value of unvested stock options, the target value of unvested performance units, and the value of unvested restricted stock units, all as of December 31, 2015.

(3)	Includes amounts payable under additional death benefits provided to executive officers and other key employees of the Company. These liabilities are not insured, but are self-funded by the Company. Proceeds are not exempt from federal taxes; values shown include an additional tax gross-up amount to equate benefits with nontaxable life insurance proceeds. Values exclude death benefit proceeds from programs available to all employees.

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Executive Compensation

In addition to the benefits outlined above for each termination scenario, each of the NEOs would be paid following termination for any reason, the following vested amounts under our nonqualified benefit programs, which have been previously earned but not paid:

	Mr. Walker($)	Mr. Gwin($)	Mr. Daniels($)	Mr. Reeves($)	Mr. Kleckner($)
Retirement Restoration Plan Benefits(1)	18,489,864	2,459,122	11,443,800	7,106,317	7,556,192
Non-Qualified Deferred Compensation(2)	1,527,110	925,805	2,972,883	972,918	978,200
Health and Welfare Benefits(3)	0	0	340,570	0	0
Total	20,016,974	3,384,927	14,757,253	8,079,235	8,534,392

(1)	Reflects the lump-sum present value of vested benefits related to the Company’s supplemental pension benefits.

(2)	Reflects the combined vested balances in the non-qualified Savings Restoration Plan and Deferred Compensation Plan.

(3)	Values shown for Mr. Daniels reflect the value of his retiree death benefit in the Management Life Insurance Plan (MLIP). The MLIP provides for a retiree death benefit equal to one times final base salary. This retiree death benefit is only applicable to participants who were employed by the Company on June 30, 2003. Therefore, this benefit is only applicable to Mr. Daniels.

77

Transactions with Related Persons

The Company recognizes that related-person transactions can present potential or actual conflicts of interest and it is the Company’s preference that related-person transactions are avoided as a general matter. However, the Company also recognizes that there are situations, including certain transactions negotiated on an arm’s length basis, where related-person transactions may be in, or may not be inconsistent with, the best interest of the Company and our stockholders. Therefore, the Company has written procedures for the approval, ratification and review of ongoing related-person transactions. Either the Board’s Governance and Risk Committee or the full Board (as determined by the Governance and Risk Committee) will review, ratify or approve, as necessary, any related-person transactions prior to the transaction being entered into, or ratify any related-person transactions that have not been previously approved, in which a director, five-percent owner, executive officer or immediate family member of any such person has a material interest, and where the transaction is in an amount in excess of $120,000, either individually or in the aggregate of several transactions during any calendar year. This review typically occurs in connection with regularly scheduled Board meetings.

In addition to those matters described above, the Governance and Risk Committee has approved in advance the following categories of related-person transactions: (i) the rates and terms involved in such transactions where the Company’s standard rates and terms for such transactions apply; and (ii) the hiring of a related person (including immediate family members) as an employee of the Company (but not an officer), provided that total annual compensation (meaning base salary, annual incentive bonus and other amounts to be reported on a W-2) does not exceed $120,000.

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Independent Auditor

ITEM 2 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITOR

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the independent auditor employed by the Company and establishes guidelines for the retention of the independent auditor for any permissible services. In performing these responsibilities, among other things, the Audit Committee (1) reviews the qualifications, performance and independence of the independent auditor, (2) reviews and evaluates the lead partner of the independent auditor having primary responsibility for the Company’s audit and ensures the rotation of such partners as required by law, and (3) considers whether the audit firm should be rotated in order to maintain the independence between the independent auditor and the Company.

The Audit Committee has appointed KPMG LLP, an independent registered public accounting firm, to audit the Company’s consolidated financial statements for 2016. The Board believes that the continued retention of KPMG LLP to serve as the Company’s independent auditor is in the best interests of the Company and its stockholders and at the request of the Audit Committee, is asking you to ratify that appointment.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP TO AUDIT THE COMPANY’S CONSOLIDATED FINANCIAL STATEMENTS FOR 2016. If the stockholders do not ratify the appointment of KPMG LLP, the Audit Committee will make the final determination of the independent auditor for 2016.

KPMG LLP, an independent registered public accounting firm, served as the Company’s independent auditor during 2015 and has served as the Company’s independent auditor since its initial public offering in 1986. Representatives of KPMG LLP will be present at the Annual Meeting to make a statement, if they desire to do so, and to respond to appropriate questions from stockholders.

The Audit Committee adopted a Pre-Approval Policy with respect to services which may be performed by KPMG LLP. This policy lists specific audit, audit-related, and tax services as well as any other services that KPMG LLP is authorized to perform and sets out specific dollar limits for each specific service, which may not be exceeded without additional Audit Committee authorization. The Audit Committee receives quarterly reports on the status of expenditures pursuant to that Pre-Approval Policy.

The Audit Committee reviews the policy at least annually in order to approve services and limits for the current year. Any service that is not clearly enumerated in the policy must receive specific pre-approval by the Audit Committee or by its Chairperson, to whom such authority has been conditionally delegated, prior to engagement. During 2015, no fees for services outside the scope of audit, review, or attestation that exceed the waiver provisions of 17 CFR 210.2-01(c)(7)(i)(C) were requested of or approved by the Audit Committee.

The following table presents fees for the audits of the Company’s annual consolidated financial statements for 2015 and 2014 and for other services provided by KPMG LLP.

	2015	2014
Audit Fees	$7,041,000	$6,790,000
Audit-related Fees	961,000	1,088,000
Tax Fees	23,000	348,000
All Other Fees	—	—

Total	$8,025,000	$8,226,000

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Independent Auditor

Audit fees are primarily for the audit of the Company’s consolidated financial statements included in the Form 10-K, including the audit of the effectiveness of the Company’s internal control over financial reporting, and the reviews of the Company’s consolidated financial statements included in the Forms 10-Q. KPMG LLP also served as the independent auditor of WES and fees for the audit of WES’s annual consolidated financial statements were $1,309,000 for 2015 and $1,227,000 for 2014, which are not included in the table above. In addition, KPMG LLP served as the independent auditor of WGP and fees for the audit of WGP’s annual consolidated financial statements were 325,000 for 2015 and $300,000 for 2014, which are not included in the table above.

Audit-related fees are primarily for the audits of the Company’s benefit plans, other audits, consents, comfort letters and certain financial accounting consultation. Audit-related fees related to WES were $423,000 for 2015 and $491,000 for 2014, which are not included in the table above. Audit-related fees related to WGP were $175,000 for 2015 and $150,000 for 2014, which are not included in the table above.

Tax fees are primarily for tax compliance and consultation services. The Audit Committee has concluded that the provision of tax services is compatible with maintaining KPMG LLP’s independence.

All other fees are primarily for consulting services. The Audit Committee has concluded that these services are compatible with maintaining KPMG LLP’s independence.

80

Amended and Restated

2012 Omnibus Incentive Compensation Plan

ITEM 3 — APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE 2012 OMNIBUS INCENTIVE COMPENSATION PLAN

At the Annual Meeting, our stockholders are being asked to approve an amendment and restatement of the 2012 Omnibus Incentive Compensation Plan (Amended 2012 Omnibus Plan). The Company’s stockholders approved the 2012 Omnibus Plan at the 2012 annual meeting of stockholders. The primary revisions included in the Amended 2012 Omnibus Plan are as follows:

•	Increase the number of shares of common stock that the Company may issue under the 2012 Omnibus Plan by 25,500,000 shares. After taking into account this increase and subject to adjustment as provided in the Amended 2012 Omnibus Plan, as of the date of the Annual Meeting the total number of shares of common stock available for issuance under the Amended 2012 Omnibus Plan will equal 40,960,362 less the sum of (a) one share for every share subject to a stock option or stock appreciation right granted under the 2012 Omnibus Plan after December 31, 2015 and prior to the Annual Meeting and (b) 2.39 shares for every share subject to other awards that are settled in shares and granted under the 2012 Omnibus Plan after December 31, 2015 and prior to the Annual Meeting;

•	Impose a limit on the amount of compensation, including cash and equity, that may be paid to a non-employee director in a single calendar year;

•	Increase the amount by which the shares that remain available for issuance will be reduced in connection with the grant of a full value award (an award other than an option or stock appreciation right which is settled by the issuance of shares of common stock) from 1.80 shares to 2.39 shares as further discussed on page 85;

•	Revise the annual, calendar-year limitations on various awards that may be granted under the Amended 2012 Omnibus Plan in order to qualify certain awards as “performance-based compensation” for purposes of Section 162(m) of the IRC;

•	Extend the term of the 2012 Omnibus Plan until May 10, 2026,

•	Impose minimum vesting requirements on stock options and stock appreciation rights granted under the Amended 2012 Omnibus Plan, subject to certain limited exceptions;

•	Clarify that upon a qualifying termination following a change of control, performance-based awards will be vested based on actual performance; and

•	Other clarifying and ministerial changes.

In February 2016, the Compensation Committee recommended and the Board approved the Amended 2012 Omnibus Plan, provided that the Amended 2012 Omnibus Plan is approved by the stockholders of the Company at the Annual Meeting. The effective date for the Amended 2012 Omnibus Plan will be the date it is approved by the stockholders of the Company. If the Amended 2012 Omnibus Plan is not approved by stockholders at the Annual Meeting, then the 2012 Omnibus Plan will continue in in its original form and the amendment and restatement will be null and void.

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Amended and Restated

2012 Omnibus Incentive Compensation Plan

Why You Should Vote in Favor of the Amended and Restated Plan

The Board believes that the 2012 Omnibus Plan plays an important role in our human resource and business strategy by allowing us to appropriately attract, motivate and retain experienced and highly qualified individuals who are in a position to contribute materially to the success and long-term objectives of the Company. Consistent with our compensation philosophy, we believe that stock-based compensation fosters and strengthens a sense of proprietorship and personal involvement in the Company’s success. By holding a personal stake in Anadarko, these individuals are encouraged to devote their best efforts towards the achievement of our business objectives and our success, thereby advancing the interests of Anadarko and our stockholders.

With the approval of the Amended 2012 Omnibus Plan, we will be able to continue to use an array of equity compensation alternatives in structuring compensation arrangements. The use of equity as part of our compensation program is important because it fosters a pay-for-performance culture, which is an important element of our overall compensation philosophy. We believe that equity compensation motivates individuals to create stockholder value since the value realized from the equity compensation is based on our stock performance.

Outstanding Equity Information

We believe we have demonstrated our commitment to sound equity compensation practices. For example, as set forth in the table below, our average three-year burn rate for 2013, 2014 and 2015 is 0.61%. Average three-year burn rate is calculated as the number of shares granted under the 2012 Omnibus Plan and the 2008 Director Compensation Plan in each fiscal year, including stock options, restricted stock awards, restricted stock units, and earned deferred shares, divided by the weighted average common shares outstanding. Management and our board are cognizant of the expense attributable to compensatory stock awards, as well as dilution, and strive to maintain both at appropriate levels.

Year	Stock Options Granted	Full-Value Awards Granted	Total Granted	Weighted Average Common Shares Outstanding	Burn Rate
2015	1,159,458	2,348,714	3,508,172	508,305,117	0.69%
2014	949,867	2,051,672	3,001,539	506,628,172	0.59%
2013	913,612	1,881,641	2,795,253	503,721,187	0.55%
Three-Year Average	1,007,646	2,094,009	3,101,655	506,218,159	0.61%

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Amended and Restated

2012 Omnibus Incentive Compensation Plan

The table below sets forth information relating to the number of shares available for issuance with respect to the equity compensation plans available to directors, officers, employees and consultants of the Company at December 31, 2015.

Shares Subject to Outstanding Stock Options	Shares Subject to Outstanding Full-Value Awards	Shares Remaining Available for Future Grant	Total
7,046,098	3,977,682	16,378,707	27,402,487

As of December 31, 2015, there were approximately 15,460,362 shares of our common stock reserved and available for future awards under the 2012 Omnibus Plan and 918,345 shares of our common stock reserved and available for future awards under the 2008 Director Compensation Plan. We have not made any significant grants of awards under the 2012 Omnibus Plan or the 2008 Director Compensation Plan since December 31, 2015. The 2008 Director Compensation Plan is also a flexible authorization plan and shares issued as full value awards (that is, awards settled by issuance of common stock other than stock options or stock appreciation rights) count against the plan’s share authorization at a rate of 2.27 to 1.0, while shares issues pursuant to stock options or stock appreciation rights count against the share authorization at a rate of 1.0 to 1.0.

The aggregate total of 27,402,487 shares represents an overhang of approximately 5.1% of the Company’s common shares outstanding as of December 31, 2015. If the Amended 2012 Omnibus Plan is approved, the additional 25,500,000 shares requested for issuance would increase the overhang to approximately 9.4%. Overhang is calculated as the total of (a) shares underlying outstanding awards plus shares available for issuance under future equity awards, divided by (b) the total number of shares outstanding, shares underlying outstanding awards and shares available for issuance under future equity awards.

Section 162(m) of the Internal Revenue Code

The Board believes that it is in the best interests of the Company and its stockholders to provide for an equity incentive plan under which awards made to the Company’s executive officers may be eligible to qualify for deductibility by the Company for federal income tax purposes. Accordingly, the Amended 2012 Omnibus Plan is designed to permit the grant of awards that are intended to qualify as “performance-based compensation” not subject to the $1,000,000 deductibility cap under Section 162(m) of the IRC (“Section 162(m)”), however, there is no guarantee that amounts payable under the Amended 2012 Omnibus Plan will be treated as qualified “performance-based compensation” under Section 162(m). In general, under Section 162(m), for the Company to be able to deduct compensation in excess of $1,000,000 paid in any one taxable year to the Company’s chief executive officer or any of the Company’s three other most highly compensated executive officers (other than the Company’s chief financial officer), such compensation must qualify as “performance-based compensation.” One of the requirements of “performance-based compensation” for purposes of Section 162(m) is that when the Company has discretion in setting performance goals under which compensation may be paid, the material terms of the performance goals must be disclosed to and approved by the Company’s stockholders at least once every five years. For purposes of Section 162(m), the material terms include (i) the employees eligible to receive compensation; (ii) a description of the business criteria on which the performance goal is based; and (iii) the maximum amount of compensation that can be paid to an employee under the performance goal. With respect to the various types of awards under the Amended 2012 Omnibus Plan, each of these aspects is discussed below, and, as noted above, approval of the Amended 2012 Omnibus Plan itself will constitute

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stockholder approval of each of these aspects of the plan for purposes of the stockholder approval requirements of Section 162(m).

Description of the Amended 2012 Omnibus Plan

The Amended 2012 Omnibus Plan provides for the granting of awards in any combination of the following:

• stock options;	• incentive awards;
• stock appreciation rights;	• cash awards; and
• restricted stock and/or restricted stock units;	• other stock-based awards.
• performance shares and/or performance units;

The terms of the Amended 2012 Omnibus Plan are substantially similar to the 2012 Omnibus Plan, and include the following provisions:

–	a double-trigger change-of-control provision for the accelerated vesting of equity awards (with performance-based awards vesting at actual performance);

–	a “no repricing” provision that expressly prohibits the cancellation of stock options and stock appreciation rights in exchange for cash or another award or any other action that would be treated as a repricing.

The Amended 2012 Omnibus Plan also includes a limit on the total amount of compensation, including both equity and cash, which may be awarded to non-employee directors under any of the Company’s compensation plans (including, without limitation, under the Amended 2012 Omnibus Plan and the Company’s 2008 Director Compensation Plan). The compensation awarded to any non-employee director for any single calendar year beginning on or after January 1, 2016 may not exceed $750,000 (without regard to compensation, if any, paid to a non-employee director during any period in which such individual was an employee or consultant of the Company).

Provisions have also been included to meet the requirements for deductibility of executive compensation under Section 162(m) with respect to performance-based compensation awarded to applicable participants.

The following is a general summary of the material provisions of the Amended 2012 Omnibus Plan and is qualified in its entirety by the full text of the Amended 2012 Omnibus Plan, which is attached to this proxy statement as Appendix A. Capitalized terms not defined in the summary are defined in the plan document.

Term of Plan. The Amended 2012 Omnibus Plan will expire 10 years from the date of stockholder approval. The Compensation Committee may, however, terminate the Amended 2012 Omnibus Plan at any time with respect to any common stock or rights which are not at that time subject to an outstanding award.

Participants. Employees or Consultants, including non-employee members of the Board, are considered eligible participants under the Amended 2012 Omnibus Plan. The selection of Employees and Consultants who will receive awards is within the discretion of the Plan Administrator. As of December 31, 2015, approximately 5,800 Employees and ten non-employee members of the Board were eligible to participate in the Amended Omnibus 2012 Plan.

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Shares Authorized. Subject to stockholder approval, with the increase of 25,500,000 shares of common stock in the Amended 2012 Omnibus Plan, a total maximum share authorization of 40,960,362 shares of common stock is reserved for issuance under the Amended 2012 Omnibus Plan, less the sum of (a) one share of Common Stock for every one share that was subject to a stock option or stock appreciation right granted under the 2012 Omnibus Plan after December 31, 2015 and prior to the Annual Meeting and (b) 2.39 shares for every one share that was granted under the 2012 Omnibus Plan as a Full Value Award after December 31, 2015 and prior to the Annual Meeting. The shares to be delivered under the Amended 2012 Omnibus Plan may be made available from any combination of shares held in Anadarko’s treasury or authorized but unissued shares of Anadarko’s common stock.

The Amended 2012 Omnibus Plan is a flexible authorization plan. Under the Amended 2012 Omnibus Plan, the number of aggregate shares available for issuance will be reduced by 1.0 share for each share subject to an award in the form of a stock option or stock appreciation right or 2.39 shares for each share subject to an award in the form of any Full Value Award (an award that is not a stock option or stock appreciation right that is settled in stock).

Any shares related to awards (including awards granted under the 2012 Omnibus Plan) which, after December 31, 2015, terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares (restricted stock forfeited back to the plan will not be considered to have been issued for this purpose) or are settled in cash in lieu of shares will again be available for grant under the Amended 2012 Omnibus Plan. However, shares of common stock that are subject to stock appreciation rights but are not issued as a result of a net settlement in shares of stock of such stock appreciation rights will not be available again for grant under the Amended 2012 Omnibus Plan. Any shares of stock withheld to satisfy tax withholding obligations, shares tendered to pay the exercise price of an award and shares repurchased on the open market with the proceeds of an option exercise will not again be available for grant. Any shares that again become available for awards under the Amended 2012 Omnibus Plan as described in this paragraph will be added as (a) one share for every share subject to a stock option or stock appreciation right and (b) 2.39 shares for every share subject to other awards.

The number of shares authorized to be issued under the Amended 2012 Omnibus Plan, as well as individual limitations and exercise prices, will be subject to adjustments for stock dividends, stock splits, recapitalizations, mergers, or similar corporate events.

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Limitations on Awards. The Amended 2012 Omnibus Plan imposes annual per-participant award limits. The annual per-participant limits are as follows:

Award(s)	Individual Limit
Options and Stock Appreciation Rights	Maximum of 2,500,000 shares of common stock granted during any calendar year
Awards (other than Options or Stock Appreciation Rights) that are denominated in shares of common stock	Maximum of 1,500,000 shares of common stock may be earned for each twelve (12) months in the vesting period or Performance Period (with the aggregate limit tied to year of grant)
Awards that are not denominated in shares of common stock	Maximum of $10,000,000 (including the Fair Market Value of any shares of common stock paid in satisfaction of such Awards) may be earned for each twelve (12) months in the vesting or Performance Period (with the aggregate limit tied to year of grant)

For a new employee, each of the limits above will be multiplied by two (2) with respect to awards granted during the first calendar year employment commences. In addition, the maximum number of shares that may be issued under the Amended 2012 Omnibus Plan through incentive stock options granted on or after the date of the Annual Meeting is 10,000,000.

The Amended 2012 Omnibus Plan also includes a limit on the total amount of compensation, including both equity and cash, which may be awarded to non-employee directors under any of the Company’s compensation plans (including, without limitation, the Amended 2012 Omnibus Plan and the Company’s 2008 Director Compensation Plan). The compensation awarded to any non-employee director for any single calendar year beginning on or after January 1, 2016 may not exceed $750,000 (without regard to compensation, if any, paid to a non-employee director during any period in which such individual was an employee or consultant of the Company).

Administration. Unless otherwise specified by the Board, the Compensation Committee is the Plan Administrator with respect to all Covered Employees and all insiders under Section 16 of the Exchange Act and the Management Committee is the Plan Administrator with respect to all other employees. The Management Committee will consist of the CEO, provided that such individual is a member of the Board, and any other member of the Board as the Board may determine from time to time. The Plan Administrator is responsible for administering the Amended 2012 Omnibus Plan and has the discretionary power to interpret the terms and intent of the Amended 2012 Omnibus Plan and any related documentation, to determine eligibility for awards and the terms and conditions of awards, to adopt rules, regulations, forms, instruments and guidelines and to exercise such powers and perform such acts as are deemed necessary or advisable to promote the best interests of Anadarko with respect to the Amended 2012 Omnibus Plan. Determinations of the Plan Administrator made under the Amended 2012 Omnibus Plan are final and binding. The Plan Administrator may designate the appropriate employees or other agents of the Company to handle the day-to-day administrative matters of the Amended 2012 Omnibus Plan.

Award Terms

All awards to participants under the Amended 2012 Omnibus Plan are subject to the terms, conditions and limitations as determined by the Plan Administrator.

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Stock Options. Under the Amended 2012 Omnibus Plan, participants may be granted either incentive stock options that comply with the requirements of Section 422 of the IRC or nonqualified stock options that are not intended to be treated as incentive stock options. Stock options must have an exercise price per share that is not less than the fair market value of our common stock on the date of grant, except in the case of stock options granted in assumption of, or in substitution for, outstanding awards previously granted by an acquired company or a company with which Anadarko combines. Subject to certain adjustment provisions that only apply to specified corporate events or the approval of our stockholders, the exercise price of all stock options granted under the Amended 2012 Omnibus Plan may not be repriced downward. Specifically, except pursuant to certain equitable adjustments, the Plan Administrator may not amend the terms of an outstanding stock option to reduce the exercise price, cancel it and replace it with a new stock option with a lower exercise price, or cancel an outstanding option with an exercise price above the then-current fair market value of our common stock in exchange for another type of award or cash (other than in connection with a change of control). Stock options have a maximum term of ten years from the date of grant. Participants may pay the exercise price with cash or its equivalent, with previously acquired shares of our common stock, or by any other means approved by the Plan Administrator, including by means of a broker-assisted cashless exercise.

No stock option or stock appreciation right granted under the Amended 2012 Omnibus Plan may vest in less than one year from its date of grant; provided, however, that up to five percent of the available shares under the plan as of the date of the Annual Meeting may be subject to stock options or stock appreciation rights that vest (in full or in part) in less than one year from their date of grant. In addition, any stock option or stock appreciation right granted under the Amended 2012 Omnibus Plan may vest in full or in part upon death or disability of the participant, or upon a change of control, and such vesting will not count against the five percent exception described in the preceding sentence.

Stock Appreciation Rights. Stock appreciation rights may be granted under the Amended 2012 Omnibus Plan in tandem with a stock option or other award, in whole or in part, or may be granted separately. The exercise price of a stock appreciation right may not be less than the fair market value of our common stock on the date of grant, except in the case of stock appreciation rights granted in assumption of, or in substitution for, outstanding awards previously granted by an acquired company or a company with which Anadarko combines. Subject to certain adjustment provisions that only apply to specified corporate events or the approval of our stockholders, the exercise price of all stock appreciation rights granted under the Amended 2012 Omnibus Plan may not be repriced downward. Specifically, except pursuant to certain equitable adjustments, the Plan Administrator may not amend the terms of an outstanding stock appreciation right to reduce the grant price, cancel it and replace it with a new stock appreciation right with a lower grant price, or cancel an outstanding stock appreciation right with a grant price above the then-current fair market value of our common stock in exchange for another type of award or cash (other than in connection with a change of control). Stock appreciation rights have a maximum term of ten years from the date of grant. Stock appreciation rights granted under the Amended 2012 Omnibus Plan are subject to the minimum vesting requirements described above under “Stock Options.”

Restricted Stock. A restricted stock award consists of shares of stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. A holder of restricted stock is treated as a current stockholder and is entitled to voting rights and to receive dividends. The Plan Administrator may require that the dividend be paid in cash or shares on the dividend payment date or accrued and/or reinvested in additional shares and paid at the time the

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restricted stock vests and settles. A restricted stock unit award results in the transfer of shares of stock or cash to the participant only after specified conditions are satisfied. Rights to dividend equivalents, payable in cash or shares on the dividend payment date or accrued and/or reinvested in additional shares and paid at the time the restricted stock units vest and are settled, may be extended to and made part of any restricted stock unit award, at the discretion of the Plan Administrator. A holder of a restricted stock unit award is treated as a stockholder with respect to the award only when the shares of common stock are delivered in the future. Cash, stock, and any other property distributed as a dividend or otherwise with respect to any award of restricted stock or restricted stock units that vest based on the achievement of performance measures shall either (a) not be paid or credited or (b) be accumulated, be subject to restrictions and risk of forfeiture to the same extent as the restricted stock or restricted stock units, as applicable, and be paid at the time such restrictions and risk of forfeiture lapse.

Performance Awards. A performance award (whether granted as a performance share or a performance unit) consists of a grant made subject to the attainment of one or more performance goals for a specified performance period (as determined by the Plan Administrator but not less than one year) and may be intended to meet the requirements of qualified performance-based compensation under Section 162(m). At the discretion of the Plan Administrator and as prescribed in the award agreement, payment may be made in the form of cash, shares or a combination of cash and shares. Rights to dividend equivalents, payable in cash and/or shares (including reinvestment in additional shares) and paid at the time the performance award vests and settles or at such other time as provided in the applicable award agreement, may be extended to and made part of any performance award, at the discretion of the Plan Administrator.

Incentive Awards. Incentive awards consist of grants denominated in cash and may be intended to meet the requirements of qualified performance-based compensation under Section 162(m). The Plan Administrator will determine the performance goals applicable to the payout for incentive awards to Covered Employees for each performance period. The Compensation Committee cannot adjust an incentive award upward for a participant, but retains the discretion to adjust the incentive award downward. At the discretion of the Plan Administrator, payment of incentive awards may be made in cash, shares of common stock and/or other equity-based awards as provided under the Amended 2012 Omnibus Plan and will be paid no later than March 15 following the end of the calendar year for which determinations with respect to the incentive awards are made.

For any awards intended to meet the requirements of Section 162(m), the grant or vesting of such awards may be based upon one or more performance goals that apply to the specified participant, one or more business units of the Company, or the Company as a whole. Prior to the payment of any award based on the achievement of performance goals intended to qualify under Section 162(m), the Compensation Committee must certify in writing that the applicable performance goals and any

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material terms were, in fact, satisfied. The performance goals intended to qualify compensation as performance-based compensation for purposes of Section 162(m) are:

Financial Goals:	• Earnings • Revenues • Debt level • Cost reduction targets • Interest-sensitivity gap levels • EBITDAX • Debt/average daily production	• Earnings per share • Cash flow from operations • Equity ratios • Capital expended • Weighted average cost of capital • Return on assets • Debt/proved developed reserves	• Net income • Free cash flow • Expenses • Working capital • Operating or profit margin • Return on equity or capital employed or investment • Debt/proved reserves
Operating Goals:	• Amount of the oil and/or gas reserves • Lease operating expense or lease operating expense/barrels of oil equivalent	• Oil and/or gas reserve additions • Costs of finding and/or developing oil and/or gas reserves • Operating costs	• Oil and/or gas replacement ratios • Natural gas and/or oil production or sales
Corporate and Other Goals:

• Total stockholder return

• Asset quality levels

• Investments

• Satisfactory internal or external audits

• Achievement of balance sheet or income statement objectives

• General and administrative expenses

		• Market share • Assets • Asset sale targets • Value of assets • Employee retention/attrition rates • Improvement of financial ratings	• Charge-offs • Non-performing assets • Fair market value of common stock • Regulatory compliance • Safety targets • Economic value added • Production growth per net debt adjusted share

The Plan Administrator may adjust the performance goals to include or exclude the impact of an event or occurrence which the administrator determines should appropriately be included or excluded, including, without limitation, extraordinary, unusual or infrequent items or events, charges, gains or losses on the disposition of business units, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and loan loss provisions. The Plan Administrator may also provide for the manner in which performance will be measured against the performance goals (or may adjust the performance goals) to reflect the impact of specified corporate transactions, a change in capitalization, special charges, accounting policy changes and tax law changes. In addition, the Plan Administrator may make such adjustments to the performance goals applicable to participants who are not “covered employees” under Section 162(m) as it determines are appropriate. Such adjustments may occur at the time of the granting of an award, or at any time thereafter, but, in the case of “covered employees,” only to the extent permitted by Section 162(m).

Cash Awards and Other Stock-Based Awards. Cash awards may be made to participants as determined by the Plan Administrator. The Plan Administrator will determine the terms and conditions of such cash awards, including whether the payout of such awards is subject to the achievement of performance goals.

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Other stock-based awards may be equity-based or equity-related awards other than stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares or performance units. The terms and conditions of other stock-based awards will be determined by the Plan Administrator. Payment under any other stock-based awards may be made in common stock or cash, as determined by the Plan Administrator.

Termination of Service. Unless otherwise specified in a participant’s award agreement, all unvested and/or unexercisable awards will automatically be forfeited upon termination of service. With respect to options or stock appreciation rights, the participant will have at least three months following termination in which to exercise the vested portion of the awards (but in no event beyond the maximum term of such awards). In the event of a termination for cause (as defined in the Amended 2012 Omnibus Plan), all of a participant’s awards, whether vested or unvested, exercisable or unexercisable, will automatically be forfeited unless provided otherwise in an award agreement. The Plan Administrator will have sole discretion for determining termination provisions for awards.

Treatment of Awards Upon a Change of Control. The Amended 2012 Omnibus Plan contains a “double trigger” provision, such that awards will not vest unless a participant incurs a qualifying termination in connection with a change in control. Specifically, unless otherwise provided in a participant’s award or other agreement, in the event of both the occurrence of a change of control of Anadarko and the termination of the participant’s employment without cause or for good reason during the participant’s applicable protection period, any outstanding stock option or stock appreciation right will become fully exercisable, and any outstanding performance share, performance unit, restricted stock, restricted stock unit, other stock-based award or other cash award that was forfeitable will become non-forfeitable and fully vest; provided, however, that any performance-based awards will vest only to the extent the underlying performance goals are satisfied, with the amount of vesting based on actual performance. Unless provided otherwise in an award agreement, all other stock-based awards held by a non-employee member of the Board will generally be paid to the participant within thirty days after the date of a change of control, except that no such awards will be paid to the participant if he or she continues to serve as a member of the Board or upon the board of directors of the Company’s successor, until such time such awards would otherwise be paid.

Clawback Provision. Each participant’s award shall be conditioned on repayment or forfeiture in accordance with any Company policy, applicable law, including the Sarbanes-Oxley Act of 2002 and/or the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and any relevant provisions in the related award agreement.

Transferability of Awards. Award rights may not be transferred, assigned, pledged or hypothecated in any manner other than by will or by the applicable laws of descent and distribution unless the Participant has received the Plan Administrator’s prior written consent. However, as outlined in the Amended 2012 Omnibus Plan, certain transfers may be made to permitted transferees upon approval of the Plan Administrator.

Amendment to the Plan. Subject to approval of the Board under certain circumstances, the Compensation Committee may amend the Amended 2012 Omnibus Plan as it may deem proper and in the best interests of Anadarko, provided however that to the extent required by applicable law, regulation or stock exchange rule, stockholder approval will be required. No change can be made to any award granted under the Amended 2012 Omnibus Plan without the consent of the participant if such change would impair the right of the participant under the provisions of the award to acquire or retain common stock or cash that the participant may have otherwise acquired.

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United States Federal Income Tax Consequences

The following is a brief description of the federal income tax treatment that will generally apply to awards made under the Amended 2012 Omnibus Plan, based on federal income tax laws currently in effect. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences. The exact federal income tax treatment of an award will depend on the specific nature and form of such award.

Incentive Stock Options. An employee generally will not recognize taxable income upon grant or exercise of an incentive stock option. However, the amount by which the fair market value of the shares on the exercise date of an incentive stock option exceeds the purchase price generally will constitute an item of adjustment for alternative minimum tax purposes, and may therefore result in alternative minimum tax liability to the option holder. Incentive stock option tax treatment will be available only if the participant has been an employee of Anadarko or its subsidiaries within three months of the date of exercise. Anadarko will not be entitled to any business expense deduction on the grant or exercise of an incentive stock option. If the employee has held the shares acquired upon exercise of an incentive stock option for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the employee, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as a long-term capital gain or loss. If the employee does not satisfy these holding period requirements (a “disqualifying disposition”), the employee will generally recognize ordinary income for the year of disposition, in an amount equal to the excess of the fair market value of the shares on the date the option was exercised over the option exercise price (or, if less, the amount realized upon disposition over the exercise price). Any excess of the amount realized by the employee on the disqualifying disposition over the fair market value of the shares on the date of exercise of the option will be a short-term capital gain. Anadarko generally will be entitled to a deduction in the year of disposition equal to the amount of ordinary income recognized by the employee. The employee’s basis in the shares acquired upon exercise of an incentive stock option is equal to the exercise price paid, plus any amount includible as ordinary income as a result of a disqualifying disposition. A subsequent disqualifying disposition of shares acquired upon exercise of an incentive stock option will eliminate the alternative minimum taxable income adjustment if the disposition occurs in the same taxable year as the exercise. A disqualifying disposition in a subsequent taxable year will not affect the alternative minimum tax computation in the earlier year.

Nonqualified Stock Options. An employee will not recognize any income at the time of grant of a nonqualified stock option and Anadarko will not be entitled to a tax deduction with respect to such grant. Generally, upon exercise of a nonqualified stock option, the employee will recognize ordinary income in an amount equal to the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price of the option. Subject to any deduction limitation under Section 162(m) (which is discussed below), Anadarko will be entitled to a federal income tax deduction in the year of exercise in the same amount as the taxable compensation recognized by the employee. The employee’s basis in the stock for purposes of measuring the amount of gain will be the exercise price paid to Anadarko plus the amount of compensation includible in income at the time of exercise. An employee’s subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will ordinarily result in long-term or short-term capital gain or loss, depending on the holding period of the shares.

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Generally, the shares received on exercise of an option or stock appreciation right under the Amended 2012 Omnibus Plan are not subject to restrictions on transfer or risks of forfeiture and, therefore, the participant will recognize income on the date of exercise of a nonqualified stock option or stock appreciation right. However, if the optionee is subject to Section 16(b) of the Exchange Act, the Section 16(b) restriction will be considered a substantial risk of forfeiture for tax purposes. Under current law, employees who are either directors or officers of the Company will be subject to restrictions under Section 16(b) of the Exchange Act during their term of service and for up to six months after termination of service. Exchange Act Rule 16b-3 provides an exemption from the restrictions of Section 16(b) for the grant of derivative securities, such as stock options, under qualifying plans. The Amended 2012 Omnibus Plan is intended to satisfy the requirements for exemption under Exchange Act Rule 16b-3. Therefore, the grant of awards will not be considered a purchase and the exercise of the awards to acquire the underlying shares of the Company common stock will not be considered a purchase or a sale. Thus, ordinary income will be recognized and measured on the date of exercise.

Payment of Option Exercise Price in Shares. If a nonqualified option is exercised by tendering previously owned shares of Anadarko common stock in payment of the exercise price, then, instead of the treatment described above, the tender generally will not be considered a taxable disposition of the previously owned shares and no gain or loss will be recognized with respect to the equivalent number of new shares (the “exchanged shares”) acquired at the time of exercise. The employee’s basis and holding period for the exchanged shares will be the same as the previously owned shares exchanged. The employee will, however, have ordinary income equal to the fair market value on the date of exercise of the new additional shares received in excess of the number of exchanged shares. The employee’s basis in the new additional shares will be equal to the amount of such compensation income and the holding period will begin on the date of exercise. However, if an incentive stock option is exercised by tendering previously owned shares of Anadarko common stock in payment of the exercise price, if the previously owned shares were acquired on the exercise of an incentive stock option and have not satisfied statutory holding period requirements, a disqualifying disposition will occur and the employee will recognize income and be subject to other basis allocation and holding period adjustments with respect to the exchanged shares.

Stock Appreciation Rights and Performance Awards. When stock appreciation rights are exercised or when performance awards are settled or paid, the amount of cash and the fair market value of property received by the employee (including shares) will be ordinary income, unless the property is subject to transfer restrictions or forfeiture.

Restricted Stock. Restricted Stock granted under the Amended 2012 Omnibus Plan may, in the determination of the Plan Administrator, be subject to rights of repurchase, forfeiture and other transfer restrictions. The tax consequences of stock granted under the Amended 2012 Omnibus Plan depends on whether the stock is subject to restrictions and, if so, whether the restrictions are deemed to create a “substantial risk of forfeiture” under Section 83 of the IRC (for example, stock granted under the Amended 2012 Omnibus Plan that is subject to forfeiture if the employee terminates employment prior to the time the restrictions lapse, which right lapses over a period of continued employment, is considered a “substantial risk of forfeiture” under Section 83 of the IRC). If stock is not subject to a “substantial risk of forfeiture,” the employee normally will recognize taxable ordinary income equal to the value of the stock on the date on which the stock is granted less any amount paid for that stock. If the stock is subject to a “substantial risk of forfeiture,” the employee normally will

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recognize taxable ordinary income as and when the “substantial risk of forfeiture” lapses in the amount equal to the fair market value of the shares at the time they are no longer subject to the “substantial risk of forfeiture” less the amount paid for the stock. Upon disposition of the stock, the employee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the stock plus any amount recognized as ordinary income upon grant or vesting of the stock. The gain or loss will be long- or short-term depending on how long the employee held the stock.

A recipient of stock subject to a “substantial risk of forfeiture” may make an election under IRC Section 83(b) to recognize ordinary income on the date the employee receives the restricted stock, rather than waiting until the “substantial risk of forfeiture” lapses. If the employee makes a Section 83(b) election, the employee will be required to recognize as ordinary income on the date the employee receives the stock grant the difference, if any, between the fair market value of the stock on the award date and the purchase price paid. If the employee makes a Section 83(b) election, the employee will not be required to recognize any income when the “substantial risk of forfeiture” lapses.

The shares acquired will have a cost basis equal to the fair market value on the date the restrictions lapse (or the date of grant if a Section 83(b) election is made). When the employee disposes of the shares acquired, any amount received in excess of the share’s cost basis will be treated as long- or short-term capital gain, depending upon the holding period of the shares. If the amount the employee receives is less than the cost basis of the shares, the loss will be treated as long- or short-term capital loss, depending upon the holding period of the shares.

Other Awards. In addition to the types of awards described above, the Amended 2012 Omnibus Plan authorizes certain other awards that may include payments in cash, common stock, or a combination of cash and common stock. The tax consequences of such awards will depend upon the specific terms of such awards. Generally, however, a participant who receives an award payable in cash will recognize ordinary income with respect to such award at the earliest time at which the participant has an unrestricted right to receive the amount of the cash payment, and the Company will be entitled to a corresponding deduction at that time. In general, the sale or grant of stock to a participant under the Amended 2012 Omnibus Plan will be a taxable event at the time of the sale or grant if such stock at that time is not subject to a substantial risk of forfeiture or is transferable within the meaning of Section 83 of the IRC in the hands of the participant. (For such purposes, stock is ordinarily considered to be transferable if it can be transferred to another person who takes the stock free of any substantial risk of forfeiture.) In such case, the participant will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of such stock on the date of the sale or grant over the amount, if any, paid for such stock. Stock that at the time of receipt by a participant is subject to a substantial risk of forfeiture and that is not transferable within the meaning of Section 83 generally will be taxed under the rules applicable to Restricted Stock as described above.

Other Tax Issues. The terms of awards granted under the Amended 2012 Omnibus Plan may provide for accelerated vesting or payment of an award in connection with a change of control of the Company. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute “excess parachute payments” under the “golden parachute” provisions of the IRC. Pursuant to these provisions, a participant will be subject to a 20% excise tax on any “excess parachute payments” and the Company will be denied any deduction with respect to such payment.

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Amended and Restated

2012 Omnibus Incentive Compensation Plan

In general, Section 162(m) imposes a $1,000,000 limit on the amount of compensation that may be deducted by the Company in any tax year with respect to the Company’s NEOs (excluding the Company’s Chief Financial Officer), including any compensation relating to an award granted under the Amended 2012 Omnibus Plan. Compensation that is considered to be performance-based will not have to be taken into account for purposes of the $1,000,000 limitation, and accordingly, should be deductible by the Company without limitation under Section 162(m). Provided an option is approved by a committee comprised of two or more “outside directors,” has an exercise price of at least fair market value on the date of grant, the plan under which the option is granted imposes a per person limit on the number of shares covered by awards and the material terms of the plan under which the option is granted have been disclosed to and approved by stockholders, any compensation deemed paid by the Company in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options will qualify as performance-based compensation for purposes of Section 162(m). An award may also qualify as performance-based compensation if the administrator conditions the grant, vesting, or exercisability of such an award on the attainment of a pre-established objective performance goal.

If any award granted under the Amended 2012 Omnibus Plan is considered deferred compensation under IRC Section 409A, then certain requirements must be met for the deferral to be effective for federal tax purposes. These requirements include: ensuring that any election to defer made by the employee is done within the time period(s) permitted by Section 409A; certain limitations on distributions; and, the prohibition of accelerating the time or schedule of any payment of deferred amounts except in certain permitted circumstances. If these requirements are not met, the employee will be immediately taxable on such purportedly deferred amounts, a penalty of 20% will be imposed, and interest will accrue at the underpayment rate plus one percent on the underpayments that would have occurred had the compensation been includible in the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture.

The taxable income resulting to employees from awards under the Amended 2012 Omnibus Plan, other than incentive stock options, will constitute wages subject to withholding and the Company will be required to make whatever arrangements are necessary to ensure that funds equaling the amount of tax required to be withheld are available for payment, including the deduction of required withholding amounts from the employee’s other compensation and requiring payment of withholding amounts as part of the exercise price or as a condition to receiving shares pursuant to an award. The Company will generally be required to withhold applicable taxes with respect to any ordinary income recognized by an employee in connection with awards made under the Amended 2012 Omnibus Plan. Whether or not such withholding is required, the Company will report such information to the Internal Revenue Service as may be required with respect to any income attributable to transactions involving awards.

Unless an election has been made under Section 83(b) of the IRC, dividends paid on the restricted shares prior to the lapse of restrictions will be taxable as additional compensation income to the recipient in the year received and subject to withholding.

New Plan Benefits

All awards granted under the Amended 2012 Omnibus Plan are subject to the discretion of Anadarko’s Compensation Committee, Management Committee or the Board of Directors, as appropriate. Therefore, the total benefits that will be received by any particular person or group under the Amended 2012 Omnibus Plan are not determinable at this time. Therefore, the New Plan Benefits Table is not provided.

94

Amended and Restated

2012 Omnibus Incentive Compensation Plan

2012 Omnibus Plan Stock Options

The following table sets forth, for each of our named executive officers and certain groups, the number of shares of our common stock that are subject to outstanding stock option grants under the 2012 Omnibus Plan as of December 31, 2015. No stock option awards have been granted under the 2012 Omnibus Plan to any associate of a non-employee director, nominee or executive officer, and no other person has been granted five percent or more of the total amount of awards granted under the 2012 Omnibus Plan.

Number of Shares of Common Stock Subject to Stock Options
R. A. Walker Chairman, President and Chief Executive Officer(1)	643,109
Robert G. Gwin Executive Vice President, Finance and Chief Financial Officer	228,786
Robert P. Daniels Executive Vice President, International and Deepwater Exploration	234,205
Robert K. Reeves Executive Vice President, Law and Chief Administrative Officer	178,898
James J. Kleckner Executive Vice President, International and Deepwater Operations	169,340
All current executive officers as a group (8 persons)	1,578,947
All current non-executive directors as a group (10 persons)(2)	0
All current employees, including all current officers who are not executive officers, as a group (approximately 5,800 persons)	1,954,183

(1)	Mr. Walker is also a nominee for election as a director.

(2)	All current non-executive directors are nominees for election as a non-employee director, and there are no additional nominees for election as a non-employee director.

The approval of the Amended 2012 Omnibus Plan requires the affirmative vote of a majority of the stock entitled to vote and present in person or by proxy at the Annual Meeting. Abstentions are counted as votes present and entitled to vote and have the same effect as votes against the proposal. Broker non-votes are not counted as either votes for or votes against the proposal.

95

Amended and Restated

2012 Omnibus Incentive Compensation Plan

Equity Compensation Plans Table

The table below sets forth information relating to the number of shares authorized for issuance with respect to the equity compensation plans available to directors, officers, employees, and consultants of the Company at December 31, 2015. The closing price of a share of Anadarko common stock as reported by the NYSE on March 15, 2016, was $47.02.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted-average exercise price of outstanding options, warrants, and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders	7,046,098	$71.86	16,378,707
Equity compensation plans not approved by security holders	—	—	—

Total	7,046,098	$71.86	16,378,707

FOR THE REASONS STATED ABOVE, THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE 2012 OMNIBUS INCENTIVE COMPENSATION PLAN.

96

Advisory Vote to Approve

Executive Compensation

ITEM 4 — ADVISORY VOTE TO APPROVE THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, along with section 14A of the Exchange Act enacted thereunder, enables our stockholders to vote to approve, on a non-binding advisory basis, the compensation of the Company’s NEOs, as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules. The Board recognizes the importance of our stockholders’ opportunity for an advisory say-on-pay vote as a means of expressing views regarding the compensation practices and programs for our NEOs. Based upon the outcome of our 2011 say-on-pay frequency vote, the Company will hold an annual advisory say-on-pay vote at our annual meeting of stockholders until the next say-on-pay frequency vote, which, in accordance with applicable law, will occur no later than the Company’s annual meeting of stockholders in 2017.

As described in detail in the Letter from the Chairman of the Compensation Committee on page 33 and under the heading Compensation Discussion and Analysis beginning on page 34, the Compensation Committee believes that the main objective of our executive compensation programs is to pay for performance and align executive officers’ interests with stockholder interests. We structure pay to support our business objectives with appropriate rewards for short-term operating results and long-term stockholder value creation. Accordingly, our compensation philosophy recognizes the value of rewarding our executive officers for their performance and motivating them to continue to excel in the future.

The incentive compensation earned and paid to our NEOs and the decisions made by the Compensation Committee in 2015 reflect the pay-for-performance alignment of our executive compensation programs and adherence to our compensation philosophy. Specifically:

•	While the Company’s actual performance against each goal resulted in a near maximum payout, in light of the challenging commodity-price environment and its impact on stockholders, the uncertainty in setting AIP goals for 2015 and other factors, the Compensation Committee exercised significant downward discretion to reduce the payout under the AIP to slightly above target. In light of the significant efforts and contributions of the executive officers in achieving the strong operational performance, the Compensation Committee determined that an AIP payout slightly above target was appropriate.

•	Under our long-term incentive program, the relative TSR performance for the two- and three-year performance periods ended December 31, 2015, was below the median of our peers and our NEOs earned below-target payouts of 92% and 72% (out of a maximum 200%) of their performance units for the respective periods.

•	The Compensation Committee determined that the target total compensation opportunity for the NEOs should remain substantially flat year-over-year and that no changes should be made to their base salaries, target bonus opportunities, and the target grant value of annual long-term incentive awards.

97

Advisory Vote to Approve

Executive Compensation

As described on page 39, our executive compensation programs consist of several practices that we believe contribute to good governance. These practices include the following:

What We Do	What We Don’t Do
Structure more than 85% Pay to Be At-Risk	No Employment Contracts
Emphasize Long-Term Performance	No Tax Gross-Ups on Perquisites
Provide for Double-Trigger Equity Acceleration Upon a Change of Control	No New Excise Tax Gross-Ups since 2011
Maintain a Competitive Compensation Package	No Hedging or Pledging of Company Stock
Require Robust Stock Ownership	No Permitted Short Sales or Derivative Transactions in Company Stock
Provide for Clawback Provisions Applicable to Incentive Awards	No Payment of Current Dividends or Dividend Equivalents on Unvested Awards
Consider Deductibility When Structuring Compensation	No Repricing of Stock Options and Stock Appreciation Rights

Please read the Compensation Discussion and Analysis beginning on page 34 for additional details about our executive compensation programs, including information about the compensation of our NEOs during 2015.

The Board has determined that the Company’s NEO compensation aligns with our business strategy, focuses on long-term value creation for our stockholders and delivers competitive pay relative to our performance.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION, WHICH DISCLOSURE SHALL INCLUDE THE COMPENSATION DISCUSSION AND ANALYSIS, THE SUMMARY COMPENSATION TABLE, AND THE RELATED TABLES AND DISCLOSURE IN THIS PROXY STATEMENT.

98

Stockholder Proposal

ITEM 5 — STOCKHOLDER PROPOSAL — PROVIDE A REPORT ON CARBON RISK

The Park Foundation Inc., located at P.O. Box 550, Ithaca, NY 14851, telephone (607) 272-9124, is the beneficial owner of more than $2,000 worth of the Company’s common stock, and has notified the Company that it intends to present the following resolution at the meeting for action by the stockholders.

What is the Proposal?

WHEREAS:

Investors require information on how Anadarko Petroleum is preparing for the likelihood that demand for oil and gas may be significantly reduced due to regulation or other climate-associated drivers, increasing risk for stranding some portion of its reserves.

Recognizing the severe risks associated with a warming climate, global governments have agreed that increases in global temperature should be held below 2 degrees Celsius. (Cancun). To achieve this goal, the International Energy Agency states that “No more than one-third of proven reserves of fossil fuels can be consumed prior to 2050… .” (2012). HSBC notes that the equity valuation of oil producers could drop by 40 to 60 percent under such a low carbon consumption scenario. (2013). The Bank of England’s Governor has also recognized carbon asset risk and the potential for 2 degree climate regulation to “render the vast majority of reserves ‘stranded.’” (2015).

In addition to the increasing likelihood of global carbon agreements or treaties, demand for oil is being effected by carbon-related fuel economy standards, air quality policies, competition from renewables, and technology substitution as highlighted, for instance, by China’s electric vehicle policy.

Further, global oil demand growth is projected to slow in 2016. (lEA Oil Market Report 2015). The International Energy Agency also forecasts global oil demand will peak by 2020 under a 2 degree scenario. (November, 2014).

Anadarko’s investments in high cost projects, including a range of deep and ultra-deepwater projects, make its reserves increasingly less competitive and at higher risk of stranding in a carbon-constrained market. Of note, BlackRock warns that fossil fuel reserves are at risk of being devalued through climate risks and that it is “cautious on companies with high-cost reserves.” (Price of Climate Change, 2015).

Given the likelihood of increased carbon regulation and associated demand reduction, Anadarko’s investments in high cost projects are increasingly at risk of stranding, especially in an over-supplied world market. Investors are concerned that Anadarko is not adequately accounting for these risks, while competitors such as BHP Billiton have begun acknowledging the potential for stranded assets. Investors require additional information on whether and how the company is preparing for these changing market conditions.

THEREFORE BE IT RESOLVED:

Shareholders request Anadarko to prepare and publish a scenario analysis report by September 2016, omitting proprietary information, describing how the Company will address the risk of stranded assets presented by global climate change and associated demand reductions for oil and gas, including analysis of long and short term financial and operational risks to the company.

99

Stockholder Proposal

SUPPORTING STATEMENT:

We recommend the report:

•	Evaluate a range of low-carbon, low-demand scenarios, including a scenario where two thirds of current reserves cannot be monetized before 2050;

•	Provide a range of capital allocation strategies for such low-demand scenarios, including diversifying capital investment or returning capital to shareholders;

•	Provide information on carbon price and crude oil price assumptions used in each scenario.

What does the Board recommend?

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THE ABOVE STOCKHOLDER PROPOSAL FOR THE FOLLOWING REASONS:

The Board believes that there is minimal risk to the Company arising from low carbon, low-demand scenarios. The International Energy Agency’s (IEA) central reference scenario estimates that energy use worldwide is set to grow by one-third by 2040. In addition, the IEA projects that in 2040, just under 75 percent of global energy demand is expected to be met by fossil fuels. In the electricity sector in the U.S. as projected by the Energy Information Agency (EIA) under multiple scenarios, natural gas is expected to increase as a generation fuel. In light of the Company’s current reporting on environmental stewardship, steps taken to assess various potential risks associated with climate change, and engagement in independent studies, combined with the important role the Company believes oil and natural gas are expected to continue to play for the next quarter-century and more in meeting the energy demands of our world, the Board believes that the requested report would result in an unnecessary and unproductive use of the Company’s time and resources.

Strong Future Demand

Anadarko follows energy commodity markets and demand projections very closely. Current EIA projections in its Annual Energy Outlook 2015 indicate that the United States is expected to become a net exporter of natural gas over the next several years, with export growth continuing through 2040. The EIA states that the growth in U.S. energy production will be led by crude oil and natural gas and there will be an increase in reliance on domestic energy supplies. Further, the EIA states U.S. export growth will continue after 2017, with net exports in 2040 ranging from 3.0 trillion cubic feet (Tcf) in its low oil price case to 13.1 Tcf in its high oil and natural gas resource case. The Company continually evaluates various commodities pricing scenarios in its risk assessment processes, given current and pending regulations, state and federal administrations, and commodities demand for all existing and new projects.

Risk Assessment

Anadarko maintains a GHG and Air Quality Committee (GHG Committee) that is comprised of Company subject matter experts who report annually to the Governance and Risk Committee of the Board. The GHG Committee’s charter can be found on the Company’s website at: http://www.anadarko.com/content/documents/apc/Responsibility/GHG_and_Air_Quality_ Committee_Charter.pdf. Among other responsibilities and goals, the GHG Committee assists management with monitoring the science of climate change and the Company’s measures to reduce

100

Stockholder Proposal

GHG emissions, recommending assessment of various risks, and overseeing evaluation of GHG emission programs in an effort to maximize the commercial value of GHG emission management. During 2015, the GHG Committee supported the Company’s continued focus on the following efforts to assess and reduce risk associated with GHG emissions.

Evaluating and Reporting on Risk: Anadarko annually reports climate-related risks and opportunities to the Carbon Disclosure Project (CDP) and will continue to do so in 2016, with respect to 2015 data. As part of this disclosure, for each identified risk, Anadarko reports potential financial implications, methods for mitigation, and costs of mitigation. Anadarko’s reports can be found on the Company’s website at http://www.anadarko.com/Responsibility/Sustainable-Development/HSE/Greenhouse-Gas-Management/.

Anadarko currently considers regulatory risks around air and GHG emissions to have no significant unmanageable impacts to its operations and revenues based on its strategy to address compliance requirements and its deep, balanced and diversified portfolio and the flexibility it affords. Specifically, Anadarko is among the largest producers of clean-burning natural gas in the U.S. Natural gas is a low-carbon alternative supported by state and federal administrations to reduce global GHG emissions, while providing reliable, efficient and affordable energy to consumers.

Improving Data and Science: We regularly evaluate and assess the emissions from key sources and work to develop strategies to reduce emissions. Based on a historical evaluation, Anadarko’s GHG emissions were lower than the industry average. Anadarko also supports and participates in ongoing GHG emission-mitigation research. For example, Anadarko partnered with the Environmental Defense Fund (EDF) and university research teams to conduct studies based on sound scientific principles to assess emissions, find and more accurately measure leaks and releases across the natural gas supply chain, and ultimately reduce them. The final report summarizing all 16 methane studies is expected to be released in early 2016. For more information on Anadarko’s efforts around improving data and science, visit Anadarko’s GHG website noted above.

Designing Facilities and Implementing Technologies to Reduce Emissions: Anadarko’s record of continuous environmental improvement is also demonstrated by its actions in the field, where best practices are incorporated into its operations. The Company recognizes that technology is key to reducing methane emissions and ensuring our product is captured and moved into the sales line. For more information on the specific projects, technologies and best practices employed, visit Anadarko’s GHG and Air Quality websites noted above.

Supporting Sound Public Policy and Effective Regulations: We are committed to working with governmental agencies and other stakeholders in developing sound public policy that promotes appropriate and effective regulations, recognizing that oil and natural gas are essential to modern life and critical to the success of our economy. For more information on the specific projects, technologies and best practices employed, visit Anadarko’s GHG and Air Quality websites noted above.

Conclusion

In light of EIA projections and our ongoing, leading practices to identify, assess, manage, and reduce GHG emissions, Anadarko anticipates that natural gas demand may increase as consumer preferences continue to shift toward it as a cleaner, more affordable and scalable option to meet growing energy needs. To implement the stockholder proposal, the Company would be required to engage in speculation on a variety of matters, including future possible restrictions on carbon

101

Stockholder Proposal

emissions and the reaction and conduct of consumers in response to any such regulations. The assumptions resulting from such speculation could impact the practical value of any such report.

For these reasons, the Board believes that the risk to the Company arising from low carbon, low-demand scenarios is minimal and that the requested report would result in an unnecessary and unproductive use of the Company’s time and resources and therefore negatively burden stockholder value.

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS STOCKHOLDER PROPOSAL.

BY ORDER OF THE BOARD OF DIRECTORS

Amanda M. McMillian
Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

Dated: March 18, 2016

The Woodlands, Texas

See enclosed proxy card — please vote promptly

102

ANADARKO PETROLEUM CORPORATION

2012 OMNIBUS INCENTIVE COMPENSATION PLAN

(As Amended and Restated Effective as of                     , 2016)

Appendix A

Appendix A

SECTION 1 PURPOSES; PRIOR PLAN		A-1
SECTION 2 DEFINITIONS		A-1
2.1	Award	A-1
2.2	Award Agreement	A-1
2.3	Beneficiary	A-2
2.4	Board	A-2
2.5	Cash Awards	A-2
2.6	Cause	A-2
2.7	Change in Capitalization	A-2
2.8	Change of Control	A-2
2.9	Code	A-4
2.10	Common Stock	A-4
2.11	Company	A-4
2.12	Consultant	A-4
2.13	Covered Employee	A-4
2.14	Dividend Payment Date	A-4
2.15	Effective Date	A-4
2.16	Employee	A-4
2.17	Employer	A-4
2.18	Exchange Act	A-4
2.19	Fair Market Value	A-4
2.20	Full Value Award	A-5
2.21	Good Reason	A-5
2.22	Incentive Award	A-5
2.23	Incentive Stock Option	A-5
2.24	Management Committee	A-5
2.25	Maximum Grant	A-5
2.26	Nonqualified Option	A-5
2.27	Option	A-5
2.28	Option Price	A-5
2.29	Other Stock-Based Award	A-6
2.30	Participant	A-6
2.31	Performance Goals	A-6
2.32	Performance Period	A-7
2.33	Performance Shares	A-7
2.34	Performance Units	A-7
2.35	Permitted Transferee	A-7
2.36	Plan	A-7
2.37	Plan Administrator	A-8
2.38	Prior Plan	A-8
2.39	Restricted Stock	A-8
2.40	Restricted Stock Units	A-8
2.41	Restriction Period	A-8
2.42	Rule 16b-3	A-8
2.43	Section 16 Insider	A-8
2.44	Section 162(m)	A-8

A-i

Appendix A

2.45	Section 409A	A-8
2.46	Securities Act	A-8
2.47	Stock Appreciation Right	A-8
2.48	Subsidiary	A-8
2.49	Termination of Service	A-9
SECTION 3 ADMINISTRATION		A-9
3.1	Plan Administrator	A-9
3.2	Authority of Plan Administrator	A-9
3.3	Indemnification of Plan Administrator	A-10
3.4	Delegation to Management Committee	A-10
SECTION 4 ELIGIBILITY		A-11
SECTION 5 SHARES AVAILABLE FOR THE PLAN		A-11
5.1	Aggregate Shares	A-11
5.2	Individual Limitations	A-12
5.3	Adjustments in Authorized Shares	A-13
5.4	Effect of Certain Transactions	A-14
5.5	Minimum Vesting Requirements for Options and Stock Appreciation Rights	A-14
SECTION 6 AWARD AGREEMENTS		A-15
SECTION 7 STOCK OPTIONS		A-15
7.1	Grant of Options	A-15
7.2	Special Provisions Applicable to Incentive Stock Options	A-15
7.3	Terms of Options	A-16
SECTION 8 STOCK APPRECIATION RIGHTS		A-18
8.1	Grant of Stock Appreciation Rights	A-18
8.2	Exercise of Stock Appreciation Rights	A-19
8.3	Special Provisions Applicable to Stock Appreciation Rights	A-19
8.4	No Repricing or Exchange	A-19
SECTION 9 PERFORMANCE SHARES AND PERFORMANCE UNITS		A-20
9.1	Grant of Performance Shares and Performance Units	A-20
9.2	Value of Performance Shares and Performance Units	A-20
9.3	Payment of Performance Shares and Performance Units	A-20
9.4	Form and Timing of Payment	A-20
9.5	Dividend Equivalents	A-21
SECTION 10 RESTRICTED STOCK		A-21
10.1	Grant of Restricted Stock	A-21
10.2	Restriction Period	A-21
10.3	Other Restrictions	A-21
10.4	Voting Rights; Dividends and Other Distributions	A-21
10.5	Issuance of Shares; Settlement of Awards	A-22
SECTION 11 RESTRICTED STOCK UNITS		A-22
11.1	Grant of Restricted Stock Units	A-22
11.2	Restriction Period	A-22
11.3	Other Restrictions	A-22
11.4	Dividend Equivalents	A-23
11.5	Issuance of Shares; Settlement of Awards	A-23
SECTION 12 INCENTIVE AWARDS		A-23
12.1	Incentive Awards	A-23
12.2	Performance Goal Certification	A-24

A-ii

Appendix A

12.3	Discretion to Reduce Awards; Participant’s Performance	A-24
12.4	Required Payment of Incentive Awards	A-24
SECTION 13 CASH AWARDS AND OTHER STOCK-BASED AWARDS		A-24
13.1	Grant of Cash Awards	A-24
13.2	Other Stock-Based Awards	A-24
13.3	Value of Cash Awards and Other Stock-Based Awards	A-25
13.4	Payment of Cash Awards and Other Stock-Based Awards	A-25
SECTION 14 DEFERRAL ELECTIONS		A-25
SECTION 15 TERMINATION OF SERVICE		A-25
SECTION 16 EFFECT OF A CHANGE OF CONTROL		A-26
SECTION 17 REGULATORY APPROVALS AND LISTING		A-27
SECTION 18 GENERAL PROVISIONS		A-28
18.1	Clawback/Forfeiture Events	A-28
18.2	Nontransferability	A-28
18.3	No Individual Rights	A-29
18.4	Other Compensation	A-29
18.5	Leaves of Absence and Change in Status	A-29
18.6	Transfers	A-29
18.7	Unfunded Obligations	A-29
18.8	Beneficiaries	A-30
18.9	Governing Law	A-30
18.10	Satisfaction of Tax Obligations	A-30
18.11	Participants in Foreign Jurisdictions	A-31
SECTION 19 REGULATORY COMPLIANCE		A-31
19.1	Rule 16b-3 of the Exchange Act and Section 162(m)	A-31
19.2	Section 409A	A-31
SECTION 20 ESTABLISHMENT AND TERM OF PLAN		A-32
SECTION 21 AMENDMENT, TERMINATION OR DISCONTINUANCE OF PLAN		A-32
21.1	Amendment of Plan	A-32
21.2	Termination or Suspension of Plan	A-33
21.3	Section 162(m) Approval	A-33

A-iii

Appendix A

ANADARKO PETROLEUM CORPORATION

2012 OMNIBUS INCENTIVE COMPENSATION PLAN

(As Amended and Restated Effective as of                     , 2016)

SECTION 1

PURPOSES; PRIOR PLAN

The purposes of the Anadarko Petroleum Corporation 2012 Omnibus Incentive Compensation Plan (the “Plan”) are to promote the interests of Anadarko Petroleum Corporation (the “Company”) and its stockholders by strengthening its ability to attract, retain and motivate Employees and Consultants of the Company and any Subsidiary by furnishing suitable recognition of their performance, ability and experience, to align their interests and efforts to the long-term interests of the Company’s stockholders, and to provide them with a direct incentive to achieve the Company’s strategic and financial goals. In furtherance of these purposes, the Plan provides for the grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Incentive Awards, Cash Awards, and Other Stock-Based Awards to Participants in accordance with the terms and conditions set forth below.

The Plan as set forth herein constitutes an amendment and restatement of the Company’s 2012 Omnibus Incentive Compensation Plan as in effect immediately prior to the Effective Date (the “Prior Plan”). The Prior Plan replaced the Company’s 2008 Omnibus Incentive Compensation Plan effective as of May 15, 2012, and no further awards have or will be made under such 2008 Omnibus Incentive Compensation Plan from and after such date. The Plan shall supersede and replace in its entirety the Prior Plan; provided, however, that, notwithstanding any provisions herein to the contrary, each award granted under the Prior Plan prior to the Effective Date shall be subject to the terms and provisions applicable to such award under the Prior Plan as in effect immediately prior to the Effective Date.

SECTION 2

DEFINITIONS

Unless otherwise required by the context, the following terms when used in the Plan shall have the meanings set forth in this Section 2:

2.1	Award

Any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Incentive Award, Cash Award or Other Stock-Based Award, in each case payable in cash and/or in Common Stock as may be designated by the Plan Administrator.

2.2	Award Agreement

The written agreement or other documentation setting forth the terms, conditions, rights and duties applicable to an Award granted under the Plan (which, in the discretion of the Plan Administrator, need not be countersigned by a Participant). The Plan Administrator may, in its discretion, provide for the use of electronic, internet or other non-paper Award Agreements. The requirement for delivery of a written agreement is satisfied by electronic delivery of such agreement provided that evidence of the Participant’s receipt of such electronic delivery is available to the Company and such delivery is not prohibited by applicable laws and regulations.

A-1

Appendix A

2.3	Beneficiary

The person or persons designated by the Participant pursuant to Section 7.3(f) or Section 18.8 to whom payments are to be paid pursuant to the terms of the Plan in the event of the Participant’s death.

2.4	Board

The Board of Directors of the Company.

2.5	Cash Awards

As defined in Section 13.1.

2.6	Cause

“Cause” shall have the meaning ascribed thereto in any employment, consulting or similar service agreement between a Participant and an Employer, or, in the absence of such agreement, a termination of a Participant’s employment with the Company and its Subsidiaries resulting from (a) substandard work performance or repeated unreliability that has not been cured to the Employer’s satisfaction; (b) workplace misconduct; (c) excessive absenteeism; (d) violation of safety rules; (e) violation of an Employer’s policies, including without limitation, the Employer’s “Code of Business Conduct and Ethics”; (f) fraud or other dishonesty against the Employer; (g) engagement in conduct that the Participant knows or should know is materially injurious to the business or reputation of the Employer; (h) falsifying Employer or Employee records (including an employment application); (i) on-the-job intoxication or being under the influence of alcohol or an illegal narcotic or a drug not being used as prescribed; (j) unauthorized use of Employer equipment or confidential information of an Employer or third party who has entrusted such information to the Employer; or (k) conviction of a misdemeanor involving moral turpitude or a felony. With respect to a Consultant, Cause shall also include a breach by the Consultant of the applicable consulting or similar service agreement. Whether a Participant has been terminated for Cause will be determined by the Board in its sole discretion with respect to a Section 16 Insider and, with respect to all other Participants, by the Vice President of Human Resources or the Company’s General Counsel, each in his or her sole discretion.

2.7	Change in Capitalization

Any increase or reduction in the number of shares of Common Stock, any change (including, without limitation, in the case of a spin-off, dividend or other distribution in respect of shares, a change in value) in the shares of Common Stock or any exchange of shares of Common Stock for a different number or kind of shares of Common Stock or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants, rights or debentures, stock dividend, stock split or reverse stock split, extraordinary cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

2.8	Change of Control

The occurrence of any of the following after the Effective Date:

(a) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”);

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provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of Section 2.8(c); or

(b) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of Common Stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, with respect to an Award that (i) is subject to Section 409A and (ii) a Change of Control would accelerate the timing of payment thereunder, the term “Change of Control” shall mean a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, as defined in Section 409A and the authoritative guidance issued thereunder, but only to the extent inconsistent with the above definition, and only to the minimum extent necessary to comply with Section 409A as determined by the Compensation and Benefits Committee of the Board.

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2.9	Code

The Internal Revenue Code of 1986, as amended and in effect from time to time, and the temporary or final regulations of the Secretary of the U.S. Treasury adopted pursuant to the Code.

2.10	Common Stock

The Common Stock of the Company, $0.10 par value per share, or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 5.

2.11	Company

As defined in Section 1.

2.12	Consultant

Any consultant, agent, advisor or independent contractor (including a non-employee member of the Board) who renders services to the Company or any Subsidiary that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of Common Stock on a Form S-8 Registration Statement.

2.13	Covered Employee

With respect to any grant of an Award, a Participant who the Plan Administrator deems is or may become a “covered employee” as defined in Section 162(m) for any year.

2.14	Dividend Payment Date

As defined in Section 9.5.

2.15	Effective Date

The effective date of the Plan is                     , 2016, the date on which this amendment and restatement was approved by the stockholders of the Company.

2.16	Employee

Any officer or other employee of the Company or of any Subsidiary. An Employee on a leave of absence for such periods and purposes conforming to the personnel policy of the Company may be considered still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in the Plan.

2.17	Employer

As to any Participant on any date, the Company or a Subsidiary that employs or retains the Participant on such date.

2.18	Exchange Act

The Securities Exchange Act of 1934, as amended and rules promulgated thereunder.

2.19	Fair Market Value

As of any given date, the closing sales price at which Common Stock is sold on such date as reported in the NYSE-Composite Transactions by The Wall Street Journal or any other comparable service the Plan Administrator may determine is reliable for such date, or if no Common Stock was traded on such date, on the next preceding day on which Common Stock was so traded. If the Fair Market Value of the Common Stock cannot be determined pursuant to the preceding provisions, the “Fair Market Value” of the Common Stock shall be determined by the Plan Administrator in such a manner as it deems appropriate, consistent with the requirements of Section 409A.

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2.20	Full Value Award

An Award other than of Options or Stock Appreciation Rights, which is settled by the issuance of Common Stock.

2.21	Good Reason

Unless otherwise provided in an Award Agreement, the term “Good Reason” shall have the following meaning as applied to a Participant who is an Employee: (i) to the extent defined in an Employee’s employment agreement, the term “Good Reason” shall have the same meaning as set forth in the employment agreement with respect to such Employee, (ii) in the case of an Employee covered by the Company’s Key Employee Change-of-Control Contract, the term “Good Reason” shall have the same meaning as set forth in the Key Employee Change-of-Control Contract entered into with such Employee, (iii) in the case of an Employee covered by the Company’s Key Manager Change-of-Control Agreement, the term “Good Reason” shall have the same meaning as set forth in the Key Manager Change-of-Control Agreement entered into with such Employee; and (iv) in the case of any Employee not covered by clause (i), (ii) or (iii) above, the term “Good Reason” shall have the same meaning as set forth in the Company’s Change of Control Severance Plan, as it may be amended from time to time. With respect to a Participant who is not an Employee, “Good Reason” shall have the meaning ascribed thereto in the applicable Award Agreement and, in the absence of the definition of such term in such agreement, the provisions in Section 16 relating to “Good Reason” shall not be applicable to such Participant’s Award evidenced by such agreement.

2.22	Incentive Award

A percentage of base salary, a fixed dollar amount or other measure of compensation which Participants are eligible to receive, in cash, Common Stock and/or other Awards under the Plan, at the end of a Performance Period if certain performance measures are achieved.

2.23	Incentive Stock Option

An option intended to meet the requirements of an “incentive stock option” as defined in Section 422 of the Code, as in effect at the time of grant of such Option, or any statutory provision that may hereafter replace such section.

2.24	Management Committee

A committee designated by the Board (either by resolution or by provisions contained in the Plan) and consisting of the Chief Executive Officer, provided that such officer is a member of the Board, and such other members of the Board as the Board may determine from time to time.

2.25	Maximum Grant

The maximum grants set forth in Section 5.2(a).

2.26	Nonqualified Option

An Option which is not intended to meet the requirements of an “incentive stock option” as defined in Section 422 of the Code.

2.27	Option

An Incentive Stock Option or a Nonqualified Option.

2.28	Option Price

The price per share of Common Stock at which an Option is exercisable.

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2.29	Other Stock-Based Award

As defined in Section 13.2.

2.30	Participant

An eligible Employee or a Consultant (which includes, for the avoidance of doubt, a non-employee member of the Board) to whom Awards are granted under the Plan as set forth in Section 4. References to a “Participant” in the Plan will be interpreted to mean an Employee, a Consultant, Employees or Consultants as individual groups or as one group in the aggregate, as the context so provides.

2.31	Performance Goals

The Plan Administrator may grant Awards subject to one or more Performance Goals set forth in the table below (collectively the “Performance Goals”) to any Participant, including, without limitation, to any Covered Employee. As to any such Awards, the Plan Administrator shall establish one or more of the Performance Goals for each Performance Period in writing. Each Performance Goal selected for a particular Performance Period shall include any one or more of the following, either individually, alternatively or in any combination, applied to either the Company as a whole or to a Subsidiary or a business unit of the Company or any Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of time, on an absolute basis or relative to the pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Plan Administrator:

Financial Goals	• Earnings • Revenues • Debt level • Cost reduction targets • Interest-sensitivity gap levels • EBITDAX • Debt/average daily production	• Earnings per share • Cash flow from operations • Equity ratios • Capital expended • Weighted average cost of capital • Return on assets • Debt/proved developed reserves	• Net income • Free cash flow • Expenses • Working capital • Operating or profit margin • Return on equity or capital employed or investment • Debt/proved reserves
Operating Goals	• Amount of oil and/or gas reserves • Lease operating expense or lease operating expense/barrels of oil equivalent	• Oil and/or gas reserve additions • Costs of finding and/or developing oil and/or gas reserves • Operating costs	• Oil and/or gas replacement ratios • Natural gas and/or oil production or sales
Corporate and Other Goals

•  Total stockholder return

•  Asset quality levels

•  Investments

•  Satisfactory internal or external audits

•  Achievement of balance sheet or income statement objectives

•  General and administrative expenses

		• Market share • Assets • Asset sale targets • Value of assets • Employee retention/attrition rates • Improvement of financial ratings • Production growth per net debt adjusted share	• Charge-offs • Non-performing assets • Fair Market Value of Common Stock • Regulatory compliance • Safety targets • Economic value added

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The Plan Administrator may adjust the Performance Goals to include or exclude the impact of an event or occurrence which the Plan Administrator determines should appropriately be included or excluded, including, without limitation, extraordinary, unusual or infrequent items or events, charges, gains or losses on the disposition of business units, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and loan loss provisions. The Plan Administrator may also provide for the manner in which performance will be measured against the Performance Goals (or may adjust the Performance Goals) to reflect the impact of specified corporate transactions, a Change in Capitalization, special charges, accounting policy changes and tax law changes. In addition, the Plan Administrator may make such adjustments to the Performance Goals applicable to Participants who are not Covered Employees as it determines are appropriate. Such adjustments may occur at the time of the granting of an Award, or at any time thereafter, but, in the case of Covered Employees, only to the extent permitted by Section 162(m). Performance Goals may include a threshold level of performance below which no Awards shall be earned, target levels of performance at which specific Awards will be earned, and a maximum level of performance at which the maximum level of Awards will be earned.

With respect to “performance-based compensation” within the meaning of Section 162(m) for Covered Employees, the Plan Administrator shall establish the applicable Performance Goals within any time period required under Section 162(m) and the Plan Administrator may not in any event increase the amount of compensation payable to a Covered Employee upon the satisfaction of any Performance Goal. Prior to the payment of any “performance-based compensation” within the meaning of Section 162(m), the Plan Administrator shall certify in writing (which shall be satisfied upon the Plan Administrator’s approval of preambles and resolutions regarding such performance results and payout and without condition with respect to any subsequent approval of the minutes of the meeting relating to such certification) the extent to which the applicable Performance Goals were, in fact, achieved and the amounts to be paid, vested or delivered as a result thereof; provided, that the Plan Administrator may reduce, but not increase, such amount.

2.32	Performance Period

That period of time during which Performance Goals are evaluated to determine the vesting or granting of Awards under the Plan, as the Plan Administrator may determine, provided that the period is no longer than ten (10) years.

2.33	Performance Shares

An Award granted under the Plan representing the right to receive a number of shares of Common Stock for each Performance Share granted, as the Plan Administrator may determine.

2.34	Performance Units

An Award granted under the Plan representing the right to receive a payment (either in cash or Common Stock) equal to the value of a Performance Unit, as the Plan Administrator may determine.

2.35	Permitted Transferee

As defined in Section 7.3(f).

2.36	Plan

As defined in Section 1.

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2.37	Plan Administrator

Those committees appointed and authorized pursuant to Section 3 to administer the Plan.

2.38	Prior Plan

As defined in Section 1.

2.39	Restricted Stock

Common Stock granted under the Plan that is subject to the requirements of Section 10 and such other restrictions as the Plan Administrator deems appropriate. References to Restricted Stock in the Plan shall include Restricted Stock awarded in conjunction with Incentive Awards pursuant to Section 12, unless the context otherwise requires.

2.40	Restricted Stock Units

An Award granted under the Plan representing a right to receive a payment (either in cash and/or Common Stock) equal to the value of a share of Common Stock.

2.41	Restriction Period

As defined in Sections 10.2 and 11.2, as applicable.

2.42	Rule 16b-3

Rule 16b-3 of the General Rules and Regulations under the Exchange Act.

2.43	Section 16 Insider

Any person who is selected by the Plan Administrator to receive an Award pursuant to the Plan and who is or is reasonably expected to become subject to the requirements of Section 16 of the Exchange Act, and the rules and regulations promulgated thereunder.

2.44	Section 162(m)

Section 162(m) of the Code.

2.45	Section 409A

Section 409A of the Code.

2.46	Securities Act

The Securities Act of 1933, as amended and rules promulgated thereunder.

2.47	Stock Appreciation Right

Any right granted under Section 8.

2.48	Subsidiary

An entity that is designated by the Plan Administrator as a subsidiary for purposes of the Plan and that is a corporation, partnership, joint venture, limited liability company, limited liability partnership, or other entity in which the Company owns directly or indirectly, fifty percent (50%) or more of the voting power or profit interests, or as to which the Company or one of its affiliates serves as general or managing partner or in a similar capacity. Notwithstanding the foregoing, for purposes of Options intended to qualify as Incentive Stock Options, the term “Subsidiary” shall mean a corporation (or other entity treated as a corporation for tax purposes) in which the Company directly or indirectly holds more than fifty percent (50%) of the voting power.

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2.49	Termination of Service

(a) As to an Employee, the time when the employee-employer relationship between a Participant and the Company or any Employer is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Participant simultaneously commences or remains in employment or service with the Company or any Employer.

(b) As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company or any Employer is terminated for any reason, with or without Cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Employer.

SECTION 3

ADMINISTRATION

3.1	Plan Administrator

(a) The Compensation and Benefits Committee of the Board shall be the Plan Administrator with respect to all Covered Employees and all Section 16 Insiders. As to these individuals, the Plan Administrator (including each individual that is a member thereof) shall be constituted at all times so as to (i) be “independent” as such term is defined pursuant to the rules of any stock exchange on which the Common Stock may then be listed, and (ii) meet the non-employee director standards of Rule 16b-3 and the outside director requirements of Section 162(m), so long as any of the Company’s equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act.

(b) Other than as set forth in Section 3.1(a) and subject to Section 3.4 (and subject to applicable law), the Management Committee shall be the Plan Administrator. The Board may from time to time remove members from, or add members to, the Management Committee.

(c) Notwithstanding Sections 3.1(a) and 3.1(b), the Board may designate itself or the Compensation and Benefits Committee of the Board as the Plan Administrator as to any Participant or groups of Participants unless such designation with respect to a Participant or groups of Participants would not be in compliance with the requirements of the Code, the Exchange Act or the Securities Act.

(d) The above committees hereby designate the appropriate Employees or other agents of the Company to handle the day-to-day administrative matters of the Plan.

3.2	Authority of Plan Administrator

Subject to the express terms and conditions set forth herein, the Plan Administrator shall have the power from time to time to:

(a) select the Participants to whom Awards shall be granted under the Plan and the number of shares or amount of cash subject to such Awards and prescribe the terms and conditions (which need not be identical) of each such Award;

(b) set the terms and conditions of any Award consistent with the terms of the Plan (which may be based on Performance Goals or other performance measures as the Plan Administrator shall determine), and make any amendments, modifications or adjustments to such Awards;

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(c) construe and interpret the Plan and the Awards granted hereunder and establish, amend and revoke rules and regulations for the administration of the Plan, including, without limitation, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Award Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan comply with Rule 16b-3, the Code, to the extent applicable, and other applicable laws, and otherwise to make the Plan fully effective;

(d) exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

(e) generally, exercise such powers and perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

All decisions and determinations by the Plan Administrator in the exercise of the above powers shall be final, binding and conclusive upon the Company, a Subsidiary, the Participants and all other persons having or claiming any interest therein. The Plan Administrator shall cause the Company at the Company’s expense to take any action related to the Plan which may be necessary to comply with the provisions of any federal, state or foreign law or any regulations issued thereunder, which the Plan Administrator determines are intended to be complied with. All Awards and any administrative action taken by the Plan Administrator shall be in conformity with all applicable federal, state, and local laws and shall not discriminate on the basis of sex, race, color, religion, national origin, citizenship, age, disability, marital or veterans status, sexual orientation or any other legally protected categories.

Notwithstanding the foregoing, the Plan Administrator shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to any Awards held by Covered Employees that are intended to qualify as performance-based compensation under Section 162(m) if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Awards to fail to so qualify.

3.3	Indemnification of Plan Administrator

Each member of any committee acting as Plan Administrator, while serving as such, shall be entitled, in good faith, to rely or act upon any advice of the Company’s independent auditors, counsel or consultants hired by the committee, or other agents assisting in the administration of the Plan. The Plan Administrator and any Employee of the Company acting at the direction or on behalf of the Company shall not be personally liable for any action or determination taken or made, or not taken or made, in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected under the Company’s charter or by-laws with respect to any such action or determination.

3.4	Delegation to Management Committee

To the maximum extent permitted by applicable law and subject to Section 3.1, the Board and the Compensation and Benefits Committee of the Board hereby delegate to the Management Committee the authority (i) to designate the Employees and Consultants who shall be Participants, (ii) to determine the Awards to be granted to any such Participants or (iii) both (i) and (ii); provided, however, that the Management Committee shall not have the authority to grant Awards to any member of the Management Committee, a Covered Employee or a Section 16 Insider and shall be subject to such other limitations set forth in the Plan. This provision shall be deemed to constitute a delegation from the Board to the Management Committee without further action by the Board. However, the Board or the Compensation and Benefits Committee of the Board may, from time to time, limit the total number of shares Common Stock subject to such delegation.

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SECTION 4

ELIGIBILITY

To be eligible to be a Participant, an individual must be an Employee or a Consultant of an Employer, as of the date on which the Plan Administrator grants to such individual an Award under the Plan. Members of the Board shall be eligible to participate in the Plan. Each grant of an Award under the Plan shall be evidenced by an Award Agreement.

SECTION 5

SHARES AVAILABLE FOR THE PLAN

5.1	Aggregate Shares

(a)	Share Authorization

Subject to Section 5.1(b), Section 5.1(d) and adjustment as provided in Section 5.3, the maximum aggregate number of shares of Common Stock available for issuance under the Plan on or after the Effective Date shall be 40,960,362 shares, less the sum of (i) one (1) share for every one (1) share that was subject to an “Option” or “Stock Appreciation Right” granted under the Prior Plan after December 31, 2015 and prior to the Effective Date and (ii) 2.39 shares for every one (1) share that was granted under the Prior Plan as a “Full Value Award” after December 31, 2015 and prior to the Effective Date.

(b)	Limit on Full Value Awards—Flexible Share Pool

Each share of Common Stock subject to a Full Value Award granted on or after the Effective Date shall reduce the shares that remain available for issuance under the Plan by 2.39 shares of Common Stock. Each share of Common Stock subject to an Award granted on or after the Effective Date other than a Full Value Award shall reduce the shares that remain available for issuance under the Plan by one (1) share of Common Stock.

(c)	Limit on Incentive Stock Options

Subject to adjustment as provided in Section 5.3, the maximum aggregate number of shares that may be issued under the Plan through Incentive Stock Options granted under the Plan on or after the Effective Date shall be 10,000,000.

(d)	Share Usage

Any shares of Common Stock related to Awards (or awards granted under the Prior Plan) which, after December 31, 2015, terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares of Common Stock or are settled in cash in lieu of shares of Common Stock shall be available again for grant under the Plan; provided, however, that shares of Restricted Stock issued under the Plan (or similar awards issued under the Prior Plan) and forfeited back to the Plan after December 31, 2015 shall not be considered to have been issued for purposes of this sentence and shall be available again for grant under the Plan. However, shares of Common Stock that are subject to Stock Appreciation Rights granted under the Plan (or that were subject to “Stock Appreciation Rights” (as defined in the Prior Plan) granted under the Prior Plan) but are not issued or delivered as a result of the net settlement in shares of Common Stock of such Stock Appreciation Rights (or such “Stock Appreciation Rights” granted under the Prior Plan) shall not be available again for grant under the Plan. Furthermore, any shares of Common Stock withheld to satisfy tax withholding obligations on an

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Award issued under the Plan (or withheld after December 31, 2015 on an award issued under the Prior Plan), shares of Common Stock tendered to pay the exercise price of an Award under the Plan (or tendered after December 31, 2015 to pay the exercise price of an award issued under the Prior Plan), and shares of Common Stock repurchased on the open market with the proceeds of an Option exercise (or so repurchased after December 31, 2015 with the proceeds of the exercise of an “Option” (as defined in the Prior Plan) granted under the Prior Plan) will no longer be eligible to be again available for grant under the Plan. In addition, the full number of Incentive Stock Options exercised shall be counted against the number of shares that may be issued under the Plan through Incentive Stock Options awarded under the Plan on or after the Effective Date pursuant to Section 5.1(c), regardless of the number of shares of Common Stock actually issued upon exercise of such Incentive Stock Options. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares of Common Stock or treasury shares of Common Stock.

Any shares of Common Stock that again become available for Awards under the Plan pursuant to the preceding provisions of this Section shall be added as (i) one (1) share for every one (1) share subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plan, (ii) as 2.39 shares for every one (1) share subject to Awards granted on or after the Effective Date other than Options or Stock Appreciation Rights, and (iii) 2.39 shares for every one (1) share subject to awards granted under the Prior Plan prior to the Effective Date other than options or stock appreciation rights so granted under the Prior Plan.

Substitute Awards (as defined below) shall not reduce the shares authorized for issuance under the Plan or the limitations on grants to a Participant under Section 5.2, nor shall shares subject to a Substitute Award be added to the shares available for issuance under the Plan as provided above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may, if and to the extent determined by the Board, be used for Awards under the Plan and shall not reduce the shares authorized for issuance under the Plan (and shares subject to such Awards shall not be added to the shares available for issuance under the Plan as provided above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not, prior to such acquisition or combination, employed by (and who were not non-employee directors or consultants of) the Company or any of its Subsidiaries immediately prior to such acquisition or combination. For purposes of this Section “Substitute Awards” shall mean Awards granted or shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

5.2	Individual Limitations

(a)	Maximum Grants

Subject to adjustment as provided in Section 5.3, no Participant may be granted (i) Options or Stock Appreciation Rights during any calendar year with respect to more than 2,500,000 shares of Common Stock and (ii) Awards (other than Options or Stock Appreciation Rights) during any calendar

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year that are denominated in shares of Common Stock under which more than 1,500,000 shares of Common Stock may be earned for each twelve (12) months in the vesting period or Performance Period (which vesting or Performance Period, as applicable, shall not exceed ten (10) years). No Participant may be granted Awards during any calendar year that are not denominated in shares of Common Stock under which more than $10,000,000 (including the Fair Market Value of any shares of Common Stock paid in satisfaction of such Awards) may be earned for each twelve (12) months in the vesting or Performance Period (which vesting or Performance Period, as applicable, shall not exceed ten (10) years). Each of the limitations in this paragraph shall be multiplied by two (2) with respect to Awards granted to a Participant during the first calendar year in which the Participant commences employment with the Company and its Subsidiaries. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this paragraph to the extent required by Section 162(m).

(b)	Additional Limitation Applicable to Non-Employee Directors

Notwithstanding any provisions to the contrary in the Plan, in any other incentive compensation plan of the Company or any of its Subsidiaries (including, without limitation, the Company’s 2008 Director Compensation Plan), or any other compensatory policy or program of the Company applicable to its non-employee directors (collectively, the “Director Programs”), the sum of “A” and “B” for any individual, non-employee director for any single calendar year beginning on or after January 1, 2016 shall not exceed $750,000, where:

“A”	equals the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards granted under the Director Programs (other than with respect to compensation described in “B” below) to such director during such calendar year; and

“B”	equals the aggregate cash value of such director’s retainer, meeting attendance fees, committee assignment fees, lead director retainer, committee chair and member retainers and other Board fees related to service on the Board or committee(s) of the Board that are initially denominated as a cash amount or any other property other than Common Stock (whether paid currently or on a deferred basis or in cash or other property (including Common Stock)) for such calendar year;

provided, however, that the limitation described in this sentence shall be determined without regard to grants of awards under the Director Programs and compensation, if any, paid to a non-employee director during any period in which such individual was an Employee or Consultant (other than in the capacity of a non-employee director).

5.3	Adjustments in Authorized Shares

(a) In the event of a Change in Capitalization, the Plan Administrator shall make such adjustments, if any, as it determines are appropriate and equitable, and to the extent such an action does not conflict with Delaware or other applicable laws or securities exchange rules, to (i) the maximum number and class of shares of Common Stock or other stock or securities with respect to which Awards may be granted under the Plan, (ii) the maximum number and class of shares of Common Stock or other stock or securities that may be issued upon exercise of Nonqualified Options, Incentive Stock Options and Stock Appreciation Rights, (iii) the Maximum Grants, (iv) the number and class of shares of Common Stock or other stock or securities which are subject to outstanding Awards granted under the Plan and the Option Price or exercise price therefor, if applicable, and (v) the Performance Goals; provided, however, that in the case of an “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards No. Update Topic 718),

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the Board shall make an equitable or appropriate adjustment to outstanding Awards to reflect such equity restructuring. Any such adjustment shall be final, binding and conclusive on all persons claiming any right or interest under the Plan.

(b) If, by reason of a Change in Capitalization, a Participant shall be entitled to, or shall be entitled to exercise an Option or Stock Appreciation Right with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the shares of Common Stock that such shares replaced or to the Option or Stock Appreciation Right, as the case may be, prior to such Change in Capitalization.

5.4	Effect of Certain Transactions

Following (a) the liquidation or dissolution of the Company or (b) a merger or consolidation of the Company (a “Transaction”), (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Transaction (which treatment may be different as among different types of Awards and different holders thereof) or (ii) if not so provided in such agreement, each Participant shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Awards, upon exercise of any Option or Stock Appreciation Right or payment or transfer in respect of any other Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Transaction in respect of a share of Common Stock; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to Awards prior to such Transaction, but giving effect to any applicable provision of the Plan or any Award Agreement if the Transaction is a Change of Control. Without limiting the generality of the foregoing, the treatment of outstanding Options and Stock Appreciation Rights pursuant to clause (i) of this Section 5.4 in connection with a Transaction may include the cancellation of outstanding Options and Stock Appreciation Rights upon consummation of the Transaction provided either (x) the holders of affected Options and Stock Appreciation rights have been given a period of at least fifteen (15) days prior to the date of the consummation of the Transaction to exercise the Options and Stock Appreciation Rights (whether or not they were otherwise exercisable) or (y) the holders of the affected Options and Stock Appreciation Rights are paid (in cash or cash equivalents) in respect of each share of Common Stock covered by the Options or Stock Appreciation Rights being cancelled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the Transaction (the value of any non-cash consideration to be determined by the Plan Administrator in its sole discretion) over the exercise price thereof. For avoidance of doubt, (1) the cancellation of Options and Stock Appreciation Rights pursuant to clause (y) of the preceding sentence may be effected notwithstanding anything to the contrary contained in the Plan or any Award Agreement and (2) if the amount determined pursuant to clause (y) of the preceding sentence is zero or less, the affected Options and Stock Appreciation Rights may be cancelled without any payment therefor. The treatment of any Award as provided in this Section 5.4 shall be conclusively presumed to be appropriate for purposes of Section 5.3.

5.5	Minimum Vesting Requirements for Options and Stock Appreciation Rights

No Option or Stock Appreciation Right granted on or after the Effective Date may vest in less than one year from its date of grant. Notwithstanding the foregoing, up to 5% of the available shares of Common Stock authorized for issuance under the Plan as of the Effective Date may be subject to Options or Stock Appreciation Rights that vest (in full or in part) in less than one year from their date

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of grant (the “5% Basket”). Further, any Option or Stock Appreciation Right granted under the Plan may vest in full or in part upon death or disability of the Participant, or upon a Change of Control, and such vesting shall not count against the 5% Basket.

SECTION 6

AWARD AGREEMENTS

Upon a determination by the Plan Administrator that an Award is to be granted to a Participant pursuant to Section 7, 8, 9, 10, 11, 12 or 13, an Award Agreement shall be provided to such Participant as soon as practicable specifying, without limitation, the terms, conditions, rights and duties related thereto, including terms requiring forfeiture of Awards in the event of a Termination of Service by the Participant and terms relating to the Clawback/Forfeiture Events under Section 18.1. Each Award Agreement shall be subject to the terms and conditions of the Plan.

SECTION 7

STOCK OPTIONS

7.1	Grant of Options

Subject to the limitations in Sections 5.1 and 5.2, Options may be granted to eligible Participants in such number, and at such times during the term of the Plan, as the Plan Administrator shall determine. The Plan Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Plan Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of Performance Goals or other performance measures, the satisfaction of an event or condition within the control of the recipient of the Option or within the control of others. The granting of an Option shall take place when the Plan Administrator by resolution, written consent or other appropriate action determines to grant such an Option to a particular Participant at the Option Price. Each Option granted under the Plan shall be identified in the Award Agreement as either an Incentive Stock Option or a Nonqualified Option (or if no such identification is made, then it shall be a Nonqualified Option). No Incentive Stock Option shall be granted to any Participant who is not an Employee of the Company or any “subsidiary corporation” of the Company (as defined in Section 424(f) of the Code).

7.2	Special Provisions Applicable to Incentive Stock Options

Each provision of the Plan and each Incentive Stock Option granted thereunder shall be construed so that each such Option shall qualify as an Incentive Stock Option, and any provision thereof that cannot be so construed shall be disregarded, unless the Employee agrees otherwise. Incentive Stock Options, in addition to complying with the other provisions of the Plan relating to Options generally, shall be subject to the following conditions:

(a)	Ten Percent (10%) Stockholders

An Employee must not, immediately before an Incentive Stock Option is granted to him or her, own stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary corporation (within the meaning of Section 424 of the Code). This requirement is waived if (i) the Option Price of the Incentive Stock Option to be granted is at least one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Option, determined at the time the Option is granted, and (ii) the Option is not exercisable more than five (5) years from the date the Option is granted.

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(b)	Annual Limitation

To the extent that the aggregate Fair Market Value (determined at the time of the grant of the Option) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Employee during any calendar year exceeds One Hundred Thousand Dollars ($100,000), such Options shall be treated as Nonqualified Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, unless otherwise required by applicable law, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Options.

(c)	Additional Terms

Any other terms and conditions which the Plan Administrator determines, upon advice of counsel, must be imposed for the Option to be an Incentive Stock Option.

(d)	Notice of Disqualifying Disposition

If an Employee shall make any disposition of shares of Common Stock issued pursuant to an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to disqualifying dispositions), the Employee shall notify the Company of such disposition within twenty (20) days thereof.

7.3	Terms of Options

Except as otherwise provided in the Award Agreement and Section 7.2, all Incentive Stock Options and Nonqualified Options under the Plan shall be granted subject to the following terms and conditions:

(a)	Option Price

The Option Price shall be determined by the Plan Administrator in any reasonable manner, but shall not be less than the Fair Market Value of the Common Stock on the date the Option is granted, except in the case of Options that are granted in assumption of, or in substitution for, outstanding awards previously granted by (i) a company acquired by the Company or a Subsidiary, or (ii) a company with which the Company or a Subsidiary combines.

(b)	Duration of Options

Options shall be exercisable at such time and under such conditions as set forth in the Award Agreement, but in no event shall any Option (whether a Nonqualified Option or an Incentive Stock Option) be exercisable later than the tenth (10th) anniversary of the date of its grant.

(c)	Exercise of Options

Subject to the limitations in Section 5.5, Common Stock covered by an Option may be purchased at one time or in such installments over the option period as may be provided in the Award Agreement. Any Common Stock not purchased on an applicable installment date may be purchased thereafter at any time prior to the expiration of the Option in accordance with its terms. To the extent that the right to purchase Common Stock has accrued thereunder, an Option may be exercised from time to time by notice to the Company setting forth the amount of Common Stock with respect to which the Option is being exercised.

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(d)	Payment

The purchase price of Common Stock purchased under Options shall be paid in full to the Company upon the exercise of the Option by delivery of consideration equal to the product of the Option Price and the Common Stock purchased (the “Purchase Price”). Such consideration may be either (i) in cash or (ii) at the discretion of the Plan Administrator, in Common Stock (by either actual delivery of Common Stock or by attestation presenting satisfactory proof of beneficial ownership of such Common Stock) already owned by the Participant, or any combination of cash and Common Stock. The Fair Market Value of such Common Stock as delivered shall be valued as of the day of exercise. The Plan Administrator can determine that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws, regulations and state corporate law), an Option may also be exercised in a “cashless” exercise by delivery of a properly executed exercise notice together with irrevocable instructions to a broker approved by the Company to promptly deliver to the Company sufficient proceeds to pay the Purchase Price. A Participant shall have none of the rights of a stockholder until the Common Stock is issued to the Participant.

The Plan Administrator may permit a Participant to pay all or a portion of the Purchase Price by having Common Stock with a Fair Market Value equal to all or a portion of the Purchase Price be withheld from the shares issuable to the Participant upon the exercise of the Option. The Fair Market Value of such Common Stock as is withheld shall be determined as of the same day as the exercise of the Option.

(e)	Restrictions

The Plan Administrator shall determine and reflect in the Award Agreement, with respect to each Option, the nature and extent of the restrictions, if any, to be imposed on the Common Stock which may be purchased thereunder, including, without limitation, restrictions on the transferability of such Common Stock acquired through the exercise of such Options for such periods as the Plan Administrator may determine. In addition, to the extent permitted by applicable laws and regulations, the Plan Administrator may require that a Participant who wants to effectuate a “cashless” exercise of Options be required to sell the Common Stock acquired in the associated exercise to the Company, or in the open market through the use of a broker selected by the Company, at such price and on such terms as the Plan Administrator may determine at the time of grant, or otherwise. Without limiting the foregoing, the Plan Administrator may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Common Stock issued as a result of the exercise of an Option, including without limitation (i) restrictions under an insider trading policy, (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by one or more Participants and (iii) restrictions as to the use of a specified brokerage firm for such resales or other transfers. No dividend equivalents may be granted in connection with any Option.

(f)	Transferability of Options

Notwithstanding Section 18.2 and only if allowed by the Plan Administrator in its discretion, Nonqualified Options may be transferred to a Participant’s immediate family members, directly or indirectly or by means of a trust, corporate entity or partnership (a person who thus acquires this option by such transfer, a “Permitted Transferee”). A transfer of a Nonqualified Option may only be effected by the Company at the request of the Participant and shall become effective upon the Permitted Transferee agreeing to such terms as the Plan Administrator may require and only when recorded in the Company’s record of outstanding Options. In the event an Option is transferred as

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contemplated hereby, the Option may not be subsequently transferred by the Permitted Transferee except a transfer back to the Participant or by will or the laws of descent and distribution. A transferred Option may be exercised by a Permitted Transferee to the same extent as, and subject to the same terms and conditions as, the Participant (except as otherwise provided herein), as if no transfer had taken place. As used herein, “immediate family member” shall mean, with respect to any person, such person’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, and shall include adoptive relationships. In the event of exercise of a transferred Option by a Permitted Transferee, any amounts due to (or to be withheld by) the Company upon exercise of the Option shall be delivered by (or withheld from amounts due to) the Participant, the Participant’s estate or the Permitted Transferee, in the reasonable discretion of the Company.

In addition, to the extent permitted by applicable law and Rule 16b-3, the Plan Administrator may permit a recipient of a Nonqualified Option to designate in writing during the Participant’s lifetime a Beneficiary to receive and exercise the Participant’s Nonqualified Options in the event of such Participant’s death.

(g)	Purchase for Investment

The Plan Administrator shall have the right to require that each Participant or other person who shall exercise an Option under the Plan, and each person into whose name the Common Stock shall be issued pursuant to the exercise of an Option, represent and agree that any and all Common Stock purchased pursuant to such Option is being purchased for investment only and not with a view to the distribution or resale thereof and that such Common Stock will not be sold except in accordance with such restrictions or limitations as may be set forth in the Option or by the Plan Administrator. This Section 7.3(g) shall be inoperative during any period of time when the Company has obtained all necessary or advisable approvals from governmental agencies and has completed all necessary or advisable registrations or other qualifications of the Common Stock as to which Options may from time to time be granted as contemplated in Section 17.

(h)	No Repricing or Exchange

Other than pursuant to Section 5.3, the Plan Administrator may not take any action (i) to amend the terms of an outstanding Option to reduce the Option Price thereof, cancel an Option and replace it with a new Option with a lower Option Price, or that has an economic effect that is the same as any such reduction or cancellation or (ii) to cancel an outstanding Option having an Option Price above the then-current Fair Market Value of the Common Stock in exchange for the grant of another type of Award or cash (other than in connection with a Change of Control), without, in each such case, first obtaining approval of the Company’s stockholders of such action.

SECTION 8

STOCK APPRECIATION RIGHTS

8.1	Grant of Stock Appreciation Rights

Subject to the limitations in Sections 5.1 and 5.2, Stock Appreciation Rights may be granted to Participants in such number, and at such times during the term of the Plan, as the Plan Administrator shall determine. The Plan Administrator may grant a Stock Appreciation Right or provide for the grant of a Stock Appreciation Right, either from time to time in the discretion of the Plan Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement

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of Performance Goals or other performance measures, the satisfaction of an event or condition within the control of the recipient of the Stock Appreciation Right or within the control of others. The granting of a Stock Appreciation Right shall take place when the Plan Administrator by resolution, written consent or other appropriate action determines to grant such a Stock Appreciation Right to a particular Participant at a particular price. A Stock Appreciation Right may be granted freestanding or in tandem or in combination with any other Award under the Plan.

8.2	Exercise of Stock Appreciation Rights

Subject to the limitations in Section 5.5, a Stock Appreciation Right may be exercised upon such terms and conditions and for such term as the Plan Administrator shall determine; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth (10th) anniversary of the date of its grant. Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to receive Common Stock, or the cash equivalent, with an aggregate Fair Market Value determined by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the price determined by the Plan Administrator on the date of grant (which price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant, except in the case of Stock Appreciation Rights that are granted in assumption of, or in substitution for, outstanding awards previously granted by (x) a company acquired by the Company or a Subsidiary, or (y) a company with which the Company or a Subsidiary combines) times (ii) the number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised. The value of any fractional shares shall be paid in cash.

8.3	Special Provisions Applicable to Stock Appreciation Rights

Stock Appreciation Rights are subject to the following restrictions:

(a) A Stock Appreciation Right granted in tandem with any other Award under the Plan shall be exercisable at such time or times as the Award to which it relates shall be exercisable, or at such other times as the Plan Administrator may determine.

(b) The right of a Participant to exercise a Stock Appreciation Right granted in tandem with any other Award under the Plan shall be canceled if and to the extent the related Award is exercised or canceled. To the extent that a Stock Appreciation Right is exercised, the related Award shall be deemed to have been surrendered unexercised and canceled.

(c) A holder of Stock Appreciation Rights shall have none of the rights of a stockholder until the Common Stock, if any, is issued to such holder pursuant to such holder’s exercise of such rights. No dividend equivalents may be granted in connection with any Stock Appreciation Right.

(d) The acquisition of Common Stock pursuant to the exercise of a Stock Appreciation Right shall be subject to the same restrictions as would apply to the acquisition of Common Stock acquired upon exercise of an Option, as set forth in Section 7.3.

8.4	No Repricing or Exchange

Other than pursuant to Section 5.3, the Plan Administrator may not take any action (i) to amend the terms of an outstanding Stock Appreciation Right to reduce the grant price thereof, cancel a Stock Appreciation Right and replace it with a new Stock Appreciation Right with a lower grant price, or that has an economic effect that is the same as any such reduction or cancellation or (ii) to cancel an outstanding Stock Appreciation Right having a grant price above the then-current Fair Market Value of the Common Stock in exchange for the grant of another type of Award or cash (other than in connection with a Change of Control), without, in each such case, first obtaining approval of the Company’s stockholders of such action.

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SECTION 9

PERFORMANCE SHARES AND PERFORMANCE UNITS

9.1	Grant of Performance Shares and Performance Units

Subject to the limitations in Sections 5.1 and 5.2, (a) Performance Shares or Performance Units may be granted to Participants at any time and from time to time as the Plan Administrator shall determine, and (b) the Plan Administrator shall have complete discretion in determining the number of Performance Shares or Performance Units granted to each Participant and the terms and conditions thereof. Performance Shares and Performance Units may be granted alone or in combination with any other Award under the Plan.

9.2	Value of Performance Shares and Performance Units

The Plan Administrator shall establish Performance Goals for any specified Performance Periods. In no event shall a Performance Period be less than one (1) year with respect to grants of Performance Shares or Performance Units. Prior to each grant of Performance Shares or Performance Units, the Plan Administrator shall establish an initial amount of Common Stock for each Performance Share and an initial value for each Performance Unit granted to each Participant for that Performance Period. Prior to each grant of Performance Shares or Performance Units, the Plan Administrator also shall set the Performance Goals that will be used to determine the extent to which the Participant receives Common Stock for the Performance Shares or payment of the value of the Performance Units awarded for such Performance Period. With respect to each such Performance Goal utilized during a Performance Period, the Plan Administrator may assign percentages or other relative values to various levels of performance which shall be applied to determine the extent to which the Participant shall receive a payout of the number of Performance Shares or value of Performance Units awarded.

9.3	Payment of Performance Shares and Performance Units

After a Performance Period has ended, the holder of a Performance Share or Performance Unit shall be entitled to receive the value thereof as determined by the Plan Administrator. The Plan Administrator shall make this determination by first determining the extent to which the Performance Goals set pursuant to Section 9.2 have been met. The Plan Administrator shall then determine the applicable percentage or other relative value to be applied to, and will apply such percentage or other relative value to, the number of Performance Shares or value of Performance Units to determine the payout to be received by the Participant. In addition, with respect to Performance Shares and Performance Units granted to each Participant, no payout shall be made hereunder except upon written certification by the Plan Administrator that the applicable Performance Goals have been satisfied to a particular extent.

9.4	Form and Timing of Payment

The payment described in Section 9.3 shall be made in Common Stock, or in cash, or partly in Common Stock and partly in cash, at the discretion of the Plan Administrator and set forth in the Award Agreement. The value of any fractional shares shall be paid in cash. Payment shall be made in a lump sum or installments as prescribed in the applicable Award Agreement. If Common Stock is to be converted into an amount of cash on any date, or if an amount of cash is to be converted into Common Stock on any date, such conversion shall be done at the then-current Fair Market Value of the Common Stock on such date.

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9.5	Dividend Equivalents

The Plan Administrator may provide that Performance Shares or Performance Units awarded under the Plan shall be entitled to an amount per Performance Share or Performance Unit equal in value to the cash dividend, if any, paid per share of Common Stock on issued and outstanding shares, on the dividend payment dates (“Dividend Payment Date”) occurring during the period between the date on which the Performance Shares or Performances Unit are granted to the Participant and the date on which such Performance Shares or Performance Units are settled under the Plan (or such other period as designated by the Plan Administrator). Such paid amounts called “dividend equivalents” shall be accrued and paid in cash and/or Common Stock (including reinvestment in additional shares of Common Stock) and paid at such time as the Performance Share or Performance Unit to which it relates vests and settles or at such other time as provided in the applicable Award Agreement (for the avoidance of doubt, such dividend equivalents shall also be subject to restrictions and risk of forfeiture to the same extent as the underlying Award). The number of shares of Common Stock to be issued and/or reinvested shall be determined based on the Fair Market Value on the Dividend Payment Date.

SECTION 10

RESTRICTED STOCK

10.1	Grant of Restricted Stock

Subject to the limitations in Sections 5.1 and 5.2, Restricted Stock may be granted to Participants in such number and at such times during the term of the Plan as the Plan Administrator shall determine. The Plan Administrator may grant Restricted Stock or provide for the grant of Restricted Stock, either from time to time in the discretion of the Plan Administrator or automatically upon the occurrence of specified events.

10.2	Restriction Period

Restricted Stock shall be subject to Section 18.2 for the period determined by the Plan Administrator and provided in the applicable Award Agreement (the “Restriction Period”). During the Restriction Period, the Plan Administrator shall evidence the restrictions on the shares of Restricted Stock in such a manner as it determines is appropriate (including, without limitation, (i) by means of appropriate legends on shares of Restricted Stock that have been certificated and (ii) by means of appropriate stop-transfer orders on shares of Restricted Stock credited to book-entry accounts).

10.3	Other Restrictions

The Plan Administrator shall impose such other restrictions on Restricted Stock granted pursuant to the Plan as it may deem advisable, including Performance Goals or other performance measures or vesting requirements. The Plan Administrator may require, under such terms and conditions as it deems appropriate or desirable, that the certificates for Restricted Stock delivered under the Plan may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of any issuance of Restricted Stock that the Participant shall have delivered a stock power endorsed in blank relating to the shares of Restricted Stock.

10.4	Voting Rights; Dividends and Other Distributions

A Participant receiving a grant of Restricted Stock shall be recorded as a stockholder of the Company. Except as otherwise provided under the terms of the Plan or an Award Agreement, a

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Participant who receives a grant of Restricted Stock shall have the rights of a stockholder with respect to such shares (except as provided in the restrictions on transferability), including the right to vote the shares and receive dividends and other distributions paid with respect to the underlying shares of Common Stock. The Plan Administrator may require that any cash dividend paid on a share of Common Stock subject to the Restricted Stock be (i) paid in cash on or about the Dividend Payment Date or accrued and paid at such time as the Restricted Stock to which it relates vests and settles, (ii) paid in Common Stock on or about the Dividend Payment Date or accrued and/or reinvested in additional shares of Common Stock and paid at such time as the Restricted Stock to which it relates vests and settles, or (iii) paid in any combination thereof of cash or Common Stock and paid at such times as the Plan Administrator shall determine. The number of shares of Common Stock to be issued and/or reinvested shall be determined based on the Fair Market Value on the Dividend Payment Date. Notwithstanding the preceding provisions of this Section, cash, stock and any other property distributed as a dividend or otherwise with respect to any award of Restricted Stock that vests based on achievement of Performance Goals or other performance measures shall either (x) not be paid or credited or (y) be accumulated, be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash, stock or other property has been distributed and be paid at the time such restrictions and risk of forfeiture lapse.

10.5	Issuance of Shares; Settlement of Awards

When the restrictions imposed by Sections 10.2 and 10.3 expire or otherwise lapse with respect to one or more shares of Restricted Stock, the Participant shall be obligated to return to the Company any certificate(s) representing shares of Restricted Stock (if applicable), and the Company shall deliver to the Participant one (1) share of Common Stock (which may be delivered in book-entry or certificated form) in satisfaction of each share of Restricted Stock, which shares so delivered shall not contain any legend. The delivery of shares pursuant to this Section 10.5 shall be subject to any required share withholding to satisfy tax withholding obligations pursuant to Section 18.10. Any fractional shares subject to such Restricted Stock shall be paid to the Participant in cash.

SECTION 11

RESTRICTED STOCK UNITS

11.1	Grant of Restricted Stock Units

Subject to the limitations in Sections 5.1 and 5.2, Restricted Stock Units may be granted to Participants in such number and at such times during the term of the Plan as the Plan Administrator shall determine. The Plan Administrator may grant Restricted Stock Units or provide for the grant of Restricted Stock Units, either from time to time in the discretion of the Plan Administrator or automatically upon the occurrence of specified events.

11.2	Restriction Period

Restricted Stock Units shall be subject to Section 18.2 for the period determined by the Plan Administrator and provided in the applicable Award Agreement (the “Restriction Period”).

11.3	Other Restrictions

The Plan Administrator shall impose such other restrictions on Restricted Stock Units granted pursuant to the Plan as it may deem advisable, including Performance Goals or other performance measures or vesting requirements. A Participant receiving a grant of Restricted Stock Units shall not be recorded as a stockholder of the Company and shall not acquire any rights of a stockholder unless or until the Participant is issued shares of Common Stock in settlement of such Restricted Stock Units.

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11.4	Dividend Equivalents

The Plan Administrator may provide that Restricted Stock Units awarded under the Plan shall be entitled to an amount per Restricted Stock Unit equal in value to the cash dividend, if any, paid per share of Common Stock on issued and outstanding shares, on the Dividend Payment Dates occurring during the period between the date on which the Restricted Stock Units are granted to the Participant and the date on which such Restricted Stock Units are settled, cancelled, forfeited, waived, surrendered or terminated under the Plan (or such other period designated by the Plan Administrator). Such paid amounts called “dividend equivalents” shall be (i) paid in cash on or about the Dividend Payment Date or accrued and paid at such time as the Restricted Stock Unit to which it relates vests and settles, (ii) paid in Common Stock on or about the Dividend Payment Date or accrued and/or reinvested in additional shares of Common Stock and paid at such time as the Restricted Stock Units to which it relates vests and settles, or (iii) paid in any combination thereof of cash or Common Stock and paid at such times as the Plan Administrator shall determine. The number of shares of Common Stock to be issued and/or reinvested shall be determined based on the Fair Market Value on the Dividend Payment Date. Notwithstanding the preceding provisions of this Section, cash, stock and any other property distributed as a dividend or otherwise with respect to any award of Restricted Stock Units that vests based on achievement of Performance Goals or other performance measures shall either (x) not be paid or credited or (y) be accumulated, be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock Units with respect to which such cash, stock or other property has been distributed and be paid at the time such restrictions and risk of forfeiture lapse.

11.5	Issuance of Shares; Settlement of Awards

When the restrictions imposed by Sections 11.2 and 11.3 expire or otherwise lapse with respect to one or more Restricted Stock Units, Restricted Stock Units shall be settled (i) in cash or (ii) by the delivery to the Participant of the number of shares of Common Stock equal to the number of the Participant’s Restricted Stock Units that are vested, or any combination thereof, as the Plan Administrator shall determine. The delivery of shares pursuant to this Section 11.5 shall be subject to any required share withholding to satisfy tax withholding obligations pursuant to Section 18.10. Any fractional shares subject to such Restricted Stock Units shall be paid to the Participant in cash.

SECTION 12

INCENTIVE AWARDS

12.1	Incentive Awards

The Plan Administrator shall establish Performance Goals or other performance measures which must be achieved for any Participant to receive payment with respect to an Incentive Award for a particular Performance Period; provided, however, that, with respect to an Incentive Award that is intended to constitute “performance-based compensation” within the meaning of Section 162(m) for Covered Employees, the Plan Administrator shall establish the applicable Performance Goals within any time period required under Section 162(m). The Performance Goals or other performance measures may be based on any combination of corporate and business unit Performance Goals or other performance measures. The Plan Administrator may also establish one or more Company-wide Performance Goals or other performance measures which must be achieved for any Participant to receive payment with respect to an Incentive Award for that Performance Period. Such Performance Goals or other performance measures may include a threshold level of performance below which no Incentive Award shall be earned, target levels of performance at which specific Incentive Awards will

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be earned, and a maximum level of performance at which the maximum level of Incentive Awards will be earned. Each Incentive Award shall specify the amount of cash, Common Stock and/or the amount of any other Awards subject to such Incentive Award.

12.2	Performance Goal Certification

An Incentive Award shall become payable to the extent provided herein in the event that the Plan Administrator certifies in writing prior to payment of the Incentive Award that the Performance Goals or other performance measures selected for a particular Performance Period have been attained. In no event will an Incentive Award be payable under the Plan if the threshold level of performance set for each Performance Goal or other performance measure for the applicable Performance Period is not attained.

12.3	Discretion to Reduce Awards; Participant’s Performance

The Plan Administrator, in its sole and absolute discretion and only prior to a Change of Control, may reduce the amount of any Incentive Award otherwise payable to a Participant upon attainment of any Performance Goal or other performance measure for the applicable Performance Period. A Participant’s individual performance must be satisfactory as determined by the Plan Administrator, regardless of the Company’s performance and the attainment of Performance Goals or other performance measures, before he or she may be paid an Incentive Award. In evaluating a Participant’s performance, the Plan Administrator shall consider the Performance Goals or other performance measures, the Participant’s responsibilities and accomplishments, and such other factors as it deems appropriate.

12.4	Required Payment of Incentive Awards

The Plan Administrator shall make a determination as soon as administratively possible after the information that is necessary to make such a determination is available for a particular Performance Period whether the Performance Goals or other performance measures for the Performance Period have been achieved, the amount of the Incentive Award for each Participant and whether the Incentive Award shall be paid in cash, Common Stock and/or other Awards under the Plan. The Plan Administrator shall certify the foregoing determinations in writing as provided in Section 2.31. In the absence of an election by the Participant pursuant to Section 14, the Incentive Award shall be paid as soon as practicable after the end of the calendar year, but in no event later than March 15 following the end of the calendar year, in which the foregoing determinations have been made.

SECTION 13

CASH AWARDS AND OTHER STOCK-BASED AWARDS

13.1	Grant of Cash Awards

Subject to the terms and provisions of the Plan, the Plan Administrator, at any time and from time to time, may grant cash awards to Participants in such amounts and upon such terms, including the achievement of Performance Goals or other specific performance measures, as the Plan Administrator may determine (each, a “Cash Award”).

13.2	Other Stock-Based Awards

The Plan Administrator may grant other types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted shares

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Appendix A

of Common Stock and Awards or shares of Common Stock in lieu of obligations to pay cash or deliver other property or Common Stock (including obligations to pay deferred compensation under any plan or program maintained by the Company or any Subsidiary or any other form of compensation)) in such amounts and subject to such terms and conditions, as the Plan Administrator shall determine (each, an “Other Stock-Based Award”). Such Other Stock-Based Awards may involve the transfer of Common Stock to Participants (either on a current or deferred basis), or payment in cash or otherwise of amounts based on or valued in whole or in part by reference to the value of Common Stock.

13.3	Value of Cash Awards and Other Stock-Based Awards

Each Cash Award granted pursuant to this Section 13 shall specify a payment amount or payment range as determined by the Plan Administrator. Each Other Stock-Based Award shall be expressed in terms of Common Stock or units based on Common Stock, as determined by the Plan Administrator. The Plan Administrator may establish performance measures applicable to such Awards in its discretion. If the Plan Administrator exercises its discretion to establish performance measures, the number and/or value of such Cash Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance measures are met.

13.4	Payment of Cash Awards and Other Stock-Based Awards

Payment, if any, with respect to a Cash Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash and/or Common Stock as the Plan Administrator determines and as set forth in the applicable Award Agreement. The value of any fractional shares shall be paid in cash.

SECTION 14

DEFERRAL ELECTIONS

The Plan Administrator may, to the extent permitted by applicable law, permit Employees and Consultants to defer Awards. Any such deferrals shall be subject to such terms, conditions and procedures that the Company may establish from time to time in its sole discretion and consistent with the advance and subsequent deferral election requirements of Section 409A.

SECTION 15

TERMINATION OF SERVICE

The Award Agreement applicable to each Award shall set forth the effect of a Termination of Service upon such Award; provided, however, that, unless explicitly set forth otherwise in an Award Agreement or as determined by the Plan Administrator, (i) all of a Participant’s unvested and/or unexercisable Awards shall automatically be forfeited upon a Termination of Service for any reason, and, as to Awards consisting of Options or Stock Appreciation Rights, the Participant shall be permitted to exercise the vested portion of the Option or Stock Appreciation Right for at least three (3) months following his or her Termination of Service (but in no event beyond the maximum term of the Option or Stock Appreciation Right), and (ii) all of a Participant’s Awards (whether vested or unvested, exercisable or unexercisable) shall automatically be forfeited upon the Participant’s Termination of Service for Cause. Provisions relating to the effect of a Termination of Service upon an Award shall be determined in the sole discretion of the Plan Administrator and need not be uniform among all Awards or among all Participants. Unless the Plan Administrator determines otherwise, the

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Appendix A

transfer of employment of a Participant as between the Company and a Subsidiary shall not constitute a Termination of Service. The Plan Administrator shall have the discretion to determine the effect, if any, that a sale or other disposition of an Employer will have on the Participant’s Awards.

SECTION 16

EFFECT OF A CHANGE OF CONTROL

Notwithstanding any other provision of the Plan to the contrary and unless otherwise provided in the Award Agreement or other agreement, in the event of a Change of Control:

(a)	Any Options and Stock Appreciation Rights outstanding which are not then exercisable and vested shall become fully exercisable and vested upon the termination of the Participant’s employment or service without Cause or for Good Reason during the Applicable Period.

(b)	The restrictions applicable to any Restricted Stock or Restricted Stock Unit Award which are not performance based shall lapse and such Restricted Stock or Restricted Stock Unit shall become free of all restrictions and become fully vested and transferable upon the termination of the Participant’s employment or service without Cause or for Good Reason during the Applicable Period.

(c)	The restrictions applicable to any Performance Share or Performance Unit Award and any performance-based Restricted Stock or Restricted Stock Unit granted pursuant to Sections 9, 10 or 11 or any Award that is subject to the attainment of Performance Goals shall become free of all restrictions and become fully vested and transferable upon the termination of the Participant’s employment or service without Cause or for Good Reason during the Applicable Period; provided, however, that any such Awards shall only vest to the extent the applicable Performance Goals have been achieved and the amount of vesting shall be based on actual performance.

(d)	Any restrictions applicable to Cash Awards and Other Stock-Based Awards which are not performance based shall immediately lapse and become payable within twenty (20) days following the termination of the Participant’s employment or service without Cause or for Good Reason during the Applicable Period.

(e)	Notwithstanding subparagraph (d) above, all Other Stock-Based Awards held by a Participant who is a non-employee member of the Board (irrespective of other payment elections that may be applicable to such Awards) shall be paid to the Participant (or his or her Beneficiary in the case of his or her death) within thirty (30) days after the date of the Change of Control, or at such later time as may be required to enable the Participant to avoid liability under Section 16(b) of the Exchange Act; provided, however, no such Awards shall be paid to the Participant if he or she continues to serve as a member of the Board or upon the board of directors of the Company’s successor, until such time said Awards would otherwise be paid.

For purposes of this Section 16 and unless otherwise provided in the Award Agreement, the term “Applicable Period” shall have the following meaning: (i) to the extent provided in an Employee’s employment agreement, severance or other individual agreement, the term “Applicable Period” shall mean the protection period following a Change of Control provided in the such

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Appendix A

agreement with respect to such Employee, (ii) in the case of an Employee covered by the Company’s Key Employee Change-of-Control Contract, the term “Applicable Period” shall mean the protection period following a Change of Control provided in the Key Employee Change-of-Control Contract entered into with such Employee, (iii) in the case of an Employee covered by the Company’s Key Manager Change-of-Control Agreement, the term “Applicable Period” shall mean the protection period following a Change of Control provided in the Key Manager Change-of-Control Agreement entered into with such Employee; (iv) in the case of any Employee not covered by clause (i), (ii) or (iii) above, the term “Applicable Period” shall mean the protection period following a Change of Control provided in the Company’s Change of Control Severance Plan, as it may be amended from time to time; and (v) in the case of a Participant who is not an Employee, the term “Applicable Period” shall mean the twelve-month period following a Change of Control.

In addition to the Plan Administrator’s authority set forth in Sections 5.3, in order to maintain the Participants’ rights in the event of any Change of Control, the Plan Administrator, as constituted before such Change of Control, is hereby authorized, and has sole discretion, as to any Award, either at the time such Award is made hereunder or any time thereafter, to take any one or more of the following actions: (i) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation after such Change of Control; (ii) provide that Options and Stock Appreciation Rights outstanding as of the date of the Change of Control shall be cancelled and terminated without payment if the Fair Market Value of one share as of the date of the Change of Control is less than the per share Option exercise price or Stock Appreciation Right grant price; or (iii) provide that each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such share immediately prior to the occurrence of such Change of Control over the exercise price per share of such Option and/or Stock Appreciation Right (such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction, if applicable) or in a combination thereof, as the Plan Administrator, in its discretion, shall determine).

SECTION 17

REGULATORY APPROVALS AND LISTING

The Company shall not be required to issue any certificate or create a book-entry account for shares of Common Stock under the Plan prior to:

(a) obtaining any approval or ruling from the Securities and Exchange Commission, the Internal Revenue Service or any other governmental agency which the Company, in its sole discretion, shall determine to be necessary or advisable;

(b) listing of such shares on any stock exchange on which the Common Stock may then be listed; and

(c) completing any registration or other qualification of such shares under any federal or state laws, rulings or regulations of any governmental body which the Company, in its sole discretion, shall determine to be necessary or advisable.

All certificates, or book-entry accounts, for shares of Common Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Plan Administrator may deem

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Appendix A

advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which Common Stock is then listed and any applicable federal or state securities laws, and the Plan Administrator may cause a legend or legends to be placed on any such certificates, or notations on such book-entry accounts, to make appropriate reference to such restrictions. The foregoing provisions of this paragraph shall not be effective if and to the extent that the shares of Common Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act or if and so long as the Plan Administrator determines that application of such provisions are no longer required or desirable. In making such determination, the Plan Administrator may rely upon an opinion of counsel for the Company. Without limiting the foregoing, the Plan Administrator may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by a Participant of any shares of Common Stock issued under the Plan, including without limitation (i) restrictions under an insider trading policy, (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by one or more Participants and (iii) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

SECTION 18

GENERAL PROVISIONS

18.1	Clawback/Forfeiture Events

(a) Awards shall be subject to any clawback policy maintained by the Company, as it may exist or be amended from time to time, subject to the discretion of the Plan Administrator. Furthermore, if required by Company policy, by the Sarbanes-Oxley Act of 2002 and/or by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 or other applicable laws, each Participant’s Award shall be conditioned on repayment or forfeiture in accordance with such applicable laws, Company policy, and any relevant provisions in the related Award Agreement.

(b) The Plan Administrator may specify in an Award Agreement or otherwise that a Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, without limitation, termination of employment or service for Cause, violation of material policies that may apply to the Participant, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or a Subsidiary.

18.2	Nontransferability

Unless otherwise provided in the Plan and permitted by law, including but not limited to the Code, the right of a Participant or Beneficiary to the payment of any Award granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution unless the Participant has received the Plan Administrator’s prior written consent. Except as otherwise provided for under the Plan, if any Participant attempts to transfer, assign, pledge, hypothecate or otherwise dispose of any Award under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan or such Award, or suffers the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, all affected Awards held by such Participant shall be immediately forfeited.

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Appendix A

18.3	No Individual Rights

Nothing contained in the Plan, or in any Award granted pursuant to the Plan, shall confer upon any Participant any right to continue in the employ of, or as a Consultant for, the Company or a Subsidiary, nor interfere in any way with the right of the Company or a Subsidiary to terminate the employment or service of such Participant at any time with or without assigning any reason therefor, except to the extent expressly provided otherwise in a written agreement between the Participant and the Company or any Employer.

18.4	Other Compensation

Unless determined otherwise by the Plan Administrator or required by contractual obligations, the grant, vesting or payment of Awards under the Plan shall not be considered as part of an Employee’s salary or used for the calculation of any other pay, allowance, pension or other benefit unless otherwise permitted by other benefit plans provided by the Company or a Subsidiary, or required by law or by contractual obligations of the Company or a Subsidiary.

18.5	Leaves of Absence and Change in Status

Leaves of absence for such periods and purposes conforming to the personnel policy of the Company, or of a Subsidiary, as applicable, shall not be deemed a Termination of Service, unless a Participant commences a leave of absence from which he or she is not expected to return to active employment or service with the Company or a Subsidiary. The foregoing notwithstanding, with respect to Incentive Stock Options, employment shall not be deemed to continue beyond the first three (3) months of such leave unless the Participant’s reemployment rights are guaranteed by statute or contract. With respect to any Participant who, after the date an Award is granted under the Plan, ceases to be employed by or provide services to the Company or a Subsidiary on a full-time basis but continues to be employed or provide services on a part-time basis, the Plan Administrator may make appropriate adjustments, as determined in its sole discretion, as to the number of shares issuable under, the vesting schedule of, or the amount payable under any unvested Awards held by such Participant.

18.6	Transfers

In the event a Participant is transferred from the Company to a Subsidiary, or vice versa, or is promoted or given different responsibilities, Awards granted to the Participant prior to such date shall not be affected.

18.7	Unfunded Obligations

Any amounts (deferred or otherwise) to be paid to Participants pursuant to the Plan are unfunded obligations. Neither the Company nor any Subsidiary is required to segregate any monies from its general funds, to create any trusts or to make any special deposits with respect to this obligation. The Plan Administrator, in its sole discretion, may direct the Company to share with a Subsidiary the costs of a portion of the Awards paid to Participants who are executives of those companies. Beneficial ownership of any investments, including trust investments which the Company may make to fulfill this obligation, shall at all times remain in the Company. Any investments and the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or a fiduciary relationship between the Plan Administrator, the Company or any Subsidiary and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s Beneficiary or the Participant’s creditors in any assets of the Company or a Subsidiary whatsoever. The Participants shall have no claim against the Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

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Appendix A

18.8	Beneficiaries

The designation of a Beneficiary shall be on a form provided by the Company, executed by the Participant (with the consent of the Participant’s spouse, if required by the Company for reasons of community property or otherwise), and delivered to a designated representative of the Company. The Company may, in its discretion, utilize an electronic process for Beneficiary designations. A Participant may change his or her Beneficiary designation at any time. A designation by a Participant under any predecessor plans shall remain in effect under the Plan unless such designation is revoked or changed under the Plan. In the event that a Participant becomes divorced, a Beneficiary designation under the Plan or a predecessor plan in favor of his or her divorced spouse shall become void as of the effective date of the divorce, unless the Participant re-designates the former spouse as his or her Beneficiary following the effective date of the divorce. If no Beneficiary is designated, if the designation is ineffective, or if the Beneficiary dies before the balance of a Participant’s benefit is paid, the balance shall be paid to the Participant’s spouse, or if there is no surviving spouse, to the Participant’s estate. Notwithstanding the foregoing, however, a Participant’s Beneficiary shall be determined under applicable state law if such state law does not recognize Beneficiary designations under plans of this sort and is not preempted by laws which recognize the provisions of this Section 18.8. In the event that the Plan Administrator determines that two or more claims are made by claimed Beneficiaries against the Plan for an Award, the Plan Administrator may initiate an interpleader action in a court of competent jurisdiction to resolve the controversy.

In the event that an Award has vested, its restrictions have lapsed, or it has been exercised and the underlying shares of Common Stock relating to such award have been transferred to a brokerage account, it is the responsibility of the Participant to establish and maintain beneficiary designations with that broker.

18.9	Governing Law

The Plan shall be construed and governed in accordance with the laws of the State of Texas.

18.10	Satisfaction of Tax Obligations

Appropriate provision shall be made for all taxes required to be withheld in connection with the exercise, grant, vesting or other taxable event of Awards under the applicable laws and regulations of any governmental authority, whether federal, state or local and whether domestic or foreign, including, without limitation, the required withholding of a sufficient amount of Common Stock otherwise issuable to a Participant to satisfy the said required minimum tax withholding obligations. To the extent provided by the Plan Administrator, a Participant is permitted to deliver Common Stock (including shares acquired pursuant to the exercise of an Option or Stock Appreciation Right other than the Option or Stock Appreciation Right currently being exercised, to the extent permitted by applicable law) for payment of withholding taxes on the exercise of an Option or Stock Appreciation Right or upon the grant, vesting or payout of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Incentive Awards or Other Stock-Based Awards. Common Stock may be required to be withheld from the shares issuable to a Participant upon the exercise of an Option or Stock Appreciation Right or upon the grant, vesting or payout of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Incentive Awards or Other Stock-Based Awards to satisfy such minimum required tax withholding obligations. Notwithstanding the preceding provisions of this Section 18.10, withholding taxes may be based on rates in excess of the minimum required tax withholding rates if (a) the Plan Administrator (i) determines that such withholding would not result in adverse accounting, tax or other consequences to the Company or any Employer (other than immaterial administrative, reporting or similar consequences) and (ii) authorizes

A-30

Appendix A

withholding at such greater rates and (b) the holder of the Award consents to such withholding at such greater rates. The Fair Market Value of Common Stock as delivered pursuant to this Section 18.10 shall be determined as of the day of release, and shall be calculated in accordance with Section 2.19.

Any Participant who makes a Section 83(b) election under the Code shall, within ten (10) days of making such election, notify the Company in writing of such election and shall provide the Company or such Participant’s Employer with a copy of such election form filed with the Internal Revenue Service.

A Participant is solely responsible for obtaining, or failing to obtain, tax advice with respect to participation in the Plan prior to the Participant’s (i) entering into any transaction under or with respect to the Plan, (ii) designating or choosing the times of distributions under the Plan, or (iii) disposing of any Common Stock issued under the Plan.

18.11	Participants in Foreign Jurisdictions

The Plan Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of any countries in which the Company or any Subsidiary may operate to ensure the viability of the benefits from Awards granted to Participants employed or providing services in such countries, to meet the requirements of local laws that permit the Plan to operate in a qualified or tax-efficient manner, to comply with applicable foreign laws and to meet the objectives of the Plan; provided, however, that no such action taken pursuant to this Section 18.11 shall result in a “material revision” of the Plan under applicable securities exchange governance rules.

SECTION 19

REGULATORY COMPLIANCE

19.1	Rule 16b-3 of the Exchange Act and Section 162(m)

The Company’s intention is that, so long as any of the Company’s equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, the Plan shall comply in all respects with the rules of any exchange on which the Common Stock is traded and with Rule 16b-3. In addition, it is the Company’s intention that, as to Covered Employees, unless otherwise indicated in an Award Agreement, Options, Stock Appreciation Rights, Performance Shares, Performance Units and Incentive Awards shall be designed to qualify as performance-based compensation under Section 162(m). If any Plan provision is determined not to be in compliance with the foregoing intentions, that provision shall be deemed modified as necessary to meet the requirements of any such exchange, Rule 16b-3 and Section 162(m).

19.2	Section 409A

The Plan is intended to be administered, operated and construed in compliance with Section 409A and any guidance issued thereunder. Notwithstanding this or any other provision of the Plan to the contrary, the Board or the Plan Administrator may amend the Plan in any manner, or take any other action, that either of them determines, in its sole discretion, is necessary, appropriate or advisable to cause the Plan to comply with Section 409A and any guidance issued thereunder. Any such action, once taken, shall be deemed to be effective from the earliest date necessary and applicable to avoid a violation of Section 409A and shall be final, binding and conclusive on all Employees, Consultants and other individuals having or claiming any right or interest under the Plan.

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Appendix A

Notwithstanding the provisions of the Plan or any Award Agreement, if a Participant is a “specified employee” upon his or her “separation from service” (within the meaning of such terms in Section 409A under such definitions and procedures as established by the Company in accordance with Section 409A), any portion of a payment, settlement or other distribution made upon such a “separation from service” that would cause the acceleration of, or an addition to, any taxes pursuant to Section 409A will not commence or be paid until a date that is six (6) months and one (1) day following the applicable “separation from service.” Any payments, settlements or other distributions that are delayed pursuant to this Section 19.2 following the applicable “separation from service” shall be accumulated and paid to the Participant in a lump sum without interest on the first business day immediately following the required delay period.

SECTION 20

ESTABLISHMENT AND TERM OF PLAN

This amended and restated Plan was adopted by the Board on February 8, 2016, and is subject to approval by the Company’s stockholders at the 2016 annual meeting of the Company’s stockholders. If this amendment and restatement is not so approved by the stockholders, then this amendment and restatement shall be void ab initio, and the Prior Plan shall continue in effect as if this amendment and restatement had not occurred, and any awards previously granted under the Prior Plan shall continue in effect under the terms of the grant and the Prior Plan; provided, further, that thereafter awards may continue to be granted pursuant to the terms of the Prior Plan, as in effect prior to this amendment and restatement and as may be otherwise amended thereafter. This amended and restated Plan shall become effective on the Effective Date if it is approved on such date by the Company’s stockholders, and the Plan shall remain in effect, subject to the right of the Board to terminate the Plan at any time pursuant to Section 21, until all Common Stock subject to it shall have been purchased or acquired according to the provisions herein. However, in no event may an Award be granted under the Plan on or after the tenth (10th) anniversary of the Effective Date. After the Plan is terminated, no future Awards may be granted pursuant to the Plan, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

SECTION 21

AMENDMENT, TERMINATION OR DISCONTINUANCE OF PLAN

21.1	Amendment of Plan

Subject to approval of the Board with respect to amendments that are required by law or regulation or stock exchange rules to be submitted to the stockholders of the Company for approval, the Compensation and Benefits Committee of the Board may from time to time make such amendments to the Plan as it may deem proper and in the best interest of the Company, including, without limitation, any amendment necessary to ensure that the Company may obtain any regulatory approval referred to in Section 17; provided, however, that (i) to the extent required by applicable law, regulation or stock exchange rule, and as provided in Sections 7.3(h) and 8.4, stockholder approval shall be required, and (ii) except as otherwise provided in the Plan, no change in any Award previously granted under the Plan may be made without the consent of the Participant if such change would impair the right of the Participant under the Award to acquire or retain Common Stock or cash that the Participant may have acquired as a result of the Plan.

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Appendix A

21.2	Termination or Suspension of Plan

The Compensation and Benefits Committee of the Board may at any time suspend the operation of or terminate the Plan with respect to any Common Stock or rights which are not at that time subject to any Award outstanding under the Plan.

21.3	Section 162(m) Approval

If so determined by the Plan Administrator, the provisions of the Plan relating to Performance Goals and Awards that are intended to constitute “performance-based compensation” under Section 162(m) shall be disclosed to, and reapproved by, the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Effective Date occurs (or at any such other time as may be required or allowed by Section 162(m)) in order for Awards that are intended to constitute “performance-based compensation” under Section 162(m) granted after such time to be exempt from the deduction limitations of Section 162(m).

IN WITNESS WHEREOF, the Company has caused the Plan to be executed effective as of                     , 2016.

ANADARKO PETROLEUM CORPORATION

Julia A. Struble
Vice President, Human Resources

A-33

1201 LAKE ROBBINS DRIVE

THE WOODLANDS, TX 77380

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Anadarko Petroleum Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E01009-P75444-Z67366	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

     ANADARKO PETROLEUM CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3 AND 4.
Vote on Directors
1.	Election of Directors

	Nominees:	For	Against	Abstain

	1a. Anthony R. Chase	☐	☐	☐

	1b. Kevin P. Chilton	☐	☐	☐

	1c. H. Paulett Eberhart	☐	☐	☐

	1d. Peter J. Fluor	☐	☐	☐

	1e. Richard L. George	☐	☐	☐

	1f. Joseph W. Gorder	☐	☐	☐

	1g. John R. Gordon	☐	☐	☐

	1h. Sean Gourley	☐	☐	☐

	1i. Mark C. McKinley	☐	☐	☐

	1j. Eric D. Mullins	☐	☐	☐

	1k. R. A. Walker	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

Please indicate if you plan to attend this meeting.	☐	☐
	Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Vote on Proposals	For	Against	Abstain

2. Ratification of Appointment of KPMG LLP as Independent Auditor.	☐	☐	☐

3. Approve an Amendment and Restatement of the Anadarko Petroleum Corporation 2012 Omnibus Incentive Compensation Plan	☐	☐	☐

4. Advisory Vote to Approve Named Executive Officer Compensation.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEM 5.

5. Stockholder Proposal - Report on Carbon Risk.	☐	☐	☐

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR Items 1, 2, 3 and 4, and AGAINST Item 5. If any other matters come properly before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Each signatory to this proxy acknowledges receipt from Anadarko Petroleum Corporation, prior to execution of this proxy, of a notice of Annual Meeting of Stockholders and a proxy statement dated March 18, 2016.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and 10-K/Annual Report are available at:

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E01010-P75444-Z67366

ANADARKO PETROLEUM CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

May 10, 2016

The undersigned hereby appoint(s) R. A. Walker, Robert G. Gwin and Robert K. Reeves, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of Anadarko Petroleum Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m., Central Daylight Time, on May 10, 2016, at The Woodlands Waterway Marriott Hotel and Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas 77380 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND AS RECOMMENDED BY THE BOARD OF DIRECTORS FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)